UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report
June 30, 2023 (Unaudited)
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Contrarian Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Contrarian Core Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	04/30/12	20.72	21.09	12.76	12.64
Class 2	04/30/12	20.56	20.75	12.48	12.36
Russell 1000 Index		16.68	19.36	11.92	12.64
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at June 30, 2023)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2023)
Communication Services	13.2
Consumer Discretionary	7.0
Consumer Staples	6.2
Energy	3.4
Financials	12.5
Health Care	15.1
Industrials	8.8
Information Technology	29.2
Materials	1.7
Real Estate	1.3
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,207.20	1,021.54	3.74	3.43	0.68
Class 2	1,000.00	1,000.00	1,205.60	1,020.29	5.11	4.68	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 13.1%
Entertainment 2.8%
Endeavor Group Holdings, Inc., Class A(a)	464,103	11,101,344
Take-Two Interactive Software, Inc.(a)	148,569	21,863,414
Walt Disney Co. (The)(a)	78,886	7,042,942
Total		40,007,700
Interactive Media & Services 8.4%
Alphabet, Inc., Class A(a)	266,980	31,957,506
Alphabet, Inc., Class C(a)	253,312	30,643,153
Match Group, Inc.(a)	180,336	7,547,061
Meta Platforms, Inc., Class A(a)	117,843	33,818,584
Pinterest, Inc., Class A(a)	292,624	8,000,340
ZoomInfo Technologies, Inc.(a)	300,671	7,634,037
Total		119,600,681
Media 0.8%
Comcast Corp., Class A	260,449	10,821,656
Wireless Telecommunication Services 1.1%
T-Mobile US, Inc.(a)	106,400	14,778,960
Total Communication Services		185,208,997
Consumer Discretionary 6.9%
Automobiles 1.4%
Tesla, Inc.(a)	78,251	20,483,764
Broadline Retail 4.0%
Amazon.com, Inc.(a)	431,967	56,311,218
Hotels, Restaurants & Leisure 0.5%
McDonald’s Corp.	21,869	6,525,928
Specialty Retail 0.4%
Lowe’s Companies, Inc.	28,774	6,494,292
Textiles, Apparel & Luxury Goods 0.6%
Tapestry, Inc.	186,608	7,986,823
Total Consumer Discretionary		97,802,025
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.2%
Consumer Staples Distribution & Retail 2.2%
Sysco Corp.	98,048	7,275,161
Walmart, Inc.	151,133	23,755,085
Total		31,030,246
Food Products 1.5%
Mondelez International, Inc., Class A	293,319	21,394,688
Household Products 1.6%
Procter & Gamble Co. (The)	145,141	22,023,695
Personal Care Products 0.9%
Coty, Inc., Class A(a)	618,236	7,598,121
Kenvue, Inc.(a)	199,267	5,264,634
Total		12,862,755
Total Consumer Staples		87,311,384
Energy 3.4%
Oil, Gas & Consumable Fuels 3.4%
Canadian Natural Resources Ltd.	255,674	14,384,219
Chevron Corp.	160,964	25,327,686
EOG Resources, Inc.	75,428	8,631,980
Total		48,343,885
Total Energy		48,343,885
Financials 12.4%
Banks 2.4%
Bank of America Corp.	278,135	7,979,693
JPMorgan Chase & Co.	123,947	18,026,852
Wells Fargo & Co.	197,120	8,413,081
Total		34,419,626
Capital Markets 2.7%
BlackRock, Inc.	28,661	19,808,763
MSCI, Inc.	12,799	6,006,443
S&P Global, Inc.	31,194	12,505,363
Total		38,320,569
Consumer Finance 0.5%
American Express Co.	40,526	7,059,629
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 5.9%
Berkshire Hathaway, Inc., Class B(a)	110,333	37,623,553
MasterCard, Inc., Class A	58,242	22,906,579
Visa, Inc., Class A	99,236	23,566,565
Total		84,096,697
Insurance 0.9%
Aon PLC, Class A	34,993	12,079,584
Total Financials		175,976,105
Health Care 14.9%
Biotechnology 2.8%
AbbVie, Inc.	121,193	16,328,333
BioMarin Pharmaceutical, Inc.(a)	72,226	6,260,550
Vertex Pharmaceuticals, Inc.(a)	48,198	16,961,358
Total		39,550,241
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	102,493	11,173,787
Boston Scientific Corp.(a)	231,472	12,520,320
GE HealthCare Technologies, Inc.	80,357	6,528,203
Medtronic PLC	248,484	21,891,440
Total		52,113,750
Health Care Providers & Services 1.7%
Elevance Health, Inc.	54,458	24,195,145
Life Sciences Tools & Services 2.1%
Danaher Corp.	29,602	7,104,480
IQVIA Holdings, Inc.(a)	39,501	8,878,640
Thermo Fisher Scientific, Inc.	27,504	14,350,212
Total		30,333,332
Pharmaceuticals 4.6%
Eli Lilly & Co.	77,035	36,127,874
Johnson & Johnson	177,229	29,334,944
Total		65,462,818
Total Health Care		211,655,286
Industrials 8.8%
Aerospace & Defense 1.8%
Raytheon Technologies Corp.	260,469	25,515,543
Electrical Equipment 0.8%
Emerson Electric Co.	125,578	11,350,995
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 2.9%
Uber Technologies, Inc.(a)	482,002	20,808,026
Union Pacific Corp.	96,628	19,772,022
Total		40,580,048
Industrial Conglomerates 1.8%
General Electric Co.	148,740	16,339,089
Honeywell International, Inc.	46,218	9,590,235
Total		25,929,324
Machinery 1.5%
Parker-Hannifin Corp.	53,227	20,760,659
Total Industrials		124,136,569
Information Technology 28.9%
Electronic Equipment, Instruments & Components 1.9%
TE Connectivity Ltd.	137,952	19,335,352
Zebra Technologies Corp., Class A(a)	24,690	7,304,043
Total		26,639,395
IT Services 2.1%
Accenture PLC, Class A	45,975	14,186,965
International Business Machines Corp.	116,011	15,523,432
Total		29,710,397
Semiconductors & Semiconductor Equipment 7.0%
Advanced Micro Devices, Inc.(a)	69,967	7,969,941
Entegris, Inc.	60,194	6,670,699
Lam Research Corp.	28,427	18,274,581
Marvell Technology, Inc.	115,936	6,930,654
NVIDIA Corp.	116,414	49,245,450
QUALCOMM, Inc.	89,434	10,646,224
Total		99,737,549
Software 11.2%
Adobe, Inc.(a)	39,541	19,335,154
Intuit, Inc.	51,765	23,718,205
Microsoft Corp.	313,924	106,903,679
Palo Alto Networks, Inc.(a)	36,277	9,269,136
Total		159,226,174
Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	490,981	95,235,585
Total Information Technology		410,549,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.7%
Chemicals 1.3%
Corteva, Inc.	49,082	2,812,399
Sherwin-Williams Co. (The)	59,727	15,858,713
Total		18,671,112
Containers & Packaging 0.0%
Avery Dennison Corp.	3,368	578,622
Metals & Mining 0.4%
Newmont Corp.	117,969	5,032,558
Total Materials		24,282,292
Real Estate 1.2%
Specialized REITs 1.2%
American Tower Corp.	90,286	17,510,067
Total Real Estate		17,510,067
Utilities 1.6%
Electric Utilities 0.7%
American Electric Power Co., Inc.	121,078	10,194,768
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.9%
DTE Energy Co.	32,397	3,564,318
Public Service Enterprise Group, Inc.	146,365	9,163,912
Total		12,728,230
Total Utilities		22,922,998
Total Common Stocks (Cost $1,041,762,054)		1,405,698,708

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(b),(c)	21,910,665	21,901,901
Total Money Market Funds (Cost $21,901,032)		21,901,901
Total Investments in Securities (Cost: $1,063,663,086)		1,427,600,609
Other Assets & Liabilities, Net		(8,684,339)
Net Assets		1,418,916,270

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at June 30, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	37,684,790	120,151,020	(135,931,857)	(2,052)	21,901,901	(1,932)	469,113	21,910,665
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	185,208,997	—	—	185,208,997
Consumer Discretionary	97,802,025	—	—	97,802,025
Consumer Staples	87,311,384	—	—	87,311,384
Energy	48,343,885	—	—	48,343,885
Financials	175,976,105	—	—	175,976,105
Health Care	211,655,286	—	—	211,655,286
Industrials	124,136,569	—	—	124,136,569
Information Technology	410,549,100	—	—	410,549,100
Materials	24,282,292	—	—	24,282,292
Real Estate	17,510,067	—	—	17,510,067
Utilities	22,922,998	—	—	22,922,998
Total Common Stocks	1,405,698,708	—	—	1,405,698,708
Money Market Funds	21,901,901	—	—	21,901,901
Total Investments in Securities	1,427,600,609	—	—	1,427,600,609
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,041,762,054)	$1,405,698,708
Affiliated issuers (cost $21,901,032)	21,901,901
Receivable for:
Investments sold	2,027,956
Capital shares sold	33,312
Dividends	657,596
Foreign tax reclaims	60,233
Expense reimbursement due from Investment Manager	2,350
Prepaid expenses	8,773
Trustees’ deferred compensation plan	180,765
Total assets	1,430,571,594
Liabilities
Payable for:
Investments purchased	7,886,549
Capital shares redeemed	3,495,757
Management services fees	27,890
Distribution and/or service fees	1,050
Service fees	10,153
Compensation of board members	30,727
Compensation of chief compliance officer	127
Other expenses	22,306
Trustees’ deferred compensation plan	180,765
Total liabilities	11,655,324
Net assets applicable to outstanding capital stock	$1,418,916,270
Represented by
Trust capital	$1,418,916,270
Total - representing net assets applicable to outstanding capital stock	$1,418,916,270
Class 1
Net assets	$1,263,626,121
Shares outstanding	31,625,442
Net asset value per share	$39.96
Class 2
Net assets	$155,290,149
Shares outstanding	3,994,652
Net asset value per share	$38.87
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,657,579
Dividends — affiliated issuers	469,113
Foreign taxes withheld	(52,297)
Total income	9,074,395
Expenses:
Management services fees	4,847,510
Distribution and/or service fees
Class 2	174,250
Service fees	47,867
Compensation of board members	17,884
Custodian fees	6,391
Printing and postage fees	6,405
Accounting services fees	15,045
Legal fees	14,713
Compensation of chief compliance officer	127
Other	12,665
Total expenses	5,142,857
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(427,577)
Total net expenses	4,715,280
Net investment income	4,359,115
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,296,232
Investments — affiliated issuers	(1,932)
Foreign currency translations	3,614
Net realized gain	17,297,914
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	233,707,999
Investments — affiliated issuers	(2,052)
Foreign currency translations	(1,565)
Net change in unrealized appreciation (depreciation)	233,704,382
Net realized and unrealized gain	251,002,296
Net increase in net assets resulting from operations	$255,361,411
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$4,359,115	$9,384,893
Net realized gain	17,297,914	83,119,653
Net change in unrealized appreciation (depreciation)	233,704,382	(394,766,107)
Net increase (decrease) in net assets resulting from operations	255,361,411	(302,261,561)
Decrease in net assets from capital stock activity	(120,407,615)	(89,032,389)
Total increase (decrease) in net assets	134,953,796	(391,293,950)
Net assets at beginning of period	1,283,962,474	1,675,256,424
Net assets at end of period	$1,418,916,270	$1,283,962,474

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	59,141	2,162,421	146,080	5,048,992
Shares redeemed	(3,293,118)	(121,254,717)	(2,457,534)	(91,794,593)
Net decrease	(3,233,977)	(119,092,296)	(2,311,454)	(86,745,601)
Class 2
Shares sold	151,560	5,453,818	293,304	10,284,646
Shares redeemed	(192,990)	(6,769,137)	(358,478)	(12,571,434)
Net decrease	(41,430)	(1,315,319)	(65,174)	(2,286,788)
Total net decrease	(3,275,407)	(120,407,615)	(2,376,628)	(89,032,389)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

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Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$33.10	0.12	6.74	6.86
Year Ended 12/31/2022	$40.69	0.25	(7.84)	(7.59)
Year Ended 12/31/2021	$32.74	0.20	7.75	7.95
Year Ended 12/31/2020	$26.76	0.25	5.73	5.98
Year Ended 12/31/2019	$20.10	0.27	6.39	6.66
Year Ended 12/31/2018	$22.07	0.24	(2.21)	(1.97)
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$32.24	0.08	6.55	6.63
Year Ended 12/31/2022	$39.73	0.15	(7.64)	(7.49)
Year Ended 12/31/2021	$32.05	0.11	7.57	7.68
Year Ended 12/31/2020	$26.27	0.17	5.61	5.78
Year Ended 12/31/2019	$19.78	0.21	6.28	6.49
Year Ended 12/31/2018	$21.77	0.19	(2.18)	(1.99)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$39.96	20.72%	0.74%	0.68%	0.68%	20%	$1,263,626
Year Ended 12/31/2022	$33.10	(18.65%)	0.74%	0.69%	0.69%	48%	$1,153,825
Year Ended 12/31/2021	$40.69	24.28%	0.73%	0.70%	0.54%	45%	$1,512,305
Year Ended 12/31/2020	$32.74	22.35%	0.74%(c)	0.69%(c)	0.91%	58%	$1,449,079
Year Ended 12/31/2019	$26.76	33.13%	0.74%(c)	0.70%(c)	1.16%	43%	$1,433,380
Year Ended 12/31/2018	$20.10	(8.93%)	0.71%	0.71%	1.09%	63%	$1,301,755
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$38.87	20.56%	0.99%	0.93%	0.43%	20%	$155,290
Year Ended 12/31/2022	$32.24	(18.85%)	0.99%	0.94%	0.44%	48%	$130,137
Year Ended 12/31/2021	$39.73	23.96%	0.98%	0.95%	0.29%	45%	$162,952
Year Ended 12/31/2020	$32.05	22.00%	0.99%(c)	0.94%(c)	0.65%	58%	$132,736
Year Ended 12/31/2019	$26.27	32.81%	0.99%(c)	0.95%(c)	0.90%	43%	$112,800
Year Ended 12/31/2018	$19.78	(9.14%)	0.96%	0.96%	0.86%	63%	$91,923
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
18	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.726% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.68%	0.68%	0.68%
Class 2	0.93	0.93	0.93
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $261,257,325 and $358,139,331, respectively, for the six months ended June 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
20	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 99.3% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Variable Portfolio – Contrarian Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	23

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
24	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive
Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023	25

Approval of Management Agreement  (continued)
(Unaudited)
compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
26	Columbia Variable Portfolio – Contrarian Core Fund | Semiannual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7002_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Cap Value Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	05/19/98	7.91	17.50	5.88	9.08
Class 2	06/01/00	7.84	17.18	5.61	8.81
Russell 2000 Value Index		2.50	6.01	3.54	7.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at June 30, 2023)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2023)
Communication Services	2.1
Consumer Discretionary	12.6
Consumer Staples	2.6
Energy	8.0
Financials	21.3
Health Care	9.2
Industrials	18.7
Information Technology	10.4
Materials	8.1
Real Estate	6.1
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,079.10	1,020.54	4.56	4.43	0.88
Class 2	1,000.00	1,000.00	1,078.40	1,019.30	5.86	5.69	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 100.0%
Issuer	Shares	Value ($)
Communication Services 2.1%
Diversified Telecommunication Services 0.3%
Bandwidth, Inc., Class A(a)	89,620	1,226,002
Entertainment 0.4%
Gaia, Inc.(a)	311,859	720,394
Playstudios, Inc.(a)	272,096	1,335,992
Total		2,056,386
Media 0.9%
AdTheorent Holding Co., Inc.(a)	577,450	808,430
Criteo SA, ADR(a)	82,468	2,782,470
Innovid Corp.(a)	1,106,203	1,205,761
Total		4,796,661
Wireless Telecommunication Services 0.5%
Telephone and Data Systems, Inc.	190,860	1,570,777
United States Cellular Corp.(a)	65,560	1,155,823
Total		2,726,600
Total Communication Services		10,805,649
Consumer Discretionary 12.6%
Auto Components 1.1%
Gentherm, Inc.(a)	44,212	2,498,420
Modine Manufacturing Co.(a)	94,979	3,136,207
Total		5,634,627
Broadline Retail 1.0%
Redbubble Ltd.(a)	2,158,982	533,828
Savers Value Village, Inc.(a)	198,150	4,696,155
Total		5,229,983
Distributors 0.0%
Educational Development Corp.(a)	152,932	181,989
Diversified Consumer Services 0.6%
American Public Education, Inc.(a)	248,550	1,178,127
Stride, Inc.(a)	56,123	2,089,459
Total		3,267,586
Hotels, Restaurants & Leisure 0.4%
PlayAGS, Inc.(a)	378,037	2,135,909
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 3.1%
Cavco Industries, Inc.(a)	9,627	2,839,965
Century Communities, Inc.	37,160	2,847,199
Hamilton Beach Brands Holding Co.	195,090	1,884,570
iRobot Corp.(a)	55,940	2,531,285
Legacy Housing Corp.(a)	91,628	2,124,854
Lifetime Brands, Inc.	188,814	1,066,799
Lovesac Co. (The)(a)	43,194	1,164,078
Universal Electronics, Inc.(a)	171,894	1,653,620
Total		16,112,370
Leisure Products 1.1%
Latham Group, Inc.(a)	442,773	1,642,688
Malibu Boats, Inc., Class A(a)	39,763	2,332,498
Topgolf Callaway Brands Corp.(a)	106,270	2,109,459
Total		6,084,645
Specialty Retail 3.2%
1-800-Flowers.com, Inc., Class A(a)	134,479	1,048,936
Advance Auto Parts, Inc.	24,470	1,720,241
American Eagle Outfitters, Inc.	170,370	2,010,366
Brilliant Earth Group, Inc., Class A(a)	185,281	718,890
Citi Trends, Inc.(a)	58,020	1,024,633
Lulu’s Fashion Lounge Holdings, Inc.(a)	362,270	916,543
National Vision Holdings, Inc.(a)	88,880	2,158,895
Overstock.com, Inc.(a)	112,700	3,670,639
ThredUp, Inc., Class A(a)	794,421	1,938,387
Victoria’s Secret & Co.(a)	22,831	397,945
Zumiez, Inc.(a)	59,330	988,438
Total		16,593,913
Textiles, Apparel & Luxury Goods 2.1%
Canada Goose Holdings, Inc.(a)	104,090	1,852,802
Capri Holdings Ltd.(a)	83,790	3,007,223
Culp, Inc.(a)	140,209	696,839
Fossil Group, Inc.(a)	182,310	468,537
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Movado Group, Inc.	65,985	1,770,377
Steven Madden Ltd.	93,354	3,051,742
Total		10,847,520
Total Consumer Discretionary		66,088,542
Consumer Staples 2.6%
Consumer Staples Distribution & Retail 0.6%
Andersons, Inc. (The)	68,752	3,172,905
Food Products 1.1%
Fresh Del Monte Produce, Inc.	92,743	2,384,423
Hain Celestial Group, Inc. (The)(a)	254,228	3,180,392
Total		5,564,815
Household Products 0.2%
Oil-Dri Corp of America	16,472	971,683
Personal Care Products 0.7%
Honest Co., Inc. (The)(a)	628,230	1,055,427
Olaplex Holdings, Inc.(a)	759,510	2,825,377
Total		3,880,804
Total Consumer Staples		13,590,207
Energy 8.0%
Energy Equipment & Services 3.1%
ChampionX Corp.	114,050	3,540,112
Expro Group Holdings NV(a)	156,623	2,775,360
Natural Gas Services Group, Inc.(a)	148,650	1,471,635
Newpark Resources, Inc.(a)	569,003	2,975,886
Pason Systems, Inc.	298,069	2,585,252
Patterson-UTI Energy, Inc.	177,930	2,129,822
Profire Energy, Inc.(a)	707,291	869,968
Total		16,348,035
Oil, Gas & Consumable Fuels 4.9%
Callon Petroleum Co.(a)	66,310	2,325,492
CVR Energy, Inc.	114,050	3,416,938
Delek U.S. Holdings, Inc.	139,460	3,340,067
Kinetik Holdings, Inc.	79,118	2,780,206
Magnolia Oil & Gas Corp., Class A	69,400	1,450,460
Murphy Oil Corp.	161,886	6,200,234
Ring Energy, Inc.(a)	1,032,124	1,764,932
Common Stocks (continued)
Issuer	Shares	Value ($)
Talos Energy, Inc.(a)	181,511	2,517,557
W&T Offshore, Inc.(a)	400,602	1,550,330
Total		25,346,216
Total Energy		41,694,251
Financials 21.3%
Banks 12.5%
Ameris Bancorp	98,678	3,375,774
Bank of Marin Bancorp	56,667	1,001,306
BankUnited, Inc.	141,742	3,054,540
Banner Corp.	58,514	2,555,306
Capital Bancorp, Inc.	80,727	1,461,159
Capital City Bank Group, Inc.	36,350	1,113,764
Central Pacific Financial Corp.	96,724	1,519,534
Central Valley Community Bancorp	85,936	1,327,711
Columbia Banking System, Inc.	209,802	4,254,785
Community Trust Bancorp, Inc.	38,126	1,356,142
Eastern Bankshares, Inc.	218,300	2,678,541
First BanCorp	64,546	1,920,244
First Community Corp.	86,222	1,496,814
First Financial Corp.	40,734	1,322,633
Heritage Financial Corp.	105,680	1,708,846
HomeStreet, Inc.	101,407	600,329
Northrim BanCorp, Inc.	63,158	2,484,004
OFG Bancorp	106,178	2,769,122
Popular, Inc.	70,898	4,290,747
Provident Financial Holdings, Inc.	77,536	1,001,765
Riverview Bancorp, Inc.	193,284	974,151
Sierra Bancorp	83,109	1,410,360
Southern First Bancshares, Inc.(a)	67,122	1,661,270
Synovus Financial Corp.	121,010	3,660,552
Territorial Bancorp, Inc.	87,544	1,075,040
Towne Bank	113,771	2,644,038
UMB Financial Corp.	68,013	4,141,992
Washington Federal, Inc.	109,396	2,901,182
Western Alliance Bancorp	45,790	1,669,961
Western New England Bancorp, Inc.	243,902	1,424,388
Zions Bancorp	104,060	2,795,052
Total		65,651,052

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 0.6%
StoneX Group, Inc.(a)	37,276	3,096,890
Consumer Finance 0.5%
PROG Holdings, Inc.(a)	72,859	2,340,231
Financial Services 4.5%
Alerus Financial Corp.	86,331	1,552,231
Cass Information Systems, Inc.	37,791	1,465,535
Essent Group Ltd.	139,997	6,551,860
EVERTEC, Inc.	63,140	2,325,446
MGIC Investment Corp.	308,526	4,871,626
NMI Holdings, Inc., Class A(a)	149,275	3,854,281
Payoneer Global, Inc.(a)	605,167	2,910,853
Total		23,531,832
Insurance 3.2%
Global Indemnity Group LLC	84,402	2,835,063
Greenlight Capital Re Ltd., Class A(a)	109,317	1,151,655
Horace Mann Educators Corp.	95,725	2,839,203
Mercury General Corp.	95,030	2,876,558
National Western Life Group, Inc., Class A	11,723	4,871,610
ProAssurance Corp.	146,524	2,211,047
Total		16,785,136
Total Financials		111,405,141
Health Care 9.2%
Biotechnology 4.3%
Arcutis Biotherapeutics, Inc.(a)	93,680	892,770
Ardelyx, Inc.(a)	140,380	475,888
Arrowhead Pharmaceuticals, Inc.(a)	68,769	2,452,303
Atara Biotherapeutics, Inc.(a)	271,770	437,550
BioCryst Pharmaceuticals, Inc.(a)	108,140	761,306
Bioxcel Therapeutics, Inc.(a)	97,700	650,682
Celcuity, Inc.(a)	43,940	482,461
Insmed, Inc.(a)	120,470	2,541,917
Kodiak Sciences, Inc.(a)	74,040	510,876
Lexicon Pharmaceuticals, Inc.(a)	234,560	537,142
Mersana Therapeutics, Inc.(a)	159,980	526,334
Natera, Inc.(a)	62,090	3,021,299
Olema Pharmaceuticals, Inc.(a)	64,210	579,816
Protagonist Therapeutics, Inc.(a)	27,460	758,445
Common Stocks (continued)
Issuer	Shares	Value ($)
Replimune Group, Inc.(a)	52,193	1,211,922
Sage Therapeutics, Inc.(a)	46,889	2,204,721
SpringWorks Therapeutics, Inc.(a)	62,686	1,643,627
Travere Therapeutics, Inc.(a)	54,280	833,741
uniQure NV(a)	69,280	793,949
Zentalis Pharmaceuticals, Inc.(a)	55,120	1,554,935
Total		22,871,684
Health Care Equipment & Supplies 1.0%
Inogen, Inc.(a)	81,090	936,589
LivaNova PLC(a)	54,526	2,804,272
Zimvie, Inc.(a)	134,860	1,514,478
Total		5,255,339
Health Care Providers & Services 1.4%
Castle Biosciences, Inc.(a)	59,025	809,823
Enhabit, Inc.(a)	208,870	2,402,005
Guardant Health, Inc.(a)	55,724	1,994,919
National HealthCare Corp.	33,076	2,044,759
Total		7,251,506
Life Sciences Tools & Services 0.3%
Azenta, Inc.(a)	22,666	1,058,049
Codexis, Inc.(a)	197,624	553,347
Total		1,611,396
Pharmaceuticals 2.2%
ANI Pharmaceuticals, Inc.(a)	41,359	2,226,355
Perrigo Co. PLC	147,730	5,015,434
Supernus Pharmaceuticals, Inc.(a)	68,717	2,065,633
Taro Pharmaceutical Industries Ltd.(a)	57,337	2,174,792
Total		11,482,214
Total Health Care		48,472,139
Industrials 18.7%
Aerospace & Defense 1.0%
Moog, Inc., Class A	50,049	5,426,813
Air Freight & Logistics 0.8%
Forward Air Corp.	23,520	2,495,707
Radiant Logistics, Inc.(a)	284,327	1,910,678
Total		4,406,385

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.1%
AZEK Co., Inc. (The)(a)	92,907	2,814,153
AZZ, Inc.	64,352	2,796,738
UFP Industries, Inc.	53,826	5,223,813
Total		10,834,704
Commercial Services & Supplies 0.9%
Healthcare Services Group, Inc.	171,537	2,561,048
HNI Corp.	73,795	2,079,543
Total		4,640,591
Electrical Equipment 1.3%
Encore Wire Corp.	25,639	4,767,059
Thermon(a)	81,942	2,179,657
Total		6,946,716
Ground Transportation 2.3%
Hertz Global Holdings, Inc.(a)	257,770	4,740,390
Marten Transport Ltd.	133,500	2,870,250
Schneider National, Inc., Class B	148,690	4,270,377
Total		11,881,017
Machinery 4.0%
Gorman-Rupp Co.	53,602	1,545,346
Greenbrier Companies, Inc. (The)	65,228	2,811,327
Helios Technologies, Inc.	38,880	2,569,579
Hurco Companies, Inc.	77,503	1,677,940
John Bean Technologies Corp.	39,720	4,818,036
Manitex International, Inc.(a)	247,470	1,326,439
Markforged Holding Corp.(a)	745,640	902,224
Miller Industries, Inc.	32,374	1,148,306
Mueller Industries, Inc.	49,692	4,337,118
Total		21,136,315
Marine Transportation 1.1%
Costamare, Inc.	256,485	2,480,210
Kirby Corp.(a)	39,207	3,016,979
Total		5,497,189
Passenger Airlines 1.1%
Hawaiian Holdings, Inc.(a)	110,197	1,186,822
JetBlue Airways Corp.(a)	500,110	4,430,974
Total		5,617,796
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.1%
IBEX Holdings Ltd.(a)	73,781	1,566,371
Korn/Ferry International	63,490	3,145,295
MAXIMUS, Inc.	31,600	2,670,516
Red Violet, Inc.(a)	79,697	1,639,367
TaskUS, Inc., Class A(a)	150,970	1,708,980
Total		10,730,529
Trading Companies & Distributors 2.0%
BlueLinx Holdings, Inc.(a)	25,024	2,346,751
H&E Equipment Services, Inc.	65,300	2,987,475
Karat Packaging, Inc.	96,540	1,761,855
Textainer Group Holdings Ltd.	91,591	3,606,853
Total		10,702,934
Total Industrials		97,820,989
Information Technology 10.4%
Communications Equipment 1.9%
Applied Optoelectronics, Inc.(a)	355,809	2,120,622
Casa Systems, Inc.(a)	656,420	800,832
Lumentum Holdings, Inc.(a)	73,308	4,158,763
Netscout Systems, Inc.(a)	92,680	2,868,446
Total		9,948,663
Electronic Equipment, Instruments & Components 3.4%
Airgain, Inc.(a)	166,318	898,117
ePlus, Inc.(a)	51,051	2,874,171
FARO Technologies, Inc.(a)	35,567	576,185
IPG Photonics Corp.(a)	21,300	2,892,966
Knowles Corp.(a)	184,640	3,334,599
OSI Systems, Inc.(a)	16,587	1,954,446
Powerfleet, Inc.(a)	447,853	1,343,559
TTM Technologies, Inc.(a)	161,740	2,248,186
Vishay Precision Group, Inc.(a)	44,106	1,638,538
Total		17,760,767
IT Services 1.2%
DigitalOcean Holdings, Inc.(a)	77,950	3,128,913
Kyndryl Holdings, Inc.(a)	221,257	2,938,293
Total		6,067,206

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.2%
Cohu, Inc.(a)	89,091	3,702,622
MagnaChip Semiconductor Corp.(a)	102,970	1,151,205
SMART Global Holdings, Inc.(a)	87,120	2,527,351
Synaptics, Inc.(a)	40,210	3,433,130
Valens Semiconductor Ltd.(a)	326,482	825,999
Total		11,640,307
Software 1.5%
Cerence, Inc.(a)	87,285	2,551,340
Cognyte Software Ltd.(a)	185,273	1,128,313
Expensify, Inc., Class A(a)	163,320	1,303,294
Mitek Systems, Inc.(a)	114,528	1,241,483
Upland Software, Inc.(a)	379,877	1,367,557
Total		7,591,987
Technology Hardware, Storage & Peripherals 0.2%
Nano Dimension Ltd., ADR(a)	435,030	1,257,237
Total Information Technology		54,266,167
Materials 8.1%
Chemicals 1.5%
Aspen Aerogels, Inc.(a)	273,335	2,156,613
Chemours Co. LLC (The)	75,480	2,784,457
Tronox Holdings PLC, Class A	243,943	3,100,516
Total		8,041,586
Construction Materials 1.6%
Eagle Materials, Inc.	14,279	2,661,891
Summit Materials, Inc., Class A(a)	151,868	5,748,204
Total		8,410,095
Containers & Packaging 0.6%
Greif, Inc., Class A	44,479	3,064,159
Metals & Mining 3.9%
Ampco-Pittsburgh Corp.(a)	267,621	851,035
Capstone Copper Corp.(a)	621,965	2,821,672
Centerra Gold, Inc.	316,370	1,896,190
ERO Copper Corp.(a)	135,171	2,734,541
Ferroglobe PLC(a)	327,196	1,560,725
Hudbay Minerals, Inc.	490,097	2,349,210
MP Materials Corp.(a)	71,130	1,627,454
Olympic Steel, Inc.	29,119	1,426,831
Common Stocks (continued)
Issuer	Shares	Value ($)
Pan American Silver Corp.	155,006	2,259,987
Torex Gold Resources, Inc.(a)	113,394	1,610,927
Universal Stainless & Alloy Products, Inc.(a)	104,139	1,458,987
Total		20,597,559
Paper & Forest Products 0.5%
Clearwater Paper Corp.(a)	37,494	1,174,312
Glatfelter Corp.	380,453	1,148,968
Total		2,323,280
Total Materials		42,436,679
Real Estate 6.1%
Diversified REITs 0.5%
American Assets Trust, Inc.	146,012	2,803,430
Hotel & Resort REITs 2.6%
Park Hotels & Resorts, Inc.	251,700	3,226,794
Pebblebrook Hotel Trust	248,184	3,459,685
RLJ Lodging Trust	294,435	3,023,847
Sunstone Hotel Investors, Inc.	372,379	3,768,476
Total		13,478,802
Office REITs 0.3%
Brandywine Realty Trust	296,260	1,377,609
Real Estate Management & Development 0.5%
Forestar Group, Inc.(a)	117,901	2,658,667
Retail REITs 0.7%
Macerich Co. (The)	329,140	3,709,408
Specialized REITs 1.5%
Outfront Media, Inc.	196,900	3,095,268
PotlatchDeltic Corp.	94,902	5,015,571
Total		8,110,839
Total Real Estate		32,138,755
Utilities 0.9%
Gas Utilities 0.9%
National Fuel Gas Co.	57,885	2,972,973
RGC Resources, Inc.	96,028	1,923,441
Total		4,896,414
Total Utilities		4,896,414
Total Common Stocks (Cost $527,288,068)		523,614,933

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(b),(c)	484,912	484,718
Total Money Market Funds (Cost $484,775)		484,718
Total Investments in Securities (Cost: $527,772,843)		524,099,651
Other Assets & Liabilities, Net		(450,732)
Net Assets		523,648,919
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at June 30, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	17,351	61,342,732	(60,875,308)	(57)	484,718	(1,351)	69,849	484,912
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,805,649	—	—	10,805,649
Consumer Discretionary	65,554,714	533,828	—	66,088,542
Consumer Staples	13,590,207	—	—	13,590,207
Energy	41,694,251	—	—	41,694,251
Financials	111,405,141	—	—	111,405,141
Health Care	48,472,139	—	—	48,472,139
Industrials	97,820,989	—	—	97,820,989
Information Technology	54,266,167	—	—	54,266,167
Materials	42,436,679	—	—	42,436,679
Real Estate	32,138,755	—	—	32,138,755
Utilities	4,896,414	—	—	4,896,414
Total Common Stocks	523,081,105	533,828	—	523,614,933
Money Market Funds	484,718	—	—	484,718
Total Investments in Securities	523,565,823	533,828	—	524,099,651
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $527,288,068)	$523,614,933
Affiliated issuers (cost $484,775)	484,718
Receivable for:
Investments sold	5,156,509
Capital shares sold	127,802
Dividends	476,557
Expense reimbursement due from Investment Manager	1,364
Prepaid expenses	4,083
Trustees’ deferred compensation plan	107,332
Total assets	529,973,298
Liabilities
Payable for:
Investments purchased	5,689,984
Capital shares redeemed	425,529
Management services fees	12,421
Distribution and/or service fees	1,362
Service fees	41,373
Compensation of board members	19,948
Compensation of chief compliance officer	50
Other expenses	26,380
Trustees’ deferred compensation plan	107,332
Total liabilities	6,324,379
Net assets applicable to outstanding capital stock	$523,648,919
Represented by
Paid in capital	479,321,037
Total distributable earnings (loss)	44,327,882
Total - representing net assets applicable to outstanding capital stock	$523,648,919
Class 1
Net assets	$324,039,428
Shares outstanding	26,106,332
Net asset value per share	$12.41
Class 2
Net assets	$199,609,491
Shares outstanding	16,305,189
Net asset value per share	$12.24
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	13

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$4,243,224
Dividends — affiliated issuers	69,849
Foreign taxes withheld	(35,443)
Total income	4,277,630
Expenses:
Management services fees	2,219,859
Distribution and/or service fees
Class 2	243,439
Service fees	206,049
Compensation of board members	10,869
Custodian fees	13,517
Printing and postage fees	7,655
Accounting services fees	15,045
Legal fees	9,367
Interest on interfund lending	1,699
Compensation of chief compliance officer	50
Other	11,515
Total expenses	2,739,064
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(243,594)
Total net expenses	2,495,470
Net investment income	1,782,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,993,827
Investments — affiliated issuers	(1,351)
Foreign currency translations	(340)
Net realized gain	6,992,136
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	31,598,594
Investments — affiliated issuers	(57)
Net change in unrealized appreciation (depreciation)	31,598,537
Net realized and unrealized gain	38,590,673
Net increase in net assets resulting from operations	$40,372,833
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$1,782,160	$3,223,931
Net realized gain	6,992,136	37,000,599
Net change in unrealized appreciation (depreciation)	31,598,537	(95,438,319)
Net increase (decrease) in net assets resulting from operations	40,372,833	(55,213,789)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	(134,518,457)
Class 2	—	(79,388,766)
Total distributions to shareholders	—	(213,907,223)
Increase (decrease) in net assets from capital stock activity	(29,004,051)	139,563,102
Total increase (decrease) in net assets	11,368,782	(129,557,910)
Net assets at beginning of period	512,280,137	641,838,047
Net assets at end of period	$523,648,919	$512,280,137

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	188,816	2,212,758	223,773	3,532,153
Distributions reinvested	—	—	11,738,085	134,518,457
Shares redeemed	(1,828,821)	(22,825,329)	(3,664,462)	(54,106,164)
Net increase (decrease)	(1,640,005)	(20,612,571)	8,297,396	83,944,446
Class 2
Shares sold	600,755	7,164,469	807,729	13,543,027
Distributions reinvested	—	—	7,006,952	79,388,766
Shares redeemed	(1,315,898)	(15,555,949)	(2,371,837)	(37,313,137)
Net increase (decrease)	(715,143)	(8,391,480)	5,442,844	55,618,656
Total net increase (decrease)	(2,355,148)	(29,004,051)	13,740,240	139,563,102
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$11.50	0.05	0.86	0.91	—	—	—
Year Ended 12/31/2022	$20.75	0.10	(1.93)	(1.83)	(0.14)	(7.28)	(7.42)
Year Ended 12/31/2021	$16.17	0.12	4.59	4.71	(0.13)	—	(0.13)
Year Ended 12/31/2020	$15.67	0.14	1.01	1.15	(0.08)	(0.57)	(0.65)
Year Ended 12/31/2019	$14.22	0.15	2.79	2.94	(0.09)	(1.40)	(1.49)
Year Ended 12/31/2018	$20.30	0.10	(3.12)	(3.02)	(0.08)	(2.98)	(3.06)
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$11.35	0.03	0.86	0.89	—	—	—
Year Ended 12/31/2022	$20.58	0.06	(1.92)	(1.86)	(0.09)	(7.28)	(7.37)
Year Ended 12/31/2021	$16.06	0.06	4.56	4.62	(0.10)	—	(0.10)
Year Ended 12/31/2020	$15.55	0.10	1.02	1.12	(0.04)	(0.57)	(0.61)
Year Ended 12/31/2019	$14.12	0.08	2.79	2.87	(0.04)	(1.40)	(1.44)
Year Ended 12/31/2018	$20.17	0.05	(3.08)	(3.03)	(0.04)	(2.98)	(3.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.41	7.91%	0.98%(c)	0.88%(c)	0.79%	34%	$324,039
Year Ended 12/31/2022	$11.50	(8.69%)	0.95%(c)	0.88%(c)	0.67%	52%	$319,024
Year Ended 12/31/2021	$20.75	29.19%	0.97%(c)	0.88%(c)	0.58%	69%	$403,571
Year Ended 12/31/2020	$16.17	8.80%	1.02%(c)	0.90%(c)	1.05%	57%	$373,200
Year Ended 12/31/2019	$15.67	21.34%	1.04%(c)	0.92%(c)	1.00%	60%	$316,513
Year Ended 12/31/2018	$14.22	(18.01%)	1.05%	0.92%	0.51%	49%	$5,525
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.24	7.84%	1.23%(c)	1.13%(c)	0.55%	34%	$199,609
Year Ended 12/31/2022	$11.35	(8.97%)	1.20%(c)	1.13%(c)	0.43%	52%	$193,256
Year Ended 12/31/2021	$20.58	28.80%	1.21%(c)	1.13%(c)	0.31%	69%	$238,267
Year Ended 12/31/2020	$16.06	8.59%	1.27%(c)	1.15%(c)	0.80%	57%	$322,390
Year Ended 12/31/2019	$15.55	20.98%	1.31%(c)	1.17%(c)	0.52%	60%	$315,238
Year Ended 12/31/2018	$14.12	(18.17%)	1.30%	1.17%	0.26%	49%	$284,756
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	17

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
20	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.88%
Class 2	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
527,773,000	68,336,000	(72,009,000)	(3,673,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $173,773,722 and $198,928,448, respectively, for the six months ended June 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
22	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended June 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,180,000	4.98	10
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at June 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At June 30, 2023, one unaffiliated shareholder of record owned 26.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.6% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
24	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	25

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Variable Portfolio – Small Cap Value Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
26	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments.  The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	27

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.  The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive
28	Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.  The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Variable Portfolio – Small Cap Value Fund | Semiannual Report 2023	29

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Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7024_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Strategic Income Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	07/05/94	3.71	2.54	2.06	2.93
Class 2	06/01/00	3.47	2.27	1.82	2.67
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	1.52
ICE BofA US Cash Pay High Yield Constrained Index		5.34	8.88	3.17	4.32
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		1.52	-2.63	-3.75	-1.40
JPMorgan Emerging Markets Bond Index - Global		3.81	6.85	0.82	2.60
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Effective July 1, 2022 the ICE BofA US Cash Pay High Yield Constrained Index now includes transaction costs.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing or, for ICE BofA US Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at June 30, 2023)
Asset-Backed Securities — Non-Agency	3.2
Call Option Contracts Purchased	0.1
Commercial Mortgage-Backed Securities - Non-Agency	1.8
Common Stocks	0.0(a)
Convertible Bonds	0.1
Corporate Bonds & Notes	33.4
Foreign Government Obligations	6.1
Money Market Funds	8.1
Residential Mortgage-Backed Securities - Agency	25.9
Residential Mortgage-Backed Securities - Non-Agency	14.2
Senior Loans	4.5
U.S. Treasury Obligations	2.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at June 30, 2023)
AAA rating	31.2
AA rating	1.0
A rating	10.0
BBB rating	20.5
BB rating	16.1
B rating	13.5
CCC rating	2.4
CC rating	0.1
Not rated	5.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at June 30, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	75.4	(172.4)	(97.0)
Foreign Currency Derivative Contracts	—	(3.0)	(3.0)
Total Notional Market Value of Derivative Contracts	75.4	(175.4)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,037.10	1,021.49	3.50	3.48	0.69
Class 2	1,000.00	1,000.00	1,034.70	1,020.24	4.77	4.73	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	12.130%	500,000	446,330
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-6A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/21/2034	11.761%	250,000	217,736
Series 2021-7A Class E
3-month USD LIBOR + 6.750% Floor 6.750% 01/22/2035	12.023%	250,000	219,936
Ballyrock CLO Ltd.(a),(b)
Series 2021-18A Class D
3-month USD LIBOR + 6.500% Floor 6.500% 01/15/2035	11.760%	250,000	235,443
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	11.510%	250,000	224,554
Exeter Automobile Receivables Trust
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	500,000	498,803
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
06/15/2029	2.820%	220,000	211,438
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	8.760%	400,000	377,889
Marlette Funding Trust(a)
Series 2023-2A Class A
06/15/2033	6.040%	276,602	275,739
Netcredit Combined Receivables LLC(a),(c)
Series 2023-A Class A
12/20/2027	7.780%	454,123	449,582
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	11.750%	300,000	261,062
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 10/20/2034	11.950%	250,000	222,851
Pagaya AI Debt Trust(a)
Series 2022-2 Class A
01/15/2030	4.970%	131,655	129,241
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	399,947	370,392
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	349,966	348,370
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	347,301	348,220
Upstart Securitization Trust(a),(d)
Series 2023-2 Class A
06/20/2033	6.770%	500,000	499,244
Total Asset-Backed Securities — Non-Agency (Cost $5,580,068)			5,336,830

Commercial Mortgage-Backed Securities - Non-Agency 2.0%

Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	7.594%	300,000	279,595
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	6.994%	300,000	281,014
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	7.986%	300,000	275,241
Subordinated Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	8.682%	350,000	313,446
COMM Mortgage Trust(a),(e)
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	150,000	130,811
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	500,000	270,129
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	400,000	161,368
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	7.443%	192,747	187,331
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.283%	600,000	527,799
Progress Residential Trust(a)
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	500,000	482,180
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $3,391,704)			2,908,914

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials —%
Financial Services —%
Fairlane Management Corp.(c),(f),(g)	2,000	—
Total Financials		—
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(g)	702	9,477
Avaya Holdings Corp.(g)	3,343	45,131
Total		54,608
Total Information Technology		54,608
Total Common Stocks (Cost $63,203)		54,608

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	303,000	153,773
Total Convertible Bonds (Cost $234,814)			153,773

Corporate Bonds & Notes(h) 37.8%

Aerospace & Defense 1.1%
BAE Systems PLC(a)
02/15/2031	1.900%	460,000	369,431
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boeing Co. (The)
08/01/2059	3.950%	646,000	477,145
05/01/2060	5.930%	159,000	157,396
Bombardier, Inc.(a)
04/15/2027	7.875%	42,000	41,902
Howmet Aerospace, Inc.
01/15/2029	3.000%	107,000	93,730
Northrop Grumman Corp.
03/15/2053	4.950%	78,000	76,076
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	46,000	49,310
TransDigm, Inc.(a)
03/15/2026	6.250%	256,000	254,751
08/15/2028	6.750%	71,000	71,378
Total			1,591,119
Airlines 0.3%
Air Canada(a)
08/15/2026	3.875%	43,000	39,864
American Airlines, Inc.(a)
07/15/2025	11.750%	41,000	44,983
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	96,012	95,178
04/20/2029	5.750%	178,729	173,697
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	89,474	84,709
United Airlines, Inc.(a)
04/15/2026	4.375%	66,000	62,708
Total			501,139
Automotive 0.7%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	34,000	32,251
Clarios Global LP/US Finance Co.(a)
05/15/2028	6.750%	100,000	99,819
Ford Motor Co.
02/12/2032	3.250%	85,000	66,752
01/15/2043	4.750%	148,000	113,624
Ford Motor Credit Co. LLC
09/08/2024	3.664%	47,000	45,421
06/16/2025	5.125%	112,000	108,772
11/13/2025	3.375%	40,000	37,174
08/17/2027	4.125%	74,000	67,481
11/04/2027	7.350%	45,000	46,051
02/16/2028	2.900%	22,000	18,834
02/10/2029	2.900%	75,000	62,149
06/10/2030	7.200%	28,000	28,287
11/13/2030	4.000%	19,000	16,242

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	84,000	75,753
IHO Verwaltungs GmbH(a),(i)
09/15/2026	4.750%	15,000	13,820
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	21,000	20,630
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	17,000	16,877
05/15/2027	8.500%	88,000	88,231
Total			958,168
Banking 6.2%
Ally Financial, Inc.
05/21/2024	3.875%	22,000	21,507
Subordinated
11/20/2025	5.750%	38,000	36,571
Bank of America Corp.(j)
10/22/2030	2.884%	1,010,000	869,857
07/23/2031	1.898%	1,000,000	796,068
10/20/2032	2.572%	720,000	586,029
02/04/2033	2.972%	440,000	366,329
Subordinated
09/21/2036	2.482%	57,000	43,530
Citigroup, Inc.(j)
01/25/2033	3.057%	521,000	434,573
Goldman Sachs Group, Inc. (The)(j)
07/21/2032	2.383%	1,173,000	938,228
10/21/2032	2.650%	3,000	2,444
HSBC Holdings PLC(j)
05/24/2032	2.804%	270,000	218,550
11/22/2032	2.871%	754,000	609,136
03/09/2034	6.254%	200,000	204,917
Subordinated
06/20/2034	6.547%	185,000	184,256
JPMorgan Chase & Co.(j)
04/22/2032	2.580%	902,000	748,960
11/08/2032	2.545%	1,000,000	818,392
Morgan Stanley(j)
07/21/2032	2.239%	182,000	144,664
Subordinated
09/16/2036	2.484%	70,000	52,983
PNC Financial Services Group, Inc. (The)(j)
06/12/2029	5.582%	396,000	394,229
US Bancorp(j)
06/12/2034	5.836%	123,000	123,773
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(j)
10/30/2030	2.879%	485,000	419,204
02/11/2031	2.572%	1,060,000	898,294
04/25/2053	4.611%	88,000	77,196
Total			8,989,690
Brokerage/Asset Managers/Exchanges 0.3%
AG Issuer LLC(a)
03/01/2028	6.250%	2,000	1,906
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	80,000	82,112
Hightower Holding LLC(a)
04/15/2029	6.750%	42,000	36,356
NFP Corp.(a)
08/15/2028	4.875%	131,000	117,428
08/15/2028	6.875%	156,000	135,524
10/01/2030	7.500%	66,000	64,007
Total			437,333
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	182,000	165,925
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	45,000	42,712
05/15/2029	4.125%	26,000	23,019
James Hardie International Finance DAC(a)
01/15/2028	5.000%	66,000	62,261
SRS Distribution, Inc.(a)
07/01/2028	4.625%	75,000	67,217
07/01/2029	6.125%	40,000	34,737
12/01/2029	6.000%	77,000	66,415
White Cap Buyer LLC(a)
10/15/2028	6.875%	68,000	61,641
Total			523,927
Cable and Satellite 1.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	92,000	85,557
06/01/2029	5.375%	60,000	54,250
03/01/2030	4.750%	58,000	49,628
08/15/2030	4.500%	59,000	49,148
02/01/2031	4.250%	30,000	24,235
02/01/2032	4.750%	55,000	44,761
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	206,000	163,850
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	140,000	115,695
12/01/2061	4.400%	291,000	195,741
06/30/2062	3.950%	358,000	220,595
04/01/2063	5.500%	215,000	172,541

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
12/01/2030	4.125%	79,000	55,485
12/01/2030	4.625%	154,000	68,559
02/15/2031	3.375%	197,000	134,088
11/15/2031	5.000%	64,000	29,960
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	43,000	38,935
DISH DBS Corp.
06/01/2029	5.125%	197,000	91,909
DISH Network Corp.(a)
11/15/2027	11.750%	13,000	12,713
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	93,000	74,262
09/15/2028	6.500%	36,000	21,014
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	37,000	33,336
07/15/2028	4.000%	110,000	95,699
07/01/2030	4.125%	78,000	63,722
Videotron Ltd.(a)
06/15/2029	3.625%	388,000	335,563
Virgin Media Finance PLC(a)
07/15/2030	5.000%	81,000	64,477
VZ Secured Financing BV(a)
01/15/2032	5.000%	101,000	81,457
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	118,000	89,611
Ziggo BV(a)
01/15/2030	4.875%	102,000	84,778
Total			2,551,569
Chemicals 1.0%
Avient Corp.(a)
08/01/2030	7.125%	55,000	55,630
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	100,000	85,161
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	324,000	278,110
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	42,000	38,128
Element Solutions, Inc.(a)
09/01/2028	3.875%	110,000	95,992
HB Fuller Co.
10/15/2028	4.250%	86,000	76,779
Herens Holdco Sarl(a)
05/15/2028	4.750%	77,000	59,247
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	71,000	62,040
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	55,000	50,244
Ingevity Corp.(a)
11/01/2028	3.875%	62,000	52,968
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	69,000	68,953
Iris Holdings, Inc.(a),(i)
02/15/2026	8.750%	19,000	18,041
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	63,000	49,791
11/15/2028	9.750%	113,000	110,192
10/01/2029	6.250%	60,000	43,306
SPCM SA(a)
03/15/2027	3.125%	4,000	3,588
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	32,000	23,103
WR Grace Holdings LLC(a)
06/15/2027	4.875%	136,000	126,636
08/15/2029	5.625%	99,000	80,905
03/01/2031	7.375%	17,000	16,758
Total			1,395,572
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	136,000	118,142
Herc Holdings, Inc.(a)
07/15/2027	5.500%	50,000	48,002
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	14,000	14,160
03/15/2031	7.750%	18,000	18,728
United Rentals North America, Inc.
01/15/2032	3.750%	19,000	16,111
Total			215,143
Consumer Cyclical Services 0.4%
APX Group, Inc.(a)
07/15/2029	5.750%	14,000	12,172
Arches Buyer, Inc.(a)
06/01/2028	4.250%	91,000	79,024
12/01/2028	6.125%	73,000	62,944
ASGN, Inc.(a)
05/15/2028	4.625%	77,000	70,431
Match Group, Inc.(a)
12/15/2027	5.000%	18,000	16,877
06/01/2028	4.625%	67,000	61,518
Staples, Inc.(a)
04/15/2026	7.500%	32,000	26,369

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
05/15/2025	7.500%	40,000	40,524
09/15/2027	7.500%	17,000	17,413
01/15/2028	6.250%	97,000	96,640
08/15/2029	4.500%	109,000	100,330
Total			584,242
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	127,000	118,434
Mattel, Inc.
10/01/2040	6.200%	40,000	35,904
Newell Brands, Inc.
09/15/2027	6.375%	20,000	19,205
09/15/2029	6.625%	29,000	27,831
Newell, Inc.
04/01/2026	4.700%	26,000	24,431
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	40,000	31,476
Spectrum Brands, Inc.
07/15/2025	5.750%	38,000	37,985
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	48,000	43,060
07/15/2030	5.500%	13,000	11,865
Total			350,191
Diversified Manufacturing 1.1%
Carrier Global Corp.
02/15/2030	2.722%	1,330,000	1,146,218
Chart Industries, Inc.(a)
01/01/2030	7.500%	37,000	37,758
01/01/2031	9.500%	12,000	12,804
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	58,000	57,552
Gates Global LLC/Co.(a)
01/15/2026	6.250%	65,000	64,151
Madison IAQ LLC(a)
06/30/2028	4.125%	73,000	64,295
06/30/2029	5.875%	49,000	39,808
Resideo Funding, Inc.(a)
09/01/2029	4.000%	61,000	50,685
Vertical Holdco GmbH(a)
07/15/2028	7.625%	5,000	4,560
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	78,000	72,118
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	61,000	61,716
06/15/2028	7.250%	55,000	56,114
Total			1,667,779
Electric 2.4%
AEP Texas, Inc.
01/15/2050	3.450%	435,000	313,550
Calpine Corp.(a)
02/15/2028	4.500%	44,000	39,833
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	261,000	216,727
01/15/2032	3.750%	96,000	78,555
Duke Energy Corp.
06/15/2031	2.550%	510,000	422,221
08/15/2052	5.000%	144,000	131,790
Duke Energy Ohio, Inc.
04/01/2053	5.650%	29,000	29,854
Edison International
11/15/2028	5.250%	344,000	335,174
Emera US Finance LP
06/15/2046	4.750%	365,000	296,059
Exelon Corp.
03/15/2053	5.600%	110,000	110,965
FirstEnergy Corp.
03/01/2050	3.400%	80,000	55,121
Georgia Power Co.
03/15/2042	4.300%	200,000	172,453
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	56,000	49,880
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	24,000	23,556
09/15/2027	4.500%	206,000	191,428
NRG Energy, Inc.(a)
06/15/2029	5.250%	64,000	57,155
02/15/2032	3.875%	178,000	137,603
Pacific Gas and Electric Co.
07/01/2050	4.950%	550,000	432,769
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	41,000	37,579
PG&E Corp.
07/01/2028	5.000%	31,000	28,457
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	69,000	63,623
01/15/2030	4.750%	107,000	94,470

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	88,000	84,774
07/31/2027	5.000%	24,000	22,507
Total			3,426,103
Environmental 0.2%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	9,000	9,061
GFL Environmental, Inc.(a)
06/01/2025	4.250%	68,000	65,639
08/01/2025	3.750%	19,000	18,087
08/01/2028	4.000%	56,000	50,210
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	107,000	99,391
Total			242,388
Finance Companies 0.6%
Navient Corp.
03/25/2024	6.125%	49,000	48,565
06/25/2025	6.750%	58,000	57,144
03/15/2027	5.000%	41,000	36,788
OneMain Finance Corp.
01/15/2029	9.000%	40,000	40,344
09/15/2030	4.000%	58,000	44,721
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	57,000	50,288
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	111,000	93,321
03/01/2031	3.875%	82,000	66,487
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	425,000	332,399
Springleaf Finance Corp.
03/15/2024	6.125%	98,000	97,650
11/15/2029	5.375%	6,000	5,123
Total			872,830
Food and Beverage 1.1%
Bacardi Ltd.(a)
05/15/2048	5.300%	520,000	489,034
Constellation Brands, Inc.
05/01/2033	4.900%	401,000	393,736
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	70,000	67,892
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	229,000	216,542
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	36,000	34,487
01/31/2030	4.125%	45,000	40,223
01/31/2032	4.375%	45,000	40,126
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/01/2027	5.750%	62,000	60,576
04/15/2030	4.625%	28,000	24,554
09/15/2031	4.500%	53,000	45,230
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	101,000	86,485
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	86,000	69,297
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	65,000	55,667
US Foods, Inc.(a)
04/15/2025	6.250%	4,000	4,003
02/15/2029	4.750%	17,000	15,603
06/01/2030	4.625%	35,000	31,350
Total			1,674,805
Gaming 0.6%
Boyd Gaming Corp.(a)
06/15/2031	4.750%	53,000	47,378
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	147,000	128,332
02/15/2030	7.000%	109,000	109,531
Churchill Downs, Inc.(a)
05/01/2031	6.750%	33,000	32,677
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	109,000	110,296
07/01/2025	6.250%	28,000	27,876
07/01/2027	8.125%	89,000	90,979
MGM Resorts International
09/01/2026	4.625%	66,000	62,300
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	107,000	94,775
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	18,000	16,916
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	61,000	53,688
Scientific Games International, Inc.(a)
07/01/2025	8.625%	20,000	20,433
05/15/2028	7.000%	45,000	44,910
11/15/2029	7.250%	61,000	61,252
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	47,000	46,227
Total			947,570
Health Care 2.0%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	38,000	36,333
04/15/2029	5.000%	74,000	68,714

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
AdaptHealth LLC(a)
03/01/2030	5.125%		58,000	47,151
Avantor Funding, Inc.(a)
07/15/2028	4.625%		29,000	26,880
11/01/2029	3.875%		164,000	143,795
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	227,000	158,305
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%		10,000	8,129
04/01/2030	3.500%		67,000	54,270
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		17,000	15,614
03/15/2029	3.750%		21,000	18,558
03/15/2031	4.000%		19,000	16,586
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		44,000	27,475
05/15/2030	5.250%		155,000	122,592
02/15/2031	4.750%		39,000	29,470
CVS Health Corp.
07/20/2045	5.125%		364,000	336,367
GE HealthCare Technologies, Inc.
11/15/2027	5.650%		452,000	457,244
HCA, Inc.(a)
03/15/2052	4.625%		705,000	578,905
IQVIA, Inc.(a)
10/15/2026	5.000%		16,000	15,473
05/15/2027	5.000%		61,000	58,756
05/15/2030	6.500%		28,000	28,331
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%		156,000	135,411
Select Medical Corp.(a)
08/15/2026	6.250%		116,000	113,884
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%		38,000	38,949
Tenet Healthcare Corp.
02/01/2027	6.250%		85,000	84,289
11/01/2027	5.125%		89,000	84,970
06/15/2028	4.625%		68,000	63,540
10/01/2028	6.125%		67,000	64,487
01/15/2030	4.375%		37,000	33,387
US Acute Care Solutions LLC(a)
03/01/2026	6.375%		49,000	41,950
Total				2,909,815
Healthcare Insurance 1.1%
Aetna, Inc.
11/15/2042	4.125%		54,000	44,464
08/15/2047	3.875%		51,000	39,801
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.
10/15/2030	3.000%	842,000	702,125
08/01/2031	2.625%	217,000	172,884
UnitedHealth Group, Inc.
02/15/2030	5.300%	160,000	163,785
04/15/2063	5.200%	447,000	445,896
Total			1,568,955
Home Construction 0.2%
Meritage Homes Corp.
06/06/2027	5.125%	44,000	42,265
Meritage Homes Corp.(a)
04/15/2029	3.875%	110,000	97,777
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	47,000	41,929
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	52,000	50,578
Total			232,549
Independent Energy 0.7%
Baytex Energy Corp.(a)
04/30/2030	8.500%	54,000	52,760
Callon Petroleum Co.(a)
08/01/2028	8.000%	89,000	88,041
Centennial Resource Production LLC(a)
04/01/2027	6.875%	15,000	14,799
CNX Resources Corp.(a)
03/14/2027	7.250%	3,000	2,976
01/15/2029	6.000%	41,000	38,063
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	257,000	242,247
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	17,000	16,781
05/01/2029	5.000%	137,000	128,819
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	39,000	36,766
02/01/2029	5.750%	85,000	77,458
Matador Resources Co.
09/15/2026	5.875%	81,000	78,711
Matador Resources Co.(a)
04/15/2028	6.875%	35,000	34,640
Occidental Petroleum Corp.
09/01/2030	6.625%	117,000	121,560
Southwestern Energy Co.
02/01/2029	5.375%	17,000	16,048
02/01/2032	4.750%	158,000	139,587
Total			1,089,256

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	105,000	74,542
Leisure 0.5%
Carnival Corp.(a)
03/01/2026	7.625%	64,000	62,673
03/01/2027	5.750%	61,000	56,115
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	74,000	80,952
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	18,000	17,115
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	15,000	14,889
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	29,000	28,296
Cinemark USA, Inc.(a)
03/15/2026	5.875%	90,000	85,404
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	18,000	17,594
NCL Corp., Ltd.(a)
02/15/2027	5.875%	23,000	22,363
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	63,000	59,778
07/15/2027	5.375%	8,000	7,501
01/15/2029	9.250%	15,000	15,996
01/15/2030	7.250%	113,000	114,674
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	58,000	56,485
Viking Cruises Ltd.(a)
09/15/2027	5.875%	55,000	50,504
07/15/2031	9.125%	27,000	27,282
Total			717,621
Life Insurance 0.2%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	300,000	289,080
Voya Financial, Inc.
06/15/2046	4.800%	4,000	3,297
Total			292,377
Media and Entertainment 1.4%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	10,000	10,025
Clear Channel International BV(a)
08/01/2025	6.625%	55,000	54,813
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%		59,000	46,283
06/01/2029	7.500%		66,000	48,900
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%		113,000	102,772
iHeartCommunications, Inc.
05/01/2026	6.375%		70,159	59,108
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		197,000	150,665
Meta Platforms, Inc.
05/15/2063	5.750%		285,000	294,660
Netflix, Inc.
05/15/2029	4.625%	EUR	110,000	121,466
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		27,000	24,500
01/15/2029	4.250%		15,000	12,608
03/15/2030	4.625%		78,000	65,326
Playtika Holding Corp.(a)
03/15/2029	4.250%		134,000	119,085
Roblox Corp.(a)
05/01/2030	3.875%		107,000	90,175
Univision Communications, Inc.(a)
05/01/2029	4.500%		52,000	44,699
06/30/2030	7.375%		35,000	33,362
Warnermedia Holdings, Inc.
03/15/2062	5.391%		1,013,000	823,325
Total				2,101,772
Metals and Mining 0.4%
Allegheny Technologies, Inc.
10/01/2029	4.875%		16,000	14,494
10/01/2031	5.125%		63,000	56,246
Constellium SE(a)
06/15/2028	5.625%		88,000	83,105
04/15/2029	3.750%		291,000	250,019
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%		143,000	131,697
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%		33,000	26,362
Novelis Corp.(a)
11/15/2026	3.250%		28,000	25,372
08/15/2031	3.875%		33,000	27,236
Total				614,531
Midstream 2.3%
CNX Midstream Partners LP(a)
04/15/2030	4.750%		40,000	33,838

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	13

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DCP Midstream Operating LP
04/01/2044	5.600%	32,000	30,312
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	32,000	31,507
DT Midstream, Inc.(a)
06/15/2029	4.125%	72,000	63,204
06/15/2031	4.375%	42,000	36,212
EQM Midstream Partners LP(a)
07/01/2027	6.500%	22,000	21,697
01/15/2029	4.500%	48,000	42,836
01/15/2031	4.750%	119,000	104,182
EQM Midstream Partners LP
07/15/2048	6.500%	104,000	94,135
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	400,000	323,188
09/30/2040	3.250%	200,000	155,309
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	200,000	204,238
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	55,000	54,491
02/01/2028	5.000%	38,000	35,440
Kinder Morgan, Inc.
02/15/2046	5.050%	83,000	71,027
08/01/2052	5.450%	331,000	302,253
MPLX LP
03/14/2052	4.950%	108,000	91,766
NuStar Logistics LP
10/01/2025	5.750%	91,000	89,023
06/01/2026	6.000%	93,000	90,718
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	702,000	548,339
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	96,000	82,965
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	81,000	70,758
08/15/2031	4.125%	170,000	146,363
11/01/2033	3.875%	301,000	247,429
Western Midstream Operating LP(j)
02/01/2050	5.250%	280,000	232,507
Williams Companies, Inc. (The)
09/15/2045	5.100%	220,000	198,170
Total			3,401,907
Natural Gas 0.2%
NiSource, Inc.
05/15/2047	4.375%	325,000	278,143
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.2%
Nabors Industries Ltd.(a)
01/15/2026	7.250%	72,000	67,260
Nabors Industries, Inc.(a)
05/15/2027	7.375%	29,000	27,585
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	83,000	84,723
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	40,000	40,682
06/01/2031	8.375%	28,000	28,272
Total			248,522
Other Industry 0.0%
Hillenbrand, Inc.
03/01/2031	3.750%	21,000	17,803
Other REIT 0.3%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	60,000	50,432
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	42,000	39,532
02/01/2027	4.250%	129,000	112,072
06/15/2029	4.750%	115,000	93,624
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	97,000	83,630
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	18,000	18,184
02/15/2029	4.500%	15,000	13,284
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	20,000	18,355
Total			429,113
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	61,000	59,966
09/01/2029	4.000%	135,000	107,155
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	18,000	16,773
Ball Corp.
06/15/2029	6.000%	62,000	61,545
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	38,000	34,788
Canpack SA/US LLC(a)
11/15/2029	3.875%	84,000	68,296
Sealed Air Corp.(a)
02/01/2028	6.125%	9,000	8,933

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	38,000	36,476
08/15/2027	8.500%	39,000	37,555
Total			431,487
Pharmaceuticals 2.4%
1375209 BC Ltd.(a)
01/30/2028	9.000%	11,000	11,028
Amgen, Inc.
03/02/2063	5.750%	1,571,000	1,596,751
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	41,000	26,249
06/01/2028	4.875%	73,000	43,464
09/30/2028	11.000%	19,000	13,516
10/15/2030	14.000%	3,000	1,796
Endo Dac/Finance LLC/Finco, Inc.(a),(k)
06/30/2028	0.000%	17,000	933
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	19,000	16,491
Jazz Securities DAC(a)
01/15/2029	4.375%	41,000	36,597
Organon Finance 1 LLC(a)
04/30/2028	4.125%	37,000	32,854
04/30/2031	5.125%	82,000	67,639
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	518,000	516,264
05/19/2043	5.110%	417,000	417,136
05/19/2063	5.340%	677,000	685,134
Total			3,465,852
Property & Casualty 0.9%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	129,000	118,243
10/15/2027	6.750%	79,000	74,265
04/15/2028	6.750%	124,000	122,263
11/01/2029	5.875%	50,000	44,138
AssuredPartners, Inc.(a)
08/15/2025	7.000%	43,000	42,456
01/15/2029	5.625%	104,000	90,168
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	241,000	199,363
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	67,000	58,122
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	11,000	10,782
HUB International Ltd.(a)
05/01/2026	7.000%	193,000	192,656
12/01/2029	5.625%	66,000	59,268
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International, Ltd.(a)
06/15/2030	7.250%	191,000	197,224
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	7,000	6,193
USI, Inc.(a)
05/01/2025	6.875%	80,000	79,429
Total			1,294,570
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	18,000	17,968
01/15/2028	3.875%	66,000	60,344
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	20,000	17,589
01/15/2030	6.750%	32,000	27,173
IRB Holding Corp.(a)
06/15/2025	7.000%	124,000	124,620
Yum! Brands, Inc.
04/01/2032	5.375%	53,000	50,316
Total			298,010
Retailers 1.0%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	14,000	12,461
02/15/2032	5.000%	44,000	38,443
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	21,000	18,464
Hanesbrands, Inc.(a)
05/15/2026	4.875%	15,000	14,003
02/15/2031	9.000%	59,000	59,446
L Brands, Inc.(a)
07/01/2025	9.375%	180,000	190,918
10/01/2030	6.625%	38,000	36,717
L Brands, Inc.
11/01/2035	6.875%	60,000	54,914
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	67,000	57,495
Lithia Motors, Inc.(a)
01/15/2031	4.375%	30,000	25,897
Lowe’s Companies, Inc.
04/01/2062	4.450%	193,000	155,457
09/15/2062	5.800%	726,000	720,229
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	37,000	34,264
02/15/2029	7.750%	47,000	46,722
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	37,000	29,462
Total			1,494,892

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	15

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2028	6.500%	140,000	140,221
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	68,000	63,010
Total			203,231
Technology 1.7%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	16,000	14,372
Block, Inc.
06/01/2031	3.500%	31,000	25,711
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	17,000	16,987
Broadcom, Inc.(a)
11/15/2036	3.187%	529,000	399,759
Camelot Finance SA(a)
11/01/2026	4.500%	35,000	33,011
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	26,000	22,991
07/01/2029	4.875%	128,000	113,555
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	112,000	97,890
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	98,000	85,198
Entegris Escrow Corp.(a)
04/15/2029	4.750%	46,000	42,715
06/15/2030	5.950%	81,000	77,739
HealthEquity, Inc.(a)
10/01/2029	4.500%	58,000	51,300
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	44,000	37,719
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	59,000	50,893
Iron Mountain, Inc.(a)
09/15/2027	4.875%	65,000	61,366
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	109,000	60,842
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	88,000	74,015
NCR Corp.(a)
10/01/2028	5.000%	100,000	89,452
04/15/2029	5.125%	91,000	80,565
10/01/2030	5.250%	74,000	64,456
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	80,000	73,465
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.
01/15/2033	5.000%	194,000	186,492
02/15/2042	3.125%	149,000	104,328
Picard Midco, Inc.(a)
03/31/2029	6.500%	115,000	102,223
PTC, Inc.(a)
02/15/2028	4.000%	40,000	37,061
Seagate HDD Cayman(a)
12/15/2029	8.250%	33,000	34,481
07/15/2031	8.500%	36,000	37,778
Sensata Technologies BV(a)
09/01/2030	5.875%	50,000	48,627
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	116,000	109,434
Synaptics, Inc.(a)
06/15/2029	4.000%	60,000	50,770
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	28,000	27,970
Verscend Escrow Corp.(a)
08/15/2026	9.750%	97,000	97,112
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	152,000	130,712
Total			2,540,989
Transportation Services 0.5%
Adani Ports & Special Economic Zone Ltd.(a)
07/03/2029	4.375%	200,000	161,248
ERAC USA Finance LLC(a)
05/01/2028	4.600%	558,000	542,940
Total			704,188
Wireless 1.4%
Altice France Holding SA(a)
02/15/2028	6.000%	75,000	36,544
Altice France SA(a)
02/01/2027	8.125%	28,000	24,241
07/15/2029	5.125%	64,000	45,434
10/15/2029	5.500%	35,000	25,158
American Tower Corp.
08/15/2029	3.800%	268,000	244,996
06/15/2030	2.100%	75,000	60,741
SBA Communications Corp.
02/15/2027	3.875%	44,000	40,539
02/01/2029	3.125%	112,000	94,962
Sprint Capital Corp.
11/15/2028	6.875%	88,000	93,311
Sprint Corp.
06/15/2024	7.125%	17,000	17,164

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile US, Inc.
02/15/2031	2.875%	1,024,000	868,269
04/15/2031	3.500%	217,000	191,389
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	51,000	41,288
07/15/2031	4.750%	247,000	205,788
Total			1,989,824
Wirelines 1.2%
AT&T, Inc.
03/01/2029	4.350%	400,000	384,085
12/01/2057	3.800%	180,000	130,199
CenturyLink, Inc.(a)
02/15/2027	4.000%	28,000	20,918
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	19,000	18,565
03/15/2031	8.625%	64,000	61,932
Iliad Holding SAS(a)
10/15/2026	6.500%	153,000	144,452
10/15/2028	7.000%	94,000	86,736
Network i2i Ltd.(a),(j),(l)
	5.650%	200,000	194,336
Verizon Communications, Inc.
03/21/2031	2.550%	860,000	718,257
Total			1,759,480
Total Corporate Bonds & Notes (Cost $59,245,946)			55,088,997

Foreign Government Obligations(h),(m) 6.9%

Angola 0.1%
Angolan Government International Bond(a)
11/26/2029	8.000%	200,000	169,783
Azerbaijan 0.1%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	165,000	141,205
Brazil 0.1%
Brazilian Government International Bond
06/12/2030	3.875%	202,000	179,434
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	200,000	196,090
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	70,000	62,381
05/15/2029	4.250%	45,000	36,715
Total			295,186
Foreign Government Obligations(h),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 0.8%
Colombia Government International Bond
05/15/2049	5.200%		273,000	189,994
Colombian TES
03/26/2031	7.000%	COP	1,296,900,000	261,937
Ecopetrol SA
04/29/2030	6.875%		800,000	728,268
Total				1,180,199
Dominican Republic 0.4%
Dominican Republic International Bond(a)
01/25/2027	5.950%		218,000	213,668
04/30/2044	7.450%		200,000	195,866
01/27/2045	6.850%		200,000	181,594
Total				591,128
Egypt 0.3%
Egypt Government International Bond(a)
04/11/2031	6.375%	EUR	100,000	60,457
05/29/2032	7.625%		474,000	275,162
01/31/2047	8.500%		250,000	132,691
Total				468,310
Hungary 0.4%
Hungary Government International Bond(a)
09/22/2031	2.125%		730,000	565,271
India 0.2%
Export-Import Bank of India(a)
01/15/2030	3.250%		239,000	211,741
Indonesia 0.5%
Indonesia Government International Bond
10/30/2049	3.700%		200,000	159,519
Indonesia Treasury Bond
04/15/2039	8.375%	IDR	2,025,000,000	158,068
PT Pertamina Persero(a)
05/30/2044	6.450%		400,000	422,012
Total				739,599
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	353,000	322,250
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		225,000	208,709

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	17

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Foreign Government Obligations(h),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 1.4%
Mexico Government International Bond
04/16/2030	3.250%		200,000	178,183
05/29/2031	7.750%	MXN	12,190,000	674,492
Petroleos Mexicanos
03/13/2027	6.500%		279,000	247,857
02/12/2028	5.350%		120,000	98,429
01/28/2031	5.950%		22,000	16,069
02/16/2032	6.700%		672,000	511,937
09/21/2047	6.750%		183,000	114,590
01/23/2050	7.690%		300,000	203,141
Total				2,044,698
Oman 0.1%
Oman Government International Bond(a)
01/17/2048	6.750%		200,000	192,611
Panama 0.1%
Panama Government International Bond
01/19/2033	3.298%		200,000	166,996
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%		200,000	190,372
Qatar 0.3%
Qatar Government International Bond(a)
03/14/2049	4.817%		200,000	192,321
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	167,707
Total				360,028
Romania 0.1%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	150,000	126,561
Saudi Arabia 0.8%
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		453,000	376,827
Saudi Government International Bond(a)
10/22/2030	3.250%		800,000	725,860
Total				1,102,687
South Africa 0.2%
Republic of South Africa Government Bond
01/31/2030	8.000%	ZAR	6,288,891	295,179
Foreign Government Obligations(h),(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ukraine 0.1%
Ukraine Government International Bond(a)
09/01/2028	7.750%	200,000	47,496
09/25/2034	7.375%	420,000	96,074
03/15/2035	7.253%	200,000	45,975
Total			189,545
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%	200,000	189,356
DP World Ltd.(a)
09/25/2048	5.625%	200,000	186,681
Total			376,037
Total Foreign Government Obligations (Cost $11,408,436)			10,117,529

Residential Mortgage-Backed Securities - Agency 29.3%

Federal Home Loan Mortgage Corp.
05/01/2052	3.000%	1,405,903	1,247,478
07/01/2052- 08/01/2052	4.000%	2,820,655	2,667,834
Federal Home Loan Mortgage Corp.(n)
CMO Series 390 Class C30
08/15/2052	2.500%	2,072,668	315,425
Federal Home Loan Mortgage Corp.(b),(n)
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	0.000%	501,648	24,739
Federal Home Loan Mortgage Corp. REMICS(n)
CMO Series 5051 Class KI
12/25/2050	2.500%	1,656,597	261,230
CMO Series 5192 Class PI
10/25/2051	2.500%	1,758,601	201,106
CMO Series 5198 Class KI
02/25/2052	3.000%	1,192,619	224,714
Federal National Mortgage Association
11/01/2051- 05/01/2052	3.000%	10,234,068	9,062,965
05/01/2052	3.500%	4,691,420	4,324,681
Federal National Mortgage Association(e),(n)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	1,129,395	11
Federal National Mortgage Association(n)
CMO Series 2012-133 Class EI
07/25/2031	3.500%	90,038	1,079
CMO Series 2013-1 Class AI
02/25/2043	3.500%	638,872	86,314

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	2,202,110	348,531
Federal National Mortgage Association(b),(n)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.000%	234,179	25,814
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	0.850%	438,120	40,751
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	0.950%	337,830	49,368
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.000%	686,707	85,299
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	1.000%	306,350	36,591
Freddie Mac REMICS(n)
CMO Series 5287 Class NI
05/25/2051	3.500%	1,163,702	222,956
Government National Mortgage Association(n)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	713,281	56,628
CMO Series 2020-138 Class GI
09/20/2050	3.000%	755,560	109,842
CMO Series 2021-140 Class IW
08/20/2051	3.500%	1,024,617	168,696
CMO Series 2021-16 Class KI
01/20/2051	2.500%	1,252,846	170,449
CMO Series 2021-57 Class KI
03/20/2051	3.500%	1,485,964	238,661
CMO Series 2021-89 Class IO
05/20/2051	3.000%	1,080,223	154,754
Government National Mortgage Association(b),(n)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	0.943%	387,745	33,892
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	1.054%	314,032	29,105
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	1.093%	342,227	29,353
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	1.043%	572,363	47,588
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	0.954%	451,885	35,525
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	0.943%	398,134	40,792
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	1.043%	746,945	62,066
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	0.893%	811,637	68,246
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	0.904%	272,600	26,379
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	0.893%	637,848	45,324
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	0.904%	531,214	50,510

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	19

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	0.993%	421,811	41,686
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	1.004%	402,809	39,715
CMO Series 2020-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2050	1.043%	1,744,484	197,364
CMO Series 2020-61 Class SM
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 07/20/2043	1.443%	1,171,471	143,197
CMO Series 2021-155 Class SG
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.143%	1,158,175	135,227
CMO Series 2022-90 Class SD
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2050	0.893%	1,294,193	136,104
CMO Series 2023-66 Class SK
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2050	1.043%	2,295,353	242,852
CMO Series 2023-75 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/20/2050	0.893%	2,496,175	272,137
Government National Mortgage Association TBA(d)
07/20/2053	3.000%	2,000,000	1,786,953
Uniform Mortgage-Backed Security TBA(d)
07/18/2038	3.000%	1,000,000	932,812
07/13/2053	3.500%	3,500,000	3,189,238
07/13/2053	4.500%	8,500,000	8,171,953
07/13/2053	5.000%	7,000,000	6,858,906
Total Residential Mortgage-Backed Securities - Agency (Cost $45,215,612)			42,742,840

Residential Mortgage-Backed Securities - Non-Agency 16.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	319,156	295,400
Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	10.000%	550,000	574,763
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	8.017%	300,000	310,461
BRAVO Residential Funding Trust(a),(e)
CMO Series 2021-A Class A1
10/25/2059	1.991%	1,038,999	976,908
CMO Series 2021-B Class A1
04/01/2069	2.115%	281,685	266,321
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	500,000	500,000
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	875,000	841,899
CIM Trust(a),(e)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	207,128	193,061
Connecticut Avenue Securities Trust(a),(b)
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	11.067%	750,000	735,309
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	17.067%	300,000	347,114
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	193,884	186,068
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	8.450%	350,000	354,296
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	7.767%	243,116	242,643

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B1
30-day Average SOFR + 3.300% 11/25/2041	8.367%	200,000	198,501
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.617%	966,737	916,813
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	7.317%	192,354	189,443
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.317%	400,000	414,354
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	11.150%	632,608	702,320
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	8.067%	600,000	590,953
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	8.117%	300,000	293,852
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	10.067%	550,000	492,119
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2019-CS03 Class M2
1-month USD LIBOR + 0.000% 10/25/2032	5.150%	496,949	474,946
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	9.067%	750,000	765,920
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	9.817%	450,000	446,123
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500% 02/25/2042	13.567%	350,000	350,295
New York Mortgage Trust(a),(e)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	397,899	392,588
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	215,242	199,823
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	8.067%	200,000	203,398
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/25/2025	8.928%	269,344	267,330
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	8.000%	1,400,000	1,398,320
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.800%	2,250,000	2,222,093
Point Securitization Trust(a),(e)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	393,359	370,202
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	268,041	246,881
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	256,040	244,681
CMO Series 2021-2 Class A1
03/25/2026	2.115%	218,719	204,560
CMO Series 2021-3 Class A1
04/25/2026	1.867%	240,428	222,331
CMO Series 2023-RCF1 Class M1
06/25/2053	4.000%	350,000	290,353
Pretium Mortgage Credit Partners(a),(e)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	357,546	329,122
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	155,281	146,078
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	174,205	157,000
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	8.217%	400,000	392,372
Stonnington Mortgage Trust(a),(c),(e),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	51,857	51,080

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	21

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	400,000	396,249
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	9.650%	500,000	521,793
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	10.650%	250,000	257,277
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	355,416	322,036
VCAT LLC(a),(e)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	446,235	404,092
Vericrest Opportunity Loan Transferee(a),(e)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	382,472	358,515
Vericrest Opportunity Loan Transferee XCIII LLC(a),(e)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	294,711	271,395
Verus Securitization Trust(a),(e)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	319,592
CMO Series 2023-1 Class M1
12/25/2067	7.001%	1,000,000	971,995
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	300,000	247,555
Visio Trust(a),(e)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	167,455
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	84,364
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $23,455,826)			23,320,412

Senior Loans 5.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.3%
American Airlines, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	6.510%	479,948	467,272
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
Virgin Media Bristol LLC(b),(o)
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	8.443%	600,000	596,784
Chemicals 0.5%
ColourOz Investment 1 GmbH(b),(o)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	9.523%	46,651	31,360
ColourOz Investment 2 LLC(b),(o)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	0.000%	282,209	189,706
Ineos US Finance LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% 11/08/2027	8.952%	484,733	482,581
Total			703,647
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	8.967%	33,049	30,275
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.967%	63,566	41,763
Arches Buyer, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.452%	487,500	469,677
Total			541,715
Diversified Manufacturing 0.3%
TK Elevator Midco GmbH(b),(o)
Tranche B1 Term Loan
6-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	8.602%	487,640	482,827
Electric 0.3%
Constellation Renewables LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	8.025%	434,973	431,768

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.3%
Medline Borrower LP(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	8.352%	460,833	455,216
Leisure 0.5%
NAI Entertainment Holdings LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	7.700%	750,000	690,937
Media and Entertainment 0.3%
Gray Television, Inc.(b),(o)
Tranche E Term Loan
1-month Term SOFR + 2.500% 01/02/2026	7.775%	425,886	417,569
Property & Casualty 0.3%
Asurion LLC(b),(o)
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	8.788%	436,066	419,278
Technology 1.2%
Avaya, Inc.(b),(o)
Term Loan
1-month Term SOFR + 8.500% Floor 1.000% 08/01/2028	13.602%	102,467	87,609
Endurance International Group Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	8.792%	869,809	808,922
GoTo Group, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	9.943%	489,950	304,587
Peraton Corp.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	8.952%	559,774	548,881
Total			1,749,999
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.3%
SBA Senior Finance II LLC(b),(o)
Term Loan
1-month USD LIBOR + 1.750% 04/11/2025	6.950%	483,461	483,243
Total Senior Loans (Cost $7,884,885)			7,440,255

U.S. Treasury Obligations 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2024	2.500%	1,635,000	1,595,849
05/15/2032	2.875%	2,905,000	2,693,934
Total U.S. Treasury Obligations (Cost $4,554,667)			4,289,783

Call Option Contracts Purchased 0.1%
Value ($)
(Cost $196,800)	87,082

Money Market Funds 9.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(p),(q)	13,282,731	13,277,417
Total Money Market Funds (Cost $13,276,393)		13,277,417
Total Investments in Securities (Cost: $174,508,354)		164,818,440
Other Assets & Liabilities, Net		(19,111,717)
Net Assets		145,706,723

At June 30, 2023, securities and/or cash totaling $1,409,323 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	23

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
948,000 EUR	1,013,957 USD	Citi	07/13/2023	—	(20,948)
1,030,000,000 COP	240,360 USD	HSBC	07/13/2023	—	(5,835)
5,700,000 ZAR	294,467 USD	HSBC	07/13/2023	—	(8,119)
Total				—	(34,902)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	18	09/2023	USD	2,284,313	—	(5,382)
U.S. Treasury 5-Year Note	242	09/2023	USD	25,916,688	—	(311,970)
Total					—	(317,352)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	(103)	03/2024	USD	(24,369,800)	80,213	—
Euro-Bobl	(57)	09/2023	EUR	(6,595,470)	91,995	—
Euro-Bund	(23)	09/2023	EUR	(3,076,020)	29,737	—
U.S. Treasury 10-Year Note	(130)	09/2023	USD	(14,594,531)	242,709	—
U.S. Treasury 2-Year Note	(164)	09/2023	USD	(33,348,375)	261,725	—
U.S. Treasury Ultra Bond	(8)	09/2023	USD	(1,089,750)	—	(9,961)
Total					706,379	(9,961)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	6,150,000	6,150,000	3.30	11/14/2023	196,800	87,082

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2023	USD	2,100,000	10,074	—	—	10,074	—
Fixed rate of 6.361%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	(67,095)	—	—	—	(67,095)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	(36,014)	—	—	—	(36,014)
Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	(88,847)	—	—	—	(88,847)
SOFR plus 0.262%	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	2,100,000	628,676	—	—	628,676	—
Total							446,794	—	—	638,750	(191,956)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	500,000	122,504	(250)	126,138	—	—	(3,884)
Markit CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	300,000	96,792	(150)	81,826	—	14,816	—
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	200,000	49,001	(100)	30,260	—	18,641	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	200,000	49,001	(100)	6,690	—	42,211	—
Markit CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	320,000	93,873	(160)	74,599	—	19,114	—
Total							411,171	(760)	319,513	—	94,782	(3,884)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	16.073	USD	500,000	(155,330)	250	—	(107,617)	—	(47,463)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	16.073	USD	500,000	(155,329)	250	—	(106,573)	—	(48,506)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	16.073	USD	500,000	(155,329)	250	—	(82,555)	—	(72,524)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	16.073	USD	500,000	(155,330)	250	—	(79,496)	—	(75,584)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	22.334	USD	250,000	(50,724)	125	—	(50,695)	96	—
Total								(672,042)	1,125	—	(426,936)	96	(244,077)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	11.498%
3-Month USD LIBOR	London Interbank Offered Rate	5.545%
SOFR	Secured Overnight Financing Rate	5.090%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At June 30, 2023, the total value of these securities amounted to $60,608,677, which represents 41.60% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of June 30, 2023.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of June 30, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	25

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2023, the total value of these securities amounted to $51,080, which represents 0.04% of total net assets.
(g)	Non-income producing investment.
(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of June 30, 2023.
(k)	Represents a security in default.
(l)	Perpetual security with no specified maturity date.
(m)	Principal and interest may not be guaranteed by a governmental entity.
(n)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(o)	The stated interest rate represents the weighted average interest rate at June 30, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(p)	The rate shown is the seven-day current annualized yield at June 30, 2023.
(q)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	13,811,358	24,131,700	(24,664,779)	(862)	13,277,417	(482)	195,204	13,282,731
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	4,887,248	449,582	5,336,830
Commercial Mortgage-Backed Securities - Non-Agency	—	2,908,914	—	2,908,914
Common Stocks
Financials	—	—	—*	—*
Information Technology	—	54,608	—	54,608
Total Common Stocks	—	54,608	—*	54,608
Convertible Bonds	—	153,773	—	153,773
Corporate Bonds & Notes	—	55,088,997	—	55,088,997
Foreign Government Obligations	—	10,117,529	—	10,117,529
Residential Mortgage-Backed Securities - Agency	—	42,742,840	—	42,742,840
Residential Mortgage-Backed Securities - Non-Agency	—	21,927,433	1,392,979	23,320,412
Senior Loans	—	7,440,255	—	7,440,255
U.S. Treasury Obligations	—	4,289,783	—	4,289,783
Call Option Contracts Purchased	—	87,082	—	87,082
Money Market Funds	13,277,417	—	—	13,277,417
Total Investments in Securities	13,277,417	149,698,462	1,842,561	164,818,440
Investments in Derivatives
Asset
Futures Contracts	706,379	—	—	706,379
Swap Contracts	—	733,628	—	733,628
Liability
Forward Foreign Currency Exchange Contracts	—	(34,902)	—	(34,902)
Futures Contracts	(327,313)	—	—	(327,313)
Swap Contracts	—	(439,917)	—	(439,917)
Total	13,656,483	149,957,271	1,842,561	165,456,315

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	27

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 06/30/2023 ($)
Asset-Backed Securities — Non-Agency	25,751	1,736	—	(117)	593,952	(171,740)	—	—	449,582
Common Stocks	—	—	—	—	—	—	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	1,578,158	—	—	3,409	—	(188,588)	—	—	1,392,979
Total	1,603,909	1,736	—	3,292	593,952	(360,328)	—	—	1,842,561
(a) Change in unrealized appreciation (depreciation) relating to securities held at June 30, 2023 was $3,364, which is comprised of Asset-Backed Securities — Non-Agency of $(229) and Residential Mortgage-Backed Securities — Non-Agency of $3,593.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Certain common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $161,035,161)	$151,453,941
Affiliated issuers (cost $13,276,393)	13,277,417
Option contracts purchased (cost $196,800)	87,082
Cash	44,623
Foreign currency (cost $114,826)	115,121
Cash collateral held at broker for:
Option contracts purchased	450,000
TBA	255,000
Margin deposits on:
Futures contracts	526,362
Swap contracts	177,961
Unrealized appreciation on swap contracts	94,878
Upfront payments on swap contracts	319,513
Receivable for:
Investments sold	2,437
Investments sold on a delayed delivery basis	8,053,462
Capital shares sold	64,626
Dividends	39,040
Interest	1,301,316
Foreign tax reclaims	886
Variation margin for futures contracts	19,247
Variation margin for swap contracts	255
Expense reimbursement due from Investment Manager	575
Prepaid expenses	656
Trustees’ deferred compensation plan	105,320
Total assets	176,389,718
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	34,902
Unrealized depreciation on swap contracts	247,961
Upfront receipts on swap contracts	426,936
Payable for:
Investments purchased	2,822
Investments purchased on a delayed delivery basis	29,630,822
Capital shares redeemed	108,324
Variation margin for futures contracts	39,803
Variation margin for swap contracts	16,575
Foreign capital gains taxes deferred	528
Management services fees	2,389
Distribution and/or service fees	858
Service fees	21,143
Compensation of board members	14,206
Compensation of chief compliance officer	13
Other expenses	30,393
Trustees’ deferred compensation plan	105,320
Total liabilities	30,682,995
Net assets applicable to outstanding capital stock	$145,706,723
Represented by
Paid in capital	156,918,288
Total distributable earnings (loss)	(11,211,565)
Total - representing net assets applicable to outstanding capital stock	$145,706,723
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	29

Statement of Assets and Liabilities  (continued)
June 30, 2023 (Unaudited)
Class 1
Net assets	$20,188,326
Shares outstanding	5,563,307
Net asset value per share	$3.63
Class 2
Net assets	$125,518,397
Shares outstanding	35,054,442
Net asset value per share	$3.58
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$195,204
Interest	4,009,669
Interfund lending	340
Foreign taxes withheld	(2,302)
Total income	4,202,911
Expenses:
Management services fees	424,084
Distribution and/or service fees
Class 2	152,680
Service fees	80,004
Compensation of board members	7,854
Custodian fees	19,162
Printing and postage fees	5,233
Accounting services fees	25,933
Legal fees	6,837
Interest on collateral	12,334
Compensation of chief compliance officer	14
Other	3,427
Total expenses	737,562
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(98,991)
Total net expenses	638,571
Net investment income	3,564,340
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,633,645)
Investments — affiliated issuers	(482)
Foreign currency translations	(11,712)
Forward foreign currency exchange contracts	133
Futures contracts	(133,041)
Option contracts purchased	(988,525)
Option contracts written	1,984
Swap contracts	(909,727)
Net realized loss	(4,675,015)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,948,417
Investments — affiliated issuers	(862)
Foreign currency translations	(159)
Forward foreign currency exchange contracts	(21,267)
Futures contracts	157,457
Option contracts purchased	647,532
Option contracts written	(87,586)
Swap contracts	399,597
Foreign capital gains tax	(528)
Net change in unrealized appreciation (depreciation)	6,042,601
Net realized and unrealized gain	1,367,586
Net increase in net assets resulting from operations	$4,931,926
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	31

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$3,564,340	$5,369,318
Net realized loss	(4,675,015)	(5,836,327)
Net change in unrealized appreciation (depreciation)	6,042,601	(17,296,147)
Net increase (decrease) in net assets resulting from operations	4,931,926	(17,763,156)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	(1,229,058)
Class 2	—	(8,819,259)
Total distributions to shareholders	—	(10,048,317)
Increase in net assets from capital stock activity	3,487,274	18,332,155
Total increase (decrease) in net assets	8,419,200	(9,479,318)
Net assets at beginning of period	137,287,523	146,766,841
Net assets at end of period	$145,706,723	$137,287,523

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	559,093	2,015,819	1,348,582	4,852,596
Distributions reinvested	—	—	337,653	1,229,058
Shares redeemed	(430,682)	(1,549,223)	(731,953)	(2,812,156)
Net increase	128,411	466,596	954,282	3,269,498
Class 2
Shares sold	3,397,313	12,079,385	12,016,613	44,656,341
Distributions reinvested	—	—	2,449,794	8,819,259
Shares redeemed	(2,551,645)	(9,058,707)	(10,652,434)	(38,412,943)
Net increase	845,668	3,020,678	3,813,973	15,062,657
Total net increase	974,079	3,487,274	4,768,255	18,332,155
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

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Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$3.50	0.09	0.04	0.13	—	—	—
Year Ended 12/31/2022	$4.25	0.15	(0.62)	(0.47)	(0.12)	(0.16)	(0.28)
Year Ended 12/31/2021	$4.40	0.14	(0.05)	0.09	(0.24)	—	(0.24)
Year Ended 12/31/2020	$4.27	0.15	0.13	0.28	(0.15)	—	(0.15)
Year Ended 12/31/2019	$4.02	0.18	0.23	0.41	(0.16)	—	(0.16)
Year Ended 12/31/2018	$4.18	0.19	(0.21)	(0.02)	(0.14)	—	(0.14)
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$3.46	0.09	0.03	0.12	—	—	—
Year Ended 12/31/2022	$4.20	0.14	(0.61)	(0.47)	(0.11)	(0.16)	(0.27)
Year Ended 12/31/2021	$4.36	0.13	(0.06)	0.07	(0.23)	—	(0.23)
Year Ended 12/31/2020	$4.23	0.14	0.13	0.27	(0.14)	—	(0.14)
Year Ended 12/31/2019	$3.98	0.16	0.24	0.40	(0.15)	—	(0.15)
Year Ended 12/31/2018	$4.14	0.17	(0.20)	(0.03)	(0.13)	—	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	6/30/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Class 1	0.02%	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class 2	0.02%	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$3.63	3.71%	0.83%(c)	0.69%(c)	5.26%	136%	$20,188
Year Ended 12/31/2022	$3.50	(11.37%)	0.83%(c)	0.69%(c)	4.03%	182%	$19,019
Year Ended 12/31/2021	$4.25	2.09%	0.80%(c)	0.69%(c)	3.21%	136%	$19,045
Year Ended 12/31/2020	$4.40	6.82%	0.74%(c)	0.69%(c)	3.58%	166%	$118,832
Year Ended 12/31/2019	$4.27	10.38%	0.74%(c)	0.69%(c)	4.19%	193%	$109,698
Year Ended 12/31/2018	$4.02	(0.39%)	0.77%(c)	0.69%(c)	4.49%	157%	$99,738
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$3.58	3.47%	1.08%(c)	0.94%(c)	5.01%	136%	$125,518
Year Ended 12/31/2022	$3.46	(11.52%)	1.08%(c)	0.94%(c)	3.76%	182%	$118,268
Year Ended 12/31/2021	$4.20	1.63%	1.08%(c)	0.94%(c)	3.04%	136%	$127,722
Year Ended 12/31/2020	$4.36	6.62%	0.99%(c)	0.94%(c)	3.33%	166%	$105,403
Year Ended 12/31/2019	$4.23	10.22%	0.99%(c)	0.94%(c)	3.92%	193%	$102,773
Year Ended 12/31/2018	$3.98	(0.64%)	1.02%(c)	0.94%(c)	4.24%	157%	$68,554
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	35

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
36	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	37

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
38	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	39

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
40	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate risk. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	41

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	94,878*
Credit risk	Upfront payments on swap contracts	319,513
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	706,379*
Interest rate risk	Investments, at value — Option contracts purchased	87,082
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	638,750*
Total		1,846,602

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	247,961*
Credit risk	Upfront receipts on swap contracts	426,936
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	34,902
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	327,313*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	191,956*
Total		1,229,068

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
42	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(878,254)	(878,254)
Foreign exchange risk	133	—	—	—	—	133
Interest rate risk	—	(133,041)	(988,525)	1,984	(31,473)	(1,151,055)
Total	133	(133,041)	(988,525)	1,984	(909,727)	(2,029,176)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	402,763	402,763
Foreign exchange risk	(21,267)	—	—	—	—	(21,267)
Interest rate risk	—	157,457	647,532	(87,586)	(3,166)	714,237
Total	(21,267)	157,457	647,532	(87,586)	399,597	1,095,733
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	23,959,094
Futures contracts — short	63,764,816
Credit default swap contracts — buy protection	2,683,000
Credit default swap contracts — sell protection	2,562,500

Derivative instrument	Average value ($)*
Option contracts purchased	201,107
Option contracts written	(184,964)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,348	(23,127)
Interest rate swap contracts	611,666	(196,738)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	43

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested
44	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	255	255
Call option contracts purchased	87,082	-	-	-	-	-	-	87,082
OTC credit default swap contracts (c)	-	222,780	48,901	-	48,901	93,809	-	414,391
Total assets	87,082	222,780	48,901	-	48,901	93,809	255	501,728
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	16,575	16,575
Forward foreign currency exchange contracts	20,948	-	-	13,954	-	-	-	34,902
OTC credit default swap contracts (c)	-	158,964	-	-	465,238	50,695	-	674,897
Total liabilities	20,948	158,964	-	13,954	465,238	50,695	16,575	726,374
Total financial and derivative net assets	66,134	63,816	48,901	(13,954)	(416,337)	43,114	(16,320)	(224,646)
Total collateral received (pledged) (d)	66,134	-	-	-	(416,337)	-	(16,320)	(366,523)
Net amount (e)	-	63,816	48,901	(13,954)	-	43,114	-	141,877

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	45

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
46	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.600% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	47

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.11% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.67%	0.67%	0.67%
Class 2	0.92	0.92	0.92
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
48	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
174,401,000	2,567,000	(11,619,000)	(9,052,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(1,831,592)	(3,805,323)	(5,636,915)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $213,625,936 and $213,642,763, respectively, for the six months ended June 30, 2023, of which $172,039,750 and $179,564,290, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	49

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended June 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	600,000	5.10	4
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at June 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
50	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	51

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 58.6% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
52	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Variable Portfolio – Strategic Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	53

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
54	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023	55

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
56	Columbia Variable Portfolio – Strategic Income Fund | Semiannual Report 2023

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7026_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Company Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Company Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collete, CFA
Co-Portfolio Manager
Managed Fund since 2010
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since October 2022
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	01/01/89	21.20	27.35	10.33	12.15
Class 2	06/01/00	21.03	26.97	10.05	11.87
Russell 2000 Growth Index		13.55	18.53	4.22	8.83
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at June 30, 2023)
Common Stocks	94.7
Money Market Funds	5.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2023)
Communication Services	3.7
Consumer Discretionary	12.7
Consumer Staples	3.5
Energy	6.5
Health Care	25.5
Industrials	27.6
Information Technology	15.1
Materials	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,212.00	1,020.64	4.74	4.33	0.86
Class 2	1,000.00	1,000.00	1,210.30	1,019.40	6.12	5.59	1.11
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.0%
Issuer	Shares	Value ($)
Communication Services 3.5%
Entertainment 3.5%
Endeavor Group Holdings, Inc., Class A(a)	116,809	2,794,071
World Wrestling Entertainment, Inc., Class A	72,403	7,853,554
Total		10,647,625
Total Communication Services		10,647,625
Consumer Discretionary 11.9%
Broadline Retail 1.5%
Ollie’s Bargain Outlet Holdings, Inc.(a)	80,324	4,653,169
Hotels, Restaurants & Leisure 5.4%
Bowlero Corp.(a)	362,206	4,216,078
Cava Group, Inc.(a)	27,769	1,137,140
Churchill Downs, Inc.	24,946	3,471,735
Kura Sushi USA, Inc., Class A(a)	50,344	4,679,475
Texas Roadhouse, Inc.	27,177	3,051,434
Total		16,555,862
Household Durables 1.2%
TopBuild Corp.(a)	13,992	3,722,152
Specialty Retail 0.5%
Floor & Decor Holdings, Inc., Class A(a)	14,974	1,556,697
Textiles, Apparel & Luxury Goods 3.3%
Crocs, Inc.(a)	36,673	4,123,512
On Holding AG, Class A(a)	182,965	6,037,845
Total		10,161,357
Total Consumer Discretionary		36,649,237
Consumer Staples 3.3%
Beverages 3.3%
Boston Beer Co., Inc. (The), Class A(a)	8,703	2,684,354
Celsius Holdings, Inc.(a)	49,996	7,458,903
Total		10,143,257
Total Consumer Staples		10,143,257
Energy 6.1%
Energy Equipment & Services 2.4%
ChampionX Corp.	102,424	3,179,241
TechnipFMC PLC(a)	240,459	3,996,429
Total		7,175,670
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.7%
Antero Resources Corp.(a)	138,325	3,185,625
Matador Resources Co.	57,681	3,017,870
Northern Oil and Gas, Inc.	152,636	5,238,467
Total		11,441,962
Total Energy		18,617,632
Health Care 24.0%
Biotechnology 6.4%
Abcam PLC, ADR(a)	203,567	4,981,285
ACELYRIN, Inc.(a)	43,490	908,941
Apellis Pharmaceuticals, Inc.(a)	13,233	1,205,526
Arcus Biosciences, Inc.(a)	117,553	2,387,501
Natera, Inc.(a)	124,933	6,079,240
PTC Therapeutics, Inc.(a)	41,996	1,707,977
Revolution Medicines, Inc.(a)	47,607	1,273,487
Syndax Pharmaceuticals, Inc.(a)	50,608	1,059,226
Total		19,603,183
Health Care Equipment & Supplies 4.2%
Glaukos Corp.(a)	30,994	2,207,083
ICU Medical, Inc.(a)	22,778	4,058,812
Inspire Medical Systems, Inc.(a)	20,271	6,580,777
Total		12,846,672
Health Care Providers & Services 6.5%
Addus HomeCare Corp.(a)	39,057	3,620,584
Chemed Corp.	16,532	8,954,888
Tenet Healthcare Corp.(a)	48,125	3,916,413
Universal Health Services, Inc., Class B	21,882	3,452,323
Total		19,944,208
Health Care Technology 0.7%
Doximity, Inc., Class A(a)	60,065	2,043,411
Life Sciences Tools & Services 6.0%
BioLife Solutions, Inc.(a)	108,422	2,396,126
Bio-Techne Corp.	93,230	7,610,365
Caris Life Sciences, Inc.(a),(b),(c),(d)	308,642	1,021,605
DNA Script(a),(b),(c),(d)	1,585	452,762
MaxCyte, Inc.(a)	163,923	752,407
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Olink Holding AB ADR(a)	66,979	1,255,856
Repligen Corp.(a)	35,882	5,075,868
Total		18,564,989
Pharmaceuticals 0.2%
Reata Pharmaceuticals, Inc., Class A(a)	5,497	560,474
Total Health Care		73,562,937
Industrials 26.0%
Aerospace & Defense 2.0%
Curtiss-Wright Corp.	34,039	6,251,603
Building Products 1.7%
Simpson Manufacturing Co., Inc.	37,952	5,256,352
Commercial Services & Supplies 1.5%
Casella Waste Systems, Inc., Class A(a)	50,330	4,552,349
Electrical Equipment 4.6%
Atkore, Inc.(a)	23,842	3,717,921
nVent Electric PLC	21,585	1,115,297
Vertiv Holdings Co.	368,280	9,122,296
Total		13,955,514
Ground Transportation 3.4%
Saia, Inc.(a)	5,719	1,958,243
XPO, Inc.(a)	144,915	8,549,985
Total		10,508,228
Machinery 1.8%
RBC Bearings, Inc.(a)	25,228	5,486,333
Professional Services 2.3%
Exponent, Inc.	20,842	1,944,975
FTI Consulting, Inc.(a)	26,385	5,018,427
Total		6,963,402
Trading Companies & Distributors 8.7%
Core & Main, Inc., Class A(a)	163,282	5,117,258
FTAI Aviation Ltd.	287,369	9,098,102
SiteOne Landscape Supply, Inc.(a)	56,321	9,425,883
Xometry, Inc., Class A(a)	143,291	3,034,903
Total		26,676,146
Total Industrials		79,649,927
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 14.2%
Communications Equipment 1.5%
Harmonic, Inc.(a)	278,045	4,495,988
Electronic Equipment, Instruments & Components 0.6%
908 Devices, Inc.(a)	268,151	1,839,516
Semiconductors & Semiconductor Equipment 5.1%
Aehr Test Systems(a)	35,823	1,477,699
Allegro MicroSystems, Inc.(a)	34,254	1,546,225
Axcelis Technologies, Inc.(a)	35,582	6,523,248
Lattice Semiconductor Corp.(a)	21,596	2,074,728
Onto Innovation, Inc.(a)	35,967	4,189,076
Total		15,810,976
Software 7.0%
LiveVox Holdings, Inc.(a)	222,080	610,720
Procore Technologies, Inc.(a)	101,650	6,614,365
Smartsheet, Inc., Class A(a)	127,273	4,869,465
Tenable Holdings, Inc.(a)	91,032	3,964,444
Workiva, Inc., Class A(a)	52,053	5,291,708
Total		21,350,702
Total Information Technology		43,497,182
Materials 5.0%
Chemicals 1.0%
Balchem Corp.	23,020	3,103,326
Construction Materials 2.1%
Summit Materials, Inc., Class A(a)	172,263	6,520,154
Metals & Mining 1.9%
Alamos Gold, Inc., Class A	161,896	1,929,800
Hecla Mining Co.	180,845	931,352
Osisko Gold Royalties Ltd.	120,994	1,859,678
Triple Flag Precious Metals Corp.	85,505	1,178,259
Total		5,899,089
Total Materials		15,522,569
Total Common Stocks (Cost $254,810,848)		288,290,366

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(e),(f)	16,044,744	16,038,326
Total Money Market Funds (Cost $16,037,092)		16,038,326
Total Investments in Securities (Cost: $270,847,940)		304,328,692
Other Assets & Liabilities, Net		2,476,417
Net Assets		306,805,109
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2023, the total value of these securities amounted to $1,474,367, which represents 0.48% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At June 30, 2023, the total market value of these securities amounted to $1,474,367, which represents 0.48% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	308,642	2,502,312	1,021,605
DNA Script	10/01/2021	1,585	1,382,080	452,762
			3,884,392	1,474,367

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at June 30, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	10,573,791	101,677,382	(96,214,081)	1,234	16,038,326	(762)	240,219	16,044,744
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,647,625	—	—	10,647,625
Consumer Discretionary	36,649,237	—	—	36,649,237
Consumer Staples	10,143,257	—	—	10,143,257
Energy	18,617,632	—	—	18,617,632
Health Care	72,088,570	—	1,474,367	73,562,937
Industrials	79,649,927	—	—	79,649,927
Information Technology	43,497,182	—	—	43,497,182
Materials	15,522,569	—	—	15,522,569
Total Common Stocks	286,815,999	—	1,474,367	288,290,366
Money Market Funds	16,038,326	—	—	16,038,326
Total Investments in Securities	302,854,325	—	1,474,367	304,328,692
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $254,810,848)	$288,290,366
Affiliated issuers (cost $16,037,092)	16,038,326
Receivable for:
Investments sold	7,956,148
Dividends	102,596
Foreign tax reclaims	726
Expense reimbursement due from Investment Manager	533
Prepaid expenses	3,412
Trustees’ deferred compensation plan	72,416
Total assets	312,464,523
Liabilities
Payable for:
Investments purchased	5,495,946
Capital shares redeemed	24,709
Management services fees	7,240
Distribution and/or service fees	1
Service fees	3,687
Compensation of board members	36,405
Compensation of chief compliance officer	26
Other expenses	18,984
Trustees’ deferred compensation plan	72,416
Total liabilities	5,659,414
Net assets applicable to outstanding capital stock	$306,805,109
Represented by
Paid in capital	325,412,837
Total distributable earnings (loss)	(18,607,728)
Total - representing net assets applicable to outstanding capital stock	$306,805,109
Class 1
Net assets	$306,650,409
Shares outstanding	27,512,050
Net asset value per share	$11.15
Class 2
Net assets	$154,700
Shares outstanding	15,722
Net asset value per share	$9.84
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$483,099
Dividends — affiliated issuers	240,219
Foreign taxes withheld	(2,161)
Total income	721,157
Expenses:
Management services fees	1,214,571
Distribution and/or service fees
Class 2	177
Service fees	15,610
Compensation of board members	8,138
Custodian fees	5,078
Printing and postage fees	6,069
Accounting services fees	15,045
Legal fees	7,723
Compensation of chief compliance officer	26
Other	6,801
Total expenses	1,279,238
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(74,429)
Total net expenses	1,204,809
Net investment loss	(483,652)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,031,477)
Investments — affiliated issuers	(762)
Net realized loss	(6,032,239)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	60,272,147
Investments — affiliated issuers	1,234
Net change in unrealized appreciation (depreciation)	60,273,381
Net realized and unrealized gain	54,241,142
Net increase in net assets resulting from operations	$53,757,490
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment loss	$(483,652)	$(1,746,639)
Net realized loss	(6,032,239)	(44,658,962)
Net change in unrealized appreciation (depreciation)	60,273,381	(97,472,455)
Net increase (decrease) in net assets resulting from operations	53,757,490	(143,878,056)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	(112,900,711)
Class 2	—	(65,674)
Total distributions to shareholders	—	(112,966,385)
Increase (decrease) in net assets from capital stock activity	(1,466,756)	107,492,039
Total increase (decrease) in net assets	52,290,734	(149,352,402)
Net assets at beginning of period	254,514,375	403,866,777
Net assets at end of period	$306,805,109	$254,514,375

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	33,607	336,943	25	356
Distributions reinvested	—	—	11,485,321	112,900,711
Shares redeemed	(176,973)	(1,802,167)	(356,728)	(5,050,130)
Net increase (decrease)	(143,366)	(1,465,224)	11,128,618	107,850,937
Class 2
Distributions reinvested	—	—	7,549	65,674
Shares redeemed	(171)	(1,532)	(26,973)	(424,572)
Net decrease	(171)	(1,532)	(19,424)	(358,898)
Total net increase (decrease)	(143,537)	(1,466,756)	11,109,194	107,492,039
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

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Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$9.20	(0.02)	1.97	1.95	—	—
Year Ended 12/31/2022	$24.39	(0.08)	(8.20)	(8.28)	(6.91)	(6.91)
Year Ended 12/31/2021	$29.97	(0.22)	(0.18)(c)	(0.40)	(5.18)	(5.18)
Year Ended 12/31/2020	$17.82	(0.12)	12.66	12.54	(0.39)	(0.39)
Year Ended 12/31/2019	$15.64	(0.06)	6.33	6.27	(4.09)	(4.09)
Year Ended 12/31/2018	$18.71	(0.06)	0.02	(0.04)	(3.03)	(3.03)
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$8.13	(0.03)	1.74	1.71	—	—
Year Ended 12/31/2022	$22.67	(0.14)	(7.56)	(7.70)	(6.84)	(6.84)
Year Ended 12/31/2021	$28.21	(0.29)	(0.13)(c)	(0.42)	(5.12)	(5.12)
Year Ended 12/31/2020	$16.80	(0.17)	11.92	11.75	(0.34)	(0.34)
Year Ended 12/31/2019	$14.91	(0.11)	6.04	5.93	(4.04)	(4.04)
Year Ended 12/31/2018	$17.97	(0.10)	0.03	(0.07)	(2.99)	(2.99)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of the shares sold and redeemed by the Fund in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$11.15	21.20%	0.92%	0.86%	(0.35%)	76%	$306,650
Year Ended 12/31/2022	$9.20	(35.77%)	0.92%	0.88%	(0.61%)	76%	$254,385
Year Ended 12/31/2021	$24.39	(2.90%)	0.91%	0.90%	(0.76%)	61%	$403,066
Year Ended 12/31/2020	$29.97	71.12%	0.91%	0.90%	(0.57%)	80%	$568,792
Year Ended 12/31/2019	$17.82	40.70%	0.97%	0.89%	(0.36%)	100%	$337,568
Year Ended 12/31/2018	$15.64	(1.75%)	1.24%	0.90%	(0.31%)	156%	$24,611
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$9.84	21.03%	1.17%	1.11%	(0.60%)	76%	$155
Year Ended 12/31/2022	$8.13	(35.96%)	1.15%	1.13%	(0.93%)	76%	$129
Year Ended 12/31/2021	$22.67	(3.13%)	1.15%	1.15%	(1.01%)	61%	$801
Year Ended 12/31/2020	$28.21	70.67%	1.17%	1.15%	(0.81%)	80%	$1,840
Year Ended 12/31/2019	$16.80	40.39%	1.22%	1.14%	(0.62%)	100%	$572
Year Ended 12/31/2018	$14.91	(2.00%)	1.49%	1.15%	(0.55%)	156%	$499
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features. Effective June 1, 2021, the Fund was closed to investors but reopened effective July 31, 2023.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
16	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
18	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.85%	0.87%
Class 2	1.10	1.12
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
270,848,000	46,732,000	(13,251,000)	33,481,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(31,840,944)	(13,343,412)	(45,184,356)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $204,874,094 and $214,837,562, respectively, for the six months ended June 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
20	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 92.6% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
22	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	23

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Variable Portfolio – Small Company Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
24	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	25

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive
26	Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Variable Portfolio – Small Company Growth Fund | Semiannual Report 2023	27

Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7025_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Long Government/Credit Bond Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2017
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since 2022
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	04/30/13	4.84	-2.52	0.66	1.72
Class 2	04/30/13	4.59	-2.86	0.39	1.46
Bloomberg U.S. Long Government/Credit Bond Index		4.39	-2.56	0.66	2.86
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at June 30, 2023)
Asset-Backed Securities — Agency	0.7
Corporate Bonds & Notes	49.8
Foreign Government Obligations	0.9
Money Market Funds	7.1
U.S. Treasury Obligations	41.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at June 30, 2023)
AAA rating	45.4
AA rating	2.6
A rating	15.7
BBB rating	35.5
BB rating	0.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,048.40	1,022.44	2.55	2.52	0.50
Class 2	1,000.00	1,000.00	1,045.90	1,021.19	3.83	3.78	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	2,659,469	2,411,822
Series 2017-20E Class 1
05/01/2037	2.880%	241,106	219,153
Series 2017-20F Class 1
06/01/2037	2.810%	2,018,118	1,826,316
Series 2017-20G Class 1
07/01/2037	2.980%	1,854,591	1,697,210
Series 2017-20H Class 1
08/01/2037	2.750%	1,727,277	1,570,105
Series 2017-20I Class 1
09/01/2037	2.590%	2,652,840	2,400,466
Total Asset-Backed Securities — Agency (Cost $11,153,401)			10,125,072

Corporate Bonds & Notes 49.2%

Aerospace & Defense 3.7%
BAE Systems PLC(a)
02/15/2031	1.900%	14,330,000	11,508,578
Boeing Co. (The)
05/01/2034	3.600%	5,202,000	4,430,452
08/01/2059	3.950%	12,619,000	9,320,582
05/01/2060	5.930%	2,480,000	2,454,989
Lockheed Martin Corp.
02/15/2055	5.200%	3,290,000	3,396,307
Northrop Grumman Corp.
06/01/2043	4.750%	735,000	687,639
10/15/2047	4.030%	6,765,000	5,803,519
03/15/2053	4.950%	3,876,000	3,780,401
United Technologies Corp.
06/01/2036	6.050%	256,000	274,750
07/15/2038	6.125%	7,990,000	8,608,254
11/01/2046	3.750%	8,648,000	6,971,459
Total			57,236,930
Automotive 0.2%
General Motors Co.
04/01/2048	5.400%	2,835,000	2,445,489
Banking 7.3%
Bank of America Corp.(b)
07/23/2031	1.898%	3,210,000	2,555,378
10/24/2031	1.922%	15,105,000	11,962,544
02/04/2033	2.972%	14,212,000	11,832,437
Subordinated
09/21/2036	2.482%	5,337,000	4,075,768
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(b)
06/03/2031	2.572%	8,233,000	6,865,578
01/25/2033	3.057%	6,748,000	5,628,592
Goldman Sachs Group, Inc. (The)(b)
07/21/2032	2.383%	14,215,000	11,369,915
HSBC Holdings PLC(b)
05/24/2032	2.804%	3,799,000	3,075,079
11/22/2032	2.871%	7,818,000	6,315,946
03/09/2034	6.254%	4,447,000	4,556,323
Subordinated
06/20/2034	6.547%	2,105,000	2,096,540
JPMorgan Chase & Co.(b)
11/15/2048	3.964%	12,044,000	9,852,691
Morgan Stanley(b)
07/21/2032	2.239%	4,134,000	3,285,945
Subordinated
09/16/2036	2.484%	9,260,000	7,008,894
US Bancorp(b)
06/12/2034	5.836%	3,488,000	3,509,914
Wells Fargo & Co.(b)
04/25/2053	4.611%	21,541,000	18,896,276
Total			112,887,820
Cable and Satellite 2.4%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	17,780,000	14,693,261
12/01/2061	4.400%	3,514,000	2,363,684
06/30/2062	3.950%	7,402,000	4,561,006
Comcast Corp.
11/01/2056	2.937%	9,750,000	6,351,294
05/15/2064	5.500%	1,760,000	1,783,501
NBCUniversal Media LLC
01/15/2043	4.450%	7,282,000	6,532,384
Total			36,285,130
Chemicals 0.1%
LYB International Finance III LLC
04/01/2051	3.625%	2,550,000	1,769,588
Construction Machinery 0.4%
Caterpillar, Inc.
09/19/2049	3.250%	2,755,000	2,166,927
United Rentals North America, Inc.
02/15/2031	3.875%	4,075,000	3,531,819
Total			5,698,746
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.4%
Carrier Global Corp.
04/05/2050	3.577%	9,245,000	6,830,093
Electric 6.5%
AEP Texas, Inc.
01/15/2050	3.450%	13,470,000	9,709,244
05/15/2052	5.250%	1,840,000	1,748,626
AES Corp. (The)
01/15/2031	2.450%	4,330,000	3,502,576
Berkshire Hathaway Energy Co.
05/01/2053	4.600%	5,191,000	4,449,124
CenterPoint Energy, Inc.
09/01/2049	3.700%	4,290,000	3,229,263
Dominion Resources, Inc.
12/01/2044	4.700%	5,510,000	4,787,179
Duke Energy Corp.
08/15/2052	5.000%	18,745,000	17,155,644
Duke Energy Ohio, Inc.
04/01/2053	5.650%	1,681,000	1,730,503
Emera US Finance LP
06/15/2046	4.750%	6,725,000	5,454,793
Eversource Energy
08/15/2030	1.650%	6,764,000	5,376,065
Exelon Corp.
03/15/2052	4.100%	8,365,000	6,758,436
03/15/2053	5.600%	4,950,000	4,993,433
FirstEnergy Corp.
03/01/2050	3.400%	3,370,000	2,321,953
Georgia Power Co.
03/15/2042	4.300%	8,717,000	7,516,363
Jersey Central Power & Light Co.(a)
03/01/2032	2.750%	2,179,000	1,795,305
Pacific Gas and Electric Co.
07/01/2050	4.950%	12,940,000	10,181,872
PacifiCorp
05/15/2054	5.500%	970,000	910,105
Xcel Energy, Inc.
06/01/2032	4.600%	3,345,000	3,165,645
12/01/2049	3.500%	7,527,000	5,461,704
Total			100,247,833
Environmental 0.3%
GFL Environmental, Inc.(a)
09/01/2028	3.500%	5,905,000	5,251,022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.7%
Bacardi Ltd.(a)
05/15/2038	5.150%	9,541,000	8,971,868
05/15/2048	5.300%	2,402,000	2,258,958
Constellation Brands, Inc.
05/01/2033	4.900%	18,208,000	17,878,177
Mars, Inc.(a)
04/20/2033	4.750%	12,505,000	12,395,341
Total			41,504,344
Health Care 1.9%
Cigna Corp.
03/15/2050	3.400%	7,765,000	5,673,741
CVS Health Corp.
07/20/2045	5.125%	13,780,000	12,733,894
HCA, Inc.(a)
03/15/2052	4.625%	10,534,000	8,649,910
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	2,842,101
Total			29,899,646
Healthcare Insurance 2.5%
Aetna, Inc.
11/15/2042	4.125%	4,360,000	3,590,042
08/15/2047	3.875%	1,927,000	1,503,848
Anthem, Inc.
08/15/2044	4.650%	3,500,000	3,141,071
Centene Corp.
02/15/2030	3.375%	5,874,000	5,050,836
03/01/2031	2.500%	9,425,000	7,515,387
UnitedHealth Group, Inc.
02/15/2063	6.050%	10,804,000	12,213,005
04/15/2063	5.200%	5,287,000	5,273,940
Total			38,288,129
Independent Energy 0.2%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	2,580,000	2,626,068
Integrated Energy 0.4%
BP Capital Markets America, Inc.
03/17/2052	3.001%	1,780,000	1,230,914
Cenovus Energy, Inc.
02/15/2052	3.750%	6,384,000	4,532,180
Total Capital International SA
06/29/2060	3.386%	1,315,000	964,801
Total			6,727,895

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 2.1%
Five Corners Funding Trust IV(a)
02/15/2053	5.997%	6,516,000	6,628,788
MetLife, Inc.
07/15/2052	5.000%	4,428,000	4,175,527
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	5,359,000	4,084,617
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	10,183,000	7,186,674
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	1,925,000	1,740,457
05/15/2050	3.300%	8,870,000	6,122,310
Voya Financial, Inc.
06/15/2046	4.800%	2,078,000	1,712,799
Total			31,651,172
Media and Entertainment 1.5%
Meta Platforms, Inc.
05/15/2053	5.600%	1,340,000	1,375,978
05/15/2063	5.750%	5,405,000	5,588,191
Viacom, Inc.
03/15/2043	4.375%	2,800,000	1,979,478
Warnermedia Holdings, Inc.
03/15/2062	5.391%	16,721,000	13,590,140
Total			22,533,787
Midstream 2.6%
Enterprise Products Operating LLC
02/15/2045	5.100%	2,014,000	1,921,440
01/31/2060	3.950%	3,567,000	2,749,288
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,345,000	1,159,703
Kinder Morgan, Inc.
02/15/2046	5.050%	4,996,000	4,275,310
08/01/2052	5.450%	4,493,000	4,102,791
MPLX LP
04/15/2048	4.700%	1,427,000	1,175,371
03/14/2052	4.950%	5,551,000	4,716,632
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	8,350,000	6,522,263
Western Gas Partners LP
08/15/2048	5.500%	3,730,000	3,123,705
Western Midstream Operating LP(b)
02/01/2050	5.250%	3,885,000	3,226,041
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
06/24/2044	5.750%	7,165,000	6,989,030
Total			39,961,574
Natural Gas 0.8%
NiSource, Inc.
02/15/2043	5.250%	1,575,000	1,511,347
02/15/2044	4.800%	7,017,000	6,381,252
05/15/2047	4.375%	1,794,000	1,535,349
Sempra Energy
02/01/2048	4.000%	3,650,000	2,838,723
Total			12,266,671
Pharmaceuticals 4.2%
AbbVie, Inc.
06/15/2044	4.850%	9,111,000	8,487,280
Amgen, Inc.
03/02/2053	5.650%	1,582,000	1,603,834
02/22/2062	4.400%	4,107,000	3,381,820
03/02/2063	5.750%	18,117,000	18,413,963
Bristol-Myers Squibb Co.
03/15/2062	3.900%	2,559,000	2,056,619
Merck & Co., Inc.
05/17/2063	5.150%	8,052,000	8,218,777
Pfizer Investment Enterprises Pte., Ltd.
05/19/2063	5.340%	22,180,000	22,446,483
Total			64,608,776
Property & Casualty 0.6%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	7,240,000	5,989,153
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	4,435,000	3,231,054
Total			9,220,207
Retailers 1.6%
Amazon.com, Inc.
04/13/2062	4.100%	9,325,000	8,049,934
Lowe’s Companies, Inc.
04/01/2062	4.450%	9,814,000	7,904,943
09/15/2062	5.800%	6,124,000	6,075,318
04/01/2063	5.850%	1,811,000	1,805,645
Total			23,835,840
Technology 3.0%
Broadcom, Inc.(a)
11/15/2036	3.187%	13,567,000	10,252,420

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fidelity National Information Services, Inc.
03/01/2041	3.100%	1,670,000	1,150,370
07/15/2052	5.625%	1,672,000	1,578,526
Intel Corp.
08/12/2051	3.050%	7,075,000	4,742,827
International Business Machines Corp.
02/06/2053	5.100%	3,420,000	3,291,665
MSCI, Inc.(a)
11/01/2031	3.625%	5,850,000	5,009,472
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,255,000	1,111,559
01/15/2033	5.000%	4,846,000	4,658,456
02/15/2042	3.125%	3,530,000	2,471,656
Oracle Corp.
07/08/2034	4.300%	8,105,000	7,361,358
07/15/2046	4.000%	2,500,000	1,921,763
04/01/2050	3.600%	2,661,000	1,900,076
03/25/2061	4.100%	1,518,000	1,117,016
Total			46,567,164
Tobacco 0.3%
Reynolds American, Inc.
08/15/2035	5.700%	4,100,000	3,857,774
Transportation Services 0.2%
ERAC USA Finance LLC(a)
05/01/2053	5.400%	2,809,000	2,805,083
Wireless 0.7%
American Tower Corp.
06/15/2030	2.100%	2,045,000	1,656,209
T-Mobile US, Inc.
04/15/2050	4.500%	1,670,000	1,434,816
11/15/2060	3.600%	6,515,000	4,573,461
Vodafone Group PLC
02/19/2043	4.375%	3,205,000	2,690,119
Total			10,354,605
Wirelines 2.6%
AT&T, Inc.
12/01/2057	3.800%	26,408,000	19,101,606
Telefonica Emisiones SAU
03/06/2048	4.895%	6,755,000	5,652,864
Verizon Communications, Inc.
03/22/2041	3.400%	14,500,000	11,184,686
03/22/2051	3.550%	5,830,000	4,353,746
Total			40,292,902
Total Corporate Bonds & Notes (Cost $862,407,408)			755,654,288

Foreign Government Obligations(c) 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.9%
Mexico Government International Bond
05/04/2053	6.338%	13,620,000	13,905,335
Total Foreign Government Obligations (Cost $13,619,727)			13,905,335

U.S. Treasury Obligations 41.0%

U.S. Treasury
07/31/2024	3.000%	8,113,800	7,909,053
05/15/2033	3.375%	4,909,800	4,735,656
02/15/2036	4.500%	37,500,000	40,441,406
05/15/2038	4.500%	30,000,000	32,296,875
02/15/2039	3.500%	49,000,000	46,971,094
08/15/2040	3.875%	10,000,000	9,920,313
02/15/2041	4.750%	8,000,000	8,831,250
05/15/2041	4.375%	25,383,000	26,711,641
05/15/2043	2.875%	17,600,000	14,715,250
05/15/2043	3.875%	19,723,500	19,248,903
08/15/2044	3.125%	16,500,000	14,277,656
11/15/2044	3.000%	10,000,000	8,464,063
11/15/2045	3.000%	12,000,000	10,119,375
11/15/2047	2.750%	20,750,000	16,694,023
02/15/2048	3.000%	101,200,000	85,324,250
08/15/2049	2.250%	495,000	359,881
02/15/2050	2.000%	2,900,000	1,988,313
05/15/2050	1.250%	22,250,000	12,515,625
11/15/2050	1.625%	24,800,000	15,410,875
02/15/2051	1.875%	22,000,000	14,575,000
05/15/2051	2.375%	2,600,000	1,933,750
05/15/2052	2.875%	102,497,900	84,977,165
02/15/2053	3.625%	12,877,300	12,368,244
U.S. Treasury(d)
05/15/2047	3.000%	122,157,900	102,879,856
U.S. Treasury(e)
STRIPS
02/15/2040	0.000%	38,410,800	20,570,784
11/15/2041	0.000%	13,661,000	6,557,280
05/15/2043	0.000%	19,069,000	8,547,530
Total U.S. Treasury Obligations (Cost $734,557,425)			629,345,111

Money Market Funds 7.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(f),(g)	107,827,367	107,784,236
Total Money Market Funds (Cost $107,771,718)		107,784,236
Total Investments in Securities (Cost: $1,729,509,679)		1,516,814,042
Other Assets & Liabilities, Net		19,581,785
Net Assets		1,536,395,827

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
At June 30, 2023, securities and/or cash totaling $9,495,067 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	2,022	09/2023	USD	256,604,438	—	(624,346)
U.S. Treasury Ultra Bond	308	09/2023	USD	41,955,375	382,384	—
U.S. Treasury Ultra Bond	85	09/2023	USD	11,578,594	—	(20,198)
Total					382,384	(644,544)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(896)	09/2023	USD	(100,590,000)	1,860,704	—
U.S. Treasury 2-Year Note	(83)	09/2023	USD	(16,877,531)	207,383	—
U.S. Treasury 5-Year Note	(18)	09/2023	USD	(1,927,688)	28,519	—
U.S. Treasury Ultra 10-Year Note	(556)	09/2023	USD	(65,851,250)	719,560	—
Total					2,816,166	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At June 30, 2023, the total value of these securities amounted to $97,891,857, which represents 6.37% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of June 30, 2023.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at June 30, 2023.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	70,178,871	254,370,781	(216,764,954)	(462)	107,784,236	(18,515)	2,195,921	107,827,367
Abbreviation Legend
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	10,125,072	—	10,125,072
Corporate Bonds & Notes	—	755,654,288	—	755,654,288
Foreign Government Obligations	—	13,905,335	—	13,905,335
U.S. Treasury Obligations	—	629,345,111	—	629,345,111
Money Market Funds	107,784,236	—	—	107,784,236
Total Investments in Securities	107,784,236	1,409,029,806	—	1,516,814,042
Investments in Derivatives
Asset
Futures Contracts	3,198,550	—	—	3,198,550
Liability
Futures Contracts	(644,544)	—	—	(644,544)
Total	110,338,242	1,409,029,806	—	1,519,368,048
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	11

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,621,737,961)	$1,409,029,806
Affiliated issuers (cost $107,771,718)	107,784,236
Receivable for:
Investments sold	2,925,501
Capital shares sold	161,332
Dividends	425,102
Interest	14,939,169
Foreign tax reclaims	20,069
Variation margin for futures contracts	1,927,760
Expense reimbursement due from Investment Manager	516
Prepaid expenses	9,378
Trustees’ deferred compensation plan	143,570
Total assets	1,537,366,439
Liabilities
Payable for:
Capital shares redeemed	461,484
Variation margin for futures contracts	282,855
Management services fees	20,477
Distribution and/or service fees	106
Service fees	528
Compensation of board members	33,187
Compensation of chief compliance officer	139
Other expenses	28,266
Trustees’ deferred compensation plan	143,570
Total liabilities	970,612
Net assets applicable to outstanding capital stock	$1,536,395,827
Represented by
Paid in capital	1,891,688,213
Total distributable earnings (loss)	(355,292,386)
Total - representing net assets applicable to outstanding capital stock	$1,536,395,827
Class 1
Net assets	$1,520,617,360
Shares outstanding	189,877,966
Net asset value per share	$8.01
Class 2
Net assets	$15,778,467
Shares outstanding	1,978,754
Net asset value per share	$7.97
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$2,195,921
Interest	30,180,330
Interfund lending	355
Foreign taxes withheld	(28,130)
Total income	32,348,476
Expenses:
Management services fees	3,764,434
Distribution and/or service fees
Class 2	17,694
Service fees	4,192
Compensation of board members	19,269
Custodian fees	5,787
Printing and postage fees	4,369
Accounting services fees	20,145
Legal fees	16,164
Interest on collateral	2,330
Compensation of chief compliance officer	154
Other	14,191
Total expenses	3,868,729
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(33,978)
Total net expenses	3,834,751
Net investment income	28,513,725
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(38,440,994)
Investments — affiliated issuers	(18,515)
Futures contracts	(2,564,956)
Net realized loss	(41,024,465)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	80,066,099
Investments — affiliated issuers	(462)
Futures contracts	3,266,036
Net change in unrealized appreciation (depreciation)	83,331,673
Net realized and unrealized gain	42,307,208
Net increase in net assets resulting from operations	$70,820,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$28,513,725	$50,351,569
Net realized loss	(41,024,465)	(155,586,846)
Net change in unrealized appreciation (depreciation)	83,331,673	(441,045,910)
Net increase (decrease) in net assets resulting from operations	70,820,933	(546,281,187)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	(93,715,132)
Class 2	—	(721,980)
Total distributions to shareholders	—	(94,437,112)
Increase (decrease) in net assets from capital stock activity	(4,610,331)	131,127,680
Total increase (decrease) in net assets	66,210,602	(509,590,619)
Net assets at beginning of period	1,470,185,225	1,979,775,844
Net assets at end of period	$1,536,395,827	$1,470,185,225

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	571,875	4,514,726	5,886,038	49,880,640
Distributions reinvested	—	—	10,948,029	93,715,132
Shares redeemed	(1,508,662)	(12,162,927)	(1,214,162)	(11,077,426)
Net increase (decrease)	(936,787)	(7,648,201)	15,619,905	132,518,346
Class 2
Shares sold	444,527	3,546,669	257,108	2,160,410
Distributions reinvested	—	—	84,541	721,980
Shares redeemed	(63,980)	(508,799)	(463,734)	(4,273,056)
Net increase (decrease)	380,547	3,037,870	(122,085)	(1,390,666)
Total net increase (decrease)	(556,240)	(4,610,331)	15,497,820	131,127,680
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

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Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$7.64	0.15	0.22	0.37	—	—	—
Year Ended 12/31/2022	$11.19	0.27	(3.30)	(3.03)	(0.25)	(0.27)	(0.52)
Year Ended 12/31/2021	$12.38	0.26	(0.65)	(0.39)	(0.24)	(0.56)	(0.80)
Year Ended 12/31/2020	$10.99	0.29	1.62	1.91	(0.33)	(0.19)	(0.52)
Year Ended 12/31/2019	$9.44	0.31	1.54	1.85	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.63	0.31	(0.85)	(0.54)	(0.35)	(0.30)	(0.65)
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$7.62	0.14	0.21	0.35	—	—	—
Year Ended 12/31/2022	$11.15	0.25	(3.28)	(3.03)	(0.23)	(0.27)	(0.50)
Year Ended 12/31/2021	$12.34	0.24	(0.66)	(0.42)	(0.21)	(0.56)	(0.77)
Year Ended 12/31/2020	$10.95	0.26	1.62	1.88	(0.30)	(0.19)	(0.49)
Year Ended 12/31/2019	$9.41	0.28	1.53	1.81	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.60	0.28	(0.85)	(0.57)	(0.32)	(0.30)	(0.62)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$8.01	4.84%	0.50%(c)	0.50%(c)	3.72%	29%	$1,520,617
Year Ended 12/31/2022	$7.64	(27.55%)	0.50%(c)	0.50%(c)	3.13%	53%	$1,458,011
Year Ended 12/31/2021	$11.19	(3.21%)	0.50%(c)	0.50%(c)	2.32%	48%	$1,960,592
Year Ended 12/31/2020	$12.38	17.25%	0.50%	0.50%	2.38%	46%	$1,747,792
Year Ended 12/31/2019	$10.99	19.74%	0.50%	0.50%	2.94%	49%	$1,607,152
Year Ended 12/31/2018	$9.44	(5.11%)	0.51%	0.51%	3.13%	80%	$1,412,097
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$7.97	4.59%	0.75%(c)	0.75%(c)	3.49%	29%	$15,778
Year Ended 12/31/2022	$7.62	(27.70%)	0.75%(c)	0.75%(c)	2.85%	53%	$12,175
Year Ended 12/31/2021	$11.15	(3.47%)	0.75%(c)	0.75%(c)	2.07%	48%	$19,183
Year Ended 12/31/2020	$12.34	17.07%	0.75%	0.75%	2.11%	46%	$28,746
Year Ended 12/31/2019	$10.95	19.42%	0.75%	0.75%	2.68%	49%	$16,192
Year Ended 12/31/2018	$9.41	(5.37%)	0.76%	0.76%	2.87%	80%	$12,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	17

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
18	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,198,550*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	644,544*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,564,956)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	3,266,036
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	304,062,970
Futures contracts — short	194,752,587

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
22	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to April 30, 2023
Class 1	0.49%	0.54%
Class 2	0.74	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,729,510,000	8,063,000	(218,205,000)	(210,142,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
24	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(75,161,506)	(105,688,897)	(180,850,403)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $412,966,668 and $431,029,913, respectively, for the six months ended June 30, 2023, of which $46,591,187 and $41,708,270, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended June 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	866,667	5.02	3
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at June 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
26	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	27

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Variable Portfolio - Long Government/Credit Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
28	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	29

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing
30	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Semiannual Report 2023	31

Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7016_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1*	02/20/19	5.41	3.41	2.27	3.36
Class 2	04/12/13	5.30	3.21	2.04	3.24
Blended Benchmark		6.43	5.90	4.00	4.71
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	1.52
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	31.0
International	8.6
U.S. Large Cap	17.9
U.S. Mid Cap	1.4
U.S. Small Cap	3.1
Exchange-Traded Fixed Income Funds	2.3
Investment Grade	2.3
Fixed Income Funds	36.6
Investment Grade	36.6
Allocations to Tactical Assets
Money Market Funds(a)	21.4
Put Option Contracts Purchased	0.3
Residential Mortgage-Backed Securities - Agency	8.4
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,054.10	1,023.54	1.43	1.41	0.28	3.74	3.68	0.73
Class 2	1,000.00	1,000.00	1,053.00	1,022.29	2.71	2.67	0.53	5.02	4.94	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 33.6%
	Shares	Value ($)
International 9.3%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	4,910,300	61,084,127
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	2,484,310	24,445,615
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	1,267,943	14,353,114
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	1,454,785	13,980,485
Total		113,863,341
U.S. Large Cap 19.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	376,132	15,030,238
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	564,042	47,029,872
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	641,146	21,754,071
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,678,198	47,296,978
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	562,732	21,018,051
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	512,358	18,598,590
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	422,732	18,701,649
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	361,851	18,646,184
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	556,731	18,116,023
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	351,036	11,973,843
Total		238,165,499
U.S. Mid Cap 1.5%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	107,294	4,674,809
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	130,327	4,545,809
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	103,964	4,531,790
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	112,381	4,659,323
Total		18,411,731
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	367,724	4,563,457
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	415,996	4,638,359
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	546,180	16,068,597
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	462,540	15,707,852
Total		40,978,265
Total Equity Funds (Cost $259,125,048)		411,418,836

Exchange-Traded Fixed Income Funds 2.5%

Investment Grade 2.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	156,150	16,886,061
Vanguard Intermediate-Term Corporate Bond ETF	179,500	14,185,885
Total		31,071,946
Total Exchange-Traded Fixed Income Funds (Cost $31,399,564)		31,071,946

Fixed Income Funds 39.7%

Investment Grade 39.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	11,302,985	95,397,198
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,841,287	26,651,270
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	6,866,671	55,002,036
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,994,095	26,437,856
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	8,371,360	76,681,655
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	9,761,626	91,075,974
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	11,848,819	114,341,103
Total		485,587,092
Total Fixed Income Funds (Cost $562,848,128)		485,587,092
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency 9.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.000%	31,393,000	27,917,320
07/18/2038- 07/13/2053	3.500%	17,800,000	16,496,273
07/18/2038- 07/13/2053	4.000%	22,846,000	21,707,401
07/13/2053	4.500%	22,000,000	21,150,938
07/13/2053	5.000%	24,000,000	23,516,250
Total Residential Mortgage-Backed Securities - Agency (Cost $111,415,732)			110,788,182

Put Option Contracts Purchased 0.3%
Value ($)
(Cost $7,733,111)	4,046,255
Money Market Funds 23.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	283,597,243	283,483,804
Total Money Market Funds (Cost $283,471,794)		283,483,804
Total Investments in Securities (Cost: $1,255,993,377)		1,326,396,115
Other Assets & Liabilities, Net		(101,789,984)
Net Assets		1,224,606,131

At June 30, 2023, securities and/or cash totaling $7,909,148 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,500,000 CHF	1,658,527 USD	Barclays	07/20/2023	—	(20,176)
250,000,000 JPY	1,798,621 USD	Barclays	07/20/2023	61,737	—
805,050 USD	750,000 EUR	Barclays	07/20/2023	14,014	—
3,087,605 USD	5,000,000 NZD	Barclays	07/20/2023	—	(19,305)
341,314 USD	500,000 AUD	Citi	07/20/2023	—	(8,077)
2,538,750 USD	2,000,000 GBP	Citi	07/20/2023	1,550	—
8,539,368 USD	1,175,000,000 JPY	Citi	07/20/2023	—	(376,012)
4,500,000 GBP	5,735,790 USD	Goldman Sachs International	07/20/2023	20,115	—
3,500,630 USD	3,250,000 EUR	Goldman Sachs International	07/20/2023	48,646	—
1,154,674 USD	160,000,000 JPY	Goldman Sachs International	07/20/2023	—	(43,068)
2,000,000 AUD	1,311,950 USD	HSBC	07/20/2023	—	(21,000)
7,740,729 USD	6,250,000 GBP	HSBC	07/20/2023	197,709	—
2,500,000 CHF	2,793,234 USD	Morgan Stanley	07/20/2023	—	(4,603)
1,945,747 USD	1,750,000 CHF	Morgan Stanley	07/20/2023	12,739	—
543,192 USD	500,000 EUR	Morgan Stanley	07/20/2023	2,850	—
1,124,506 USD	12,000,000 SEK	Morgan Stanley	07/20/2023	—	(11,057)
3,339,395 USD	5,000,000 AUD	UBS	07/20/2023	—	(7,020)
2,334,856 USD	25,000,000 SEK	Wells Fargo Securities LLC	07/20/2023	—	(15,170)
Total				359,360	(525,488)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	228	09/2023	EUR	10,093,560	149,607	—
FTSE 100 Index	10	09/2023	GBP	754,150	6,767	—
FTSE 100 Index	36	09/2023	GBP	2,714,940	—	(22,861)
MSCI Singapore Index	25	07/2023	SGD	722,250	1,840	—
OMXS30 Index	215	07/2023	SEK	49,799,375	13,007	—
S&P 500 Index E-mini	405	09/2023	USD	90,887,063	2,698,464	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
SPI 200 Index	11	09/2023	AUD	1,969,275	12,130	—
TOPIX Index	66	09/2023	JPY	1,510,080,000	339,059	—
TOPIX Index	6	09/2023	JPY	137,280,000	—	(5,480)
U.S. Treasury 10-Year Note	195	09/2023	USD	21,891,797	—	(348,434)
U.S. Treasury 2-Year Note	111	09/2023	USD	22,571,156	—	(283,770)
U.S. Treasury 5-Year Note	306	09/2023	USD	32,770,688	—	(613,007)
Total					3,220,874	(1,273,552)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(137)	09/2023	USD	(13,040,345)	—	(14,389)
U.S. Long Bond	(14)	09/2023	USD	(1,776,688)	13,053	—
U.S. Treasury Ultra Bond	(12)	09/2023	USD	(1,634,625)	8,515	—
Total					21,568	(14,389)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	66,755,700	150	3,450.00	12/20/2024	1,667,257	1,191,000
S&P 500 Index	JPMorgan	USD	63,195,396	142	3,400.00	12/20/2024	1,490,185	1,060,740
S&P 500 Index	JPMorgan	USD	54,294,636	122	3,200.00	12/20/2024	2,153,475	705,770
S&P 500 Index	JPMorgan	USD	46,728,990	105	3,300.00	12/20/2024	1,792,836	691,425
S&P 500 Index	JPMorgan	USD	13,796,178	31	3,350.00	12/20/2024	424,857	217,620
S&P 500 Index	JPMorgan	USD	8,900,760	20	3,550.00	12/20/2024	204,501	179,700
Total							7,733,111	4,046,255
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	213,788,464	153,850,972	(84,138,432)	(17,200)	283,483,804	—	(8,988)	6,280,828	283,597,243
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	19,051,676	—	(2,880,672)	(1,140,766)	15,030,238	—	4,418,005	—	376,132
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	47,899,780	22,085	(3,685,480)	2,793,487	47,029,872	—	4,325,694	—	564,042
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	95,747,596	54,550	(2,939,133)	2,534,185	95,397,198	—	(547,280)	—	11,302,985
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	21,222,410	31,242	(2,411,901)	2,912,320	21,754,071	—	2,902,095	—	641,146
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	26,816,211	34,026	(886,828)	687,861	26,651,270	—	(77,308)	—	2,841,287
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	53,118,597	266,494	(1,419,927)	3,036,872	55,002,036	—	(445,904)	—	6,866,671
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	52,558,558	8,252,270	(3,174,523)	3,447,822	61,084,127	—	(528,873)	1,148,303	4,910,300
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	48,113,883	23,061	(8,419,946)	7,579,980	47,296,978	—	910,291	—	2,678,198
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	22,396,696	395,589	(1,694,114)	(80,120)	21,018,051	—	530,451	—	562,732
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	4,306,450	716	(322,112)	689,755	4,674,809	—	147,647	—	107,294
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	4,451,436	114,135	(119,371)	99,609	4,545,809	—	109,651	—	130,327
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	4,460,089	145,441	(482,945)	440,872	4,563,457	—	(69,543)	—	367,724
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	3,843,889	90,468	(326,412)	1,030,414	4,638,359	—	(209,238)	—	415,996
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	26,613,565	28,507	(754,636)	550,420	26,437,856	—	(114,116)	—	2,994,095
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	77,088,441	59,421	(2,375,037)	1,908,830	76,681,655	—	(432,665)	—	8,371,360
CTIVP® – MFS® Value Fund, Class 1 Shares
	19,709,907	111,237	(1,224,607)	2,053	18,598,590	—	414,829	—	512,358
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	14,947,792	—	—	3,753,857	18,701,649	—	—	—	422,732
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	18,499,920	2,127	(1,537,969)	1,682,106	18,646,184	—	2,078,081	—	361,851
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	19,207,880	230,050	(1,169,242)	(152,665)	18,116,023	—	529,597	—	556,731
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	91,547,737	35,134	(3,117,071)	2,610,174	91,075,974	—	(383,254)	—	9,761,626
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,471,600	85,128	(92,363)	67,425	4,531,790	—	106,934	—	103,964
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	4,367,122	18,464	(202,979)	476,716	4,659,323	—	217,821	—	112,381
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	114,736,163	66,784	(3,898,150)	3,436,306	114,341,103	—	(503,939)	—	11,848,819
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	12,309,096	9,487	(839,467)	494,727	11,973,843	—	1,136,605	—	351,036
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	20,589,405	2,632,390	(1,614,840)	2,838,660	24,445,615	—	(396,196)	342,688	2,484,310
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	11,965,295	1,310,748	(445,319)	1,522,390	14,353,114	—	(7,865)	65,971	1,267,943
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	12,227,016	1,341,482	(721,928)	1,133,915	13,980,485	—	65,266	283,840	1,454,785
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	15,166,728	320,923	(851,710)	1,432,656	16,068,597	—	(103,499)	—	546,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	15,354,062	482,373	(523,912)	395,329	15,707,852	—	261,157	—	462,540
Total	1,096,577,464			46,167,990	1,180,489,732	—	14,325,456	8,121,630

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	411,418,836	411,418,836
Exchange-Traded Fixed Income Funds	31,071,946	—	—	—	31,071,946
Fixed Income Funds	—	—	—	485,587,092	485,587,092
Residential Mortgage-Backed Securities - Agency	—	110,788,182	—	—	110,788,182
Put Option Contracts Purchased	4,046,255	—	—	—	4,046,255
Money Market Funds	283,483,804	—	—	—	283,483,804
Total Investments in Securities	318,602,005	110,788,182	—	897,005,928	1,326,396,115
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	359,360	—	—	359,360
Futures Contracts	3,242,442	—	—	—	3,242,442
Liability
Forward Foreign Currency Exchange Contracts	—	(525,488)	—	—	(525,488)
Futures Contracts	(1,287,941)	—	—	—	(1,287,941)
Total	320,556,506	110,622,054	—	897,005,928	1,328,184,488
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	11

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $142,815,296)	$141,860,128
Affiliated issuers (cost $1,105,444,970)	1,180,489,732
Option contracts purchased (cost $7,733,111)	4,046,255
Cash	322,350
Cash collateral held at broker for:
TBA	702,000
Margin deposits on:
Futures contracts	7,207,148
Unrealized appreciation on forward foreign currency exchange contracts	359,360
Receivable for:
Investments sold	586,196
Investments sold on a delayed delivery basis	9,197,922
Capital shares sold	52
Dividends	1,188,216
Interest	166,871
Variation margin for futures contracts	1,303,995
Prepaid expenses	9,263
Trustees’ deferred compensation plan	114,605
Total assets	1,347,554,093
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	525,488
Payable for:
Investments purchased on a delayed delivery basis	120,789,958
Capital shares redeemed	1,297,976
Variation margin for futures contracts	83,628
Management services fees	6,922
Distribution and/or service fees	8,336
Service fees	60,680
Compensation of board members	30,529
Compensation of chief compliance officer	119
Other expenses	29,721
Trustees’ deferred compensation plan	114,605
Total liabilities	122,947,962
Net assets applicable to outstanding capital stock	$1,224,606,131
Represented by
Trust capital	$1,224,606,131
Total - representing net assets applicable to outstanding capital stock	$1,224,606,131
Class 1
Net assets	$1,073,912
Shares outstanding	78,668
Net asset value per share	$13.65
Class 2
Net assets	$1,223,532,219
Shares outstanding	90,581,784
Net asset value per share	$13.51
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$838,637
Dividends — affiliated issuers	8,121,630
Interest	135,302
Total income	9,095,569
Expenses:
Management services fees	1,287,149
Distribution and/or service fees
Class 2	1,531,078
Service fees	368,499
Compensation of board members	17,303
Custodian fees	15,041
Printing and postage fees	7,624
Accounting services fees	15,045
Legal fees	14,104
Compensation of chief compliance officer	117
Other	11,482
Total expenses	3,267,442
Net investment income	5,828,127
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,834,931
Investments — affiliated issuers	14,325,456
Foreign currency translations	96,064
Forward foreign currency exchange contracts	(1,117,399)
Futures contracts	1,560,184
Option contracts purchased	(2,815,349)
Net realized gain	14,883,887
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	179,148
Investments — affiliated issuers	46,167,990
Forward foreign currency exchange contracts	257,512
Futures contracts	(398,654)
Option contracts purchased	(3,402,620)
Net change in unrealized appreciation (depreciation)	42,803,376
Net realized and unrealized gain	57,687,263
Net increase in net assets resulting from operations	$63,515,390
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$5,828,127	$12,638,536
Net realized gain (loss)	14,883,887	(35,077,677)
Net change in unrealized appreciation (depreciation)	42,803,376	(248,797,127)
Net increase (decrease) in net assets resulting from operations	63,515,390	(271,236,268)
Decrease in net assets from capital stock activity	(51,246,034)	(152,156,246)
Total increase (decrease) in net assets	12,269,356	(423,392,514)
Net assets at beginning of period	1,212,336,775	1,635,729,289
Net assets at end of period	$1,224,606,131	$1,212,336,775

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	9,138	122,358	22,089	300,328
Shares redeemed	(8,981)	(120,529)	(8,865)	(127,334)
Net increase	157	1,829	13,224	172,994
Class 2
Shares sold	664,638	8,804,634	1,076,283	14,934,932
Shares redeemed	(4,524,901)	(60,052,497)	(12,283,693)	(167,264,172)
Net decrease	(3,860,263)	(51,247,863)	(11,207,410)	(152,329,240)
Total net decrease	(3,860,106)	(51,246,034)	(11,194,186)	(152,156,246)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

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Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.95	0.08	0.62	0.70
Year Ended 12/31/2022	$15.58	0.17	(2.80)	(2.63)
Year Ended 12/31/2021	$14.73	0.13	0.72	0.85
Year Ended 12/31/2020	$13.47	0.14	1.12	1.26
Year Ended 12/31/2019(d)	$12.36	0.16	0.95	1.11
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.83	0.06	0.62	0.68
Year Ended 12/31/2022	$15.47	0.13	(2.77)	(2.64)
Year Ended 12/31/2021	$14.67	0.09	0.71	0.80
Year Ended 12/31/2020	$13.44	0.11	1.12	1.23
Year Ended 12/31/2019	$11.79	0.20	1.45	1.65
Year Ended 12/31/2018	$12.32	0.15	(0.68)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$13.65	5.41%	0.28%	0.28%	1.19%	83%	$1,074
Year Ended 12/31/2022	$12.95	(16.88%)	0.28%(c)	0.28%(c)	1.23%	138%	$1,016
Year Ended 12/31/2021	$15.58	5.77%	0.28%(c)	0.28%(c)	0.85%	180%	$1,017
Year Ended 12/31/2020	$14.73	9.35%	0.29%	0.29%	1.06%	152%	$544
Year Ended 12/31/2019(d)	$13.47	8.98%	0.29%	0.29%	1.46%	137%	$207
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$13.51	5.30%	0.53%	0.53%	0.95%	83%	$1,223,532
Year Ended 12/31/2022	$12.83	(17.07%)	0.53%(c)	0.53%(c)	0.93%	138%	$1,211,320
Year Ended 12/31/2021	$15.47	5.45%	0.53%(c)	0.53%(c)	0.62%	180%	$1,634,712
Year Ended 12/31/2020	$14.67	9.15%	0.54%	0.54%	0.78%	152%	$1,694,592
Year Ended 12/31/2019	$13.44	14.00%	0.54%	0.54%	1.58%	137%	$1,520,725
Year Ended 12/31/2018	$11.79	(4.30%)	0.54%	0.54%	1.21%	101%	$1,300,981
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
20	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	3,220,874*
Equity risk	Investments, at value — Option contracts purchased	4,046,255
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	359,360
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	21,568*
Total		7,648,057

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	42,730*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	525,488
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,245,211*
Total		1,813,429

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	—	2,112,838	(2,815,349)	(702,511)
Foreign exchange risk	(1,117,399)	—	—	(1,117,399)
Interest rate risk	—	(552,654)	—	(552,654)
Total	(1,117,399)	1,560,184	(2,815,349)	(2,372,564)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	—	677,659	(3,402,620)	(2,724,961)
Foreign exchange risk	257,512	—	—	257,512
Interest rate risk	—	(1,076,313)	—	(1,076,313)
Total	257,512	(398,654)	(3,402,620)	(3,543,762)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	189,167,397
Futures contracts — short	15,434,492

Derivative instrument	Average value ($)*
Option contracts purchased	4,367,295

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	189,730	(289,645)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo Securities LLC ($)	Total ($)
Assets
Forward foreign currency exchange contracts	75,751	1,550	68,761	197,709	-	15,589	-	-	359,360
Put option contracts purchased	-	-	-	-	4,046,255	-	-	-	4,046,255
Total assets	75,751	1,550	68,761	197,709	4,046,255	15,589	-	-	4,405,615
Liabilities
Forward foreign currency exchange contracts	39,481	384,089	43,068	21,000	-	15,660	7,020	15,170	525,488
Total financial and derivative net assets	36,270	(382,539)	25,693	176,709	4,046,255	(71)	(7,020)	(15,170)	3,880,127
Total collateral received (pledged) (a)	-	-	-	-	-	-	-	-	-
Net amount (b)	36,270	(382,539)	25,693	176,709	4,046,255	(71)	(7,020)	(15,170)	3,880,127

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $892,753,487 and $1,020,751,709, respectively, for the six months ended June 30, 2023, of which $855,722,301 and $865,257,149, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
28	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	29

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Managed Volatility Conservative Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	31

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
32	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023	33

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
34	Variable Portfolio – Managed Volatility Conservative Growth Fund | Semiannual Report 2023

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Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7046_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1*	02/20/19	8.66	8.44	3.82	5.19
Class 2	04/12/13	8.59	8.16	3.60	5.08
Blended Benchmark		10.30	11.90	6.64	7.42
Russell 3000 Index		16.17	18.95	11.39	12.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	61.0
International	16.6
U.S. Large Cap	36.7
U.S. Mid Cap	2.9
U.S. Small Cap	4.8
Exchange-Traded Fixed Income Funds	2.5
Investment Grade	2.5
Fixed Income Funds	10.3
Investment Grade	10.3
Allocations to Tactical Assets
Money Market Funds(a)	20.8
Put Option Contracts Purchased	0.6
Residential Mortgage-Backed Securities - Agency	4.8
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,086.60	1,023.68	1.30	1.26	0.25	4.01	3.88	0.77
Class 2	1,000.00	1,000.00	1,085.90	1,022.44	2.60	2.52	0.50	5.30	5.14	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 63.3%
	Shares	Value ($)
International 17.2%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	60,457,848	752,095,627
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	56,245,575	553,456,459
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	25,638,855	290,231,836
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	30,774,248	295,740,530
Total		1,891,524,452
U.S. Large Cap 38.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	7,131,322	284,967,619
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	8,012,226	668,059,386
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	12,803,545	434,424,278
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	37,860,502	668,616,468
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	10,153,108	379,218,584
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	9,818,660	356,417,378
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	6,969,605	308,335,331
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	7,495,843	386,260,774
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	10,758,152	350,070,259
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	10,552,442	359,943,785
Total		4,196,313,862
U.S. Mid Cap 3.0%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,983,356	86,414,842
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	2,282,471	79,612,582
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,836,413	80,049,228
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,069,200	85,789,031
Total		331,865,683
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 5.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	6,485,526	80,485,381
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	6,619,131	73,803,314
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	6,826,419	200,833,247
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	5,795,428	196,812,724
Total		551,934,666
Total Equity Funds (Cost $4,595,509,976)		6,971,638,663

Exchange-Traded Fixed Income Funds 2.6%

Investment Grade 2.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,228,000	132,795,920
Vanguard Intermediate-Term Corporate Bond ETF	1,933,500	152,804,505
Total		285,600,425
Total Exchange-Traded Fixed Income Funds (Cost $280,435,621)		285,600,425

Fixed Income Funds 10.6%

Investment Grade 10.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	18,651,247	157,416,523
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	8,447,345	79,236,099
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	19,068,440	152,738,204
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	8,809,370	77,786,733
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	17,033,318	156,025,194
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	21,027,933	196,190,611
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	36,719,031	354,338,653
Total		1,173,732,017
Total Fixed Income Funds (Cost $1,366,214,613)		1,173,732,017
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency 5.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.000%	162,500,000	144,167,363
07/18/2038- 07/13/2053	3.500%	102,500,000	95,178,028
07/18/2038- 07/13/2053	4.000%	129,550,000	123,182,018
07/13/2053	4.500%	53,000,000	50,954,531
07/13/2053	5.000%	135,000,000	132,278,906
Total Residential Mortgage-Backed Securities - Agency (Cost $548,808,555)			545,760,846

Put Option Contracts Purchased 0.6%
Value ($)
(Cost $128,740,288)	67,301,825
Money Market Funds 21.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	2,383,772,804	2,382,819,295
Total Money Market Funds (Cost $2,382,655,448)		2,382,819,295
Total Investments in Securities (Cost: $9,302,364,501)		11,426,853,071
Other Assets & Liabilities, Net		(404,266,010)
Net Assets		11,022,587,061

At June 30, 2023, securities and/or cash totaling $120,429,232 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
21,468,000 USD	20,000,000 EUR	Barclays	07/20/2023	373,700	—
30,876,050 USD	50,000,000 NZD	Barclays	07/20/2023	—	(193,050)
5,119,713 USD	7,500,000 AUD	Citi	07/20/2023	—	(121,150)
25,387,500 USD	20,000,000 GBP	Citi	07/20/2023	15,500	—
114,463,873 USD	15,750,000,000 JPY	Citi	07/20/2023	—	(5,040,165)
40,000,000 GBP	50,984,800 USD	Goldman Sachs International	07/20/2023	178,800	—
99,247,450 USD	92,000,000 EUR	Goldman Sachs International	07/20/2023	1,224,370	—
21,645,992 USD	3,000,000,000 JPY	Goldman Sachs International	07/20/2023	—	(803,381)
5,000,000 AUD	3,279,874 USD	HSBC	07/20/2023	—	(52,501)
92,888,745 USD	75,000,000 GBP	HSBC	07/20/2023	2,372,505	—
25,000,000 CHF	27,932,337 USD	Morgan Stanley	07/20/2023	—	(46,031)
33,385,404 USD	30,000,000 CHF	Morgan Stanley	07/20/2023	188,637	—
16,295,775 USD	15,000,000 EUR	Morgan Stanley	07/20/2023	85,500	—
12,474,157 USD	10,000,000 GBP	Morgan Stanley	07/20/2023	227,343	—
18,741,771 USD	200,000,000 SEK	Morgan Stanley	07/20/2023	—	(184,289)
40,072,740 USD	60,000,000 AUD	UBS	07/20/2023	—	(84,240)
20,546,730 USD	220,000,000 SEK	Wells Fargo Securities LLC	07/20/2023	—	(133,499)
Total				4,666,355	(6,658,306)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	4,194	09/2023	EUR	185,668,380	2,602,431	—
FTSE 100 Index	195	09/2023	GBP	14,705,925	76,162	—
FTSE 100 Index	705	09/2023	GBP	53,167,575	—	(447,684)
MSCI Singapore Index	500	07/2023	SGD	14,445,000	36,802	—
OMXS30 Index	400	07/2023	SEK	92,650,000	176,957	—
OMXS30 Index	3,526	07/2023	SEK	816,709,750	—	(106,868)
S&P 500 Index E-mini	6,307	09/2023	USD	1,415,369,638	40,489,346	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
SPI 200 Index	257	09/2023	AUD	46,009,425	282,639	—
TOPIX Index	1,238	09/2023	JPY	28,325,440,000	6,250,936	—
TOPIX Index	100	09/2023	JPY	2,288,000,000	—	(91,336)
U.S. Long Bond	373	09/2023	USD	47,336,031	5,785	—
U.S. Treasury 10-Year Note	463	09/2023	USD	51,978,984	—	(704,483)
U.S. Treasury 2-Year Note	731	09/2023	USD	148,644,281	—	(1,761,559)
U.S. Treasury 5-Year Note	1,696	09/2023	USD	181,631,000	—	(3,213,593)
U.S. Treasury Ultra Bond	359	09/2023	USD	48,902,531	612,123	—
Total					50,533,181	(6,325,523)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(795)	09/2023	USD	(75,672,075)	—	(83,501)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	1,068,091,200	2,400	3,450.00	12/20/2024	26,676,118	19,056,000
S&P 500 Index	JPMorgan	USD	1,045,839,300	2,350	3,400.00	12/20/2024	24,679,765	17,554,500
S&P 500 Index	JPMorgan	USD	963,507,270	2,165	3,200.00	12/20/2024	38,250,858	12,524,525
S&P 500 Index	JPMorgan	USD	747,663,840	1,680	3,300.00	12/20/2024	28,191,003	11,062,800
S&P 500 Index	JPMorgan	USD	178,015,200	400	3,550.00	12/20/2024	4,090,020	3,594,000
S&P 500 Index	JPMorgan	USD	222,519,000	500	3,350.00	12/20/2024	6,852,524	3,510,000
Total							128,740,288	67,301,825
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	1,531,523,227	2,066,340,324	(1,214,912,443)	(131,813)	2,382,819,295	—	(73,134)	49,901,755	2,383,772,804
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	279,558,542	—	(18,893,308)	24,302,385	284,967,619	—	29,210,340	—	7,131,322
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	688,410,889	—	(56,423,247)	36,071,744	668,059,386	—	64,351,815	—	8,012,226
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	160,911,341	—	(9,261,333)	5,766,515	157,416,523	—	(2,340,362)	—	18,651,247
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	365,480,375	—	(36,307,452)	105,251,355	434,424,278	—	1,378,566	—	12,803,545
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	79,345,806	—	(2,106,643)	1,996,936	79,236,099	—	(187,295)	—	8,447,345
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	145,795,471	—	(174,632)	7,117,365	152,738,204	—	(55,651)	—	19,068,440
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	712,946,095	14,165,325	(20,096,499)	45,080,706	752,095,627	—	(4,230,169)	14,165,325	60,457,848
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	620,404,929	—	(64,930,470)	113,142,009	668,616,468	—	349,900	—	37,860,502
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	404,475,800	—	(27,506,115)	2,248,899	379,218,584	—	5,320,620	—	10,153,108
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	75,240,537	—	(3,193,525)	14,367,830	86,414,842	—	523,071	—	1,983,356
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	79,700,465	—	(1,932,461)	1,844,578	79,612,582	—	1,788,499	—	2,282,471
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	79,772,875	—	(6,664,896)	7,377,402	80,485,381	—	(870,969)	—	6,485,526
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	60,896,008	—	—	12,907,306	73,803,314	—	—	—	6,619,131
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	77,187,720	—	(795,611)	1,394,624	77,786,733	—	(141,951)	—	8,809,370
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	154,828,244	—	(2,150,318)	3,347,268	156,025,194	—	(397,591)	—	17,033,318
CTIVP® – MFS® Value Fund, Class 1 Shares
	370,881,091	—	(18,894,731)	4,431,018	356,417,378	—	3,418,764	—	9,818,660
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	246,445,238	—	—	61,890,093	308,335,331	—	—	—	6,969,605
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	343,539,561	—	(31,090,694)	73,811,907	386,260,774	—	(1,204,944)	—	7,495,843
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	367,913,102	—	(19,711,450)	1,868,607	350,070,259	—	4,992,793	—	10,758,152
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	194,519,340	—	(3,512,765)	5,184,036	196,190,611	—	(461,603)	—	21,027,933
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	80,433,712	—	(1,602,721)	1,218,237	80,049,228	—	1,865,179	—	1,836,413
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	77,178,263	—	(2,526,768)	11,137,536	85,789,031	—	1,258,568	—	2,069,200
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	351,475,038	—	(7,124,835)	9,988,450	354,338,653	—	(1,001,122)	—	36,719,031
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	343,663,784	—	(13,844,863)	30,124,864	359,943,785	—	16,642,167	—	10,552,442
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	501,896,065	7,774,598	(18,671,713)	62,457,509	553,456,459	—	(3,412,586)	7,774,598	56,245,575
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	257,842,160	1,344,672	(1,673,987)	32,718,991	290,231,836	—	(427,902)	1,344,672	25,638,855
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	273,642,375	6,200,175	(11,711,932)	27,609,912	295,740,530	—	(1,033,976)	6,200,175	30,774,248
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	185,770,658	—	(1,193,882)	16,256,471	200,833,247	—	(283,981)	—	6,826,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	196,658,758	—	(6,025,548)	6,179,514	196,812,724	—	1,833,188	—	5,795,428
Total	9,308,337,469			726,962,254	10,528,189,975	—	116,810,234	79,386,525

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	6,971,638,663	6,971,638,663
Exchange-Traded Fixed Income Funds	285,600,425	—	—	—	285,600,425
Fixed Income Funds	—	—	—	1,173,732,017	1,173,732,017
Residential Mortgage-Backed Securities - Agency	—	545,760,846	—	—	545,760,846
Put Option Contracts Purchased	67,301,825	—	—	—	67,301,825
Money Market Funds	2,382,819,295	—	—	—	2,382,819,295
Total Investments in Securities	2,735,721,545	545,760,846	—	8,145,370,680	11,426,853,071
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	4,666,355	—	—	4,666,355
Futures Contracts	50,533,181	—	—	—	50,533,181
Liability
Forward Foreign Currency Exchange Contracts	—	(6,658,306)	—	—	(6,658,306)
Futures Contracts	(6,409,024)	—	—	—	(6,409,024)
Total	2,779,845,702	543,768,895	—	8,145,370,680	11,468,985,277
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	11

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $829,244,176)	$831,361,271
Affiliated issuers (cost $8,344,380,037)	10,528,189,975
Option contracts purchased (cost $128,740,288)	67,301,825
Cash	2,683,971
Cash collateral held at broker for:
TBA	4,189,000
Margin deposits on:
Futures contracts	116,240,232
Unrealized appreciation on forward foreign currency exchange contracts	4,666,355
Receivable for:
Investments sold	5,343,339
Investments sold on a delayed delivery basis	184,574,738
Capital shares sold	33,319
Dividends	9,846,289
Interest	823,692
Variation margin for futures contracts	21,336,871
Prepaid expenses	69,297
Trustees’ deferred compensation plan	547,502
Total assets	11,777,207,676
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,658,306
Payable for:
Investments purchased on a delayed delivery basis	734,447,922
Capital shares redeemed	11,500,905
Variation margin for futures contracts	551,553
Management services fees	53,136
Distribution and/or service fees	74,733
Service fees	541,109
Compensation of board members	157,500
Compensation of chief compliance officer	1,023
Other expenses	86,926
Trustees’ deferred compensation plan	547,502
Total liabilities	754,620,615
Net assets applicable to outstanding capital stock	$11,022,587,061
Represented by
Trust capital	$11,022,587,061
Total - representing net assets applicable to outstanding capital stock	$11,022,587,061
Class 1
Net assets	$22,094,465
Shares outstanding	1,343,853
Net asset value per share	$16.44
Class 2
Net assets	$11,000,492,596
Shares outstanding	675,009,597
Net asset value per share	$16.30
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$9,143,836
Dividends — affiliated issuers	79,386,525
Interest	1,751,689
Total income	90,282,050
Expenses:
Management services fees	9,758,624
Distribution and/or service fees
Class 2	13,461,435
Service fees	3,244,092
Compensation of board members	94,274
Custodian fees	21,418
Printing and postage fees	26,048
Accounting services fees	15,045
Legal fees	77,917
Interest on collateral	494
Compensation of chief compliance officer	1,048
Other	77,581
Total expenses	26,777,976
Net investment income	63,504,074
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(112,385,047)
Investments — affiliated issuers	116,810,234
Foreign currency translations	1,148,126
Forward foreign currency exchange contracts	(18,335,214)
Futures contracts	38,116,782
Option contracts purchased	(44,826,521)
Swap contracts	1,919,319
Net realized loss	(17,552,321)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	153,252,824
Investments — affiliated issuers	726,962,254
Forward foreign currency exchange contracts	2,739,520
Futures contracts	15,893,165
Option contracts purchased	(56,868,061)
Swap contracts	(1,074,338)
Net change in unrealized appreciation (depreciation)	840,905,364
Net realized and unrealized gain	823,353,043
Net increase in net assets resulting from operations	$886,857,117
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$63,504,074	$52,281,268
Net realized loss	(17,552,321)	(388,740,469)
Net change in unrealized appreciation (depreciation)	840,905,364	(2,352,151,659)
Net increase (decrease) in net assets resulting from operations	886,857,117	(2,688,610,860)
Decrease in net assets from capital stock activity	(409,036,475)	(788,930,941)
Total increase (decrease) in net assets	477,820,642	(3,477,541,801)
Net assets at beginning of period	10,544,766,419	14,022,308,220
Net assets at end of period	$11,022,587,061	$10,544,766,419

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	248,332	3,912,184	489,034	7,781,582
Shares redeemed	(77,128)	(1,196,631)	(119,217)	(1,808,536)
Net increase	171,204	2,715,553	369,817	5,973,046
Class 2
Shares sold	41,056	647,777	428,250	6,701,801
Shares redeemed	(26,281,051)	(412,399,805)	(50,861,787)	(801,605,788)
Net decrease	(26,239,995)	(411,752,028)	(50,433,537)	(794,903,987)
Total net decrease	(26,068,791)	(409,036,475)	(50,063,720)	(788,930,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

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Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$15.13	0.11	1.20	1.31
Year Ended 12/31/2022	$18.73	0.12	(3.72)	(3.60)
Year Ended 12/31/2021	$16.69	0.08	1.96	2.04
Year Ended 12/31/2020	$14.96	0.06	1.67	1.73
Year Ended 12/31/2019(d)	$13.62	0.11	1.23	1.34
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$15.01	0.09	1.20	1.29
Year Ended 12/31/2022	$18.63	0.07	(3.69)	(3.62)
Year Ended 12/31/2021	$16.65	0.04	1.94	1.98
Year Ended 12/31/2020	$14.96	0.02	1.67	1.69
Year Ended 12/31/2019	$12.65	0.13	2.18	2.31
Year Ended 12/31/2018	$13.71	0.09	(1.15)	(1.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$16.44	8.66%	0.25%(c)	0.25%(c)	1.43%	86%	$22,094
Year Ended 12/31/2022	$15.13	(19.22%)	0.25%(c)	0.25%(c)	0.73%	151%	$17,737
Year Ended 12/31/2021	$18.73	12.22%	0.25%(c)	0.25%(c)	0.46%	196%	$15,036
Year Ended 12/31/2020	$16.69	11.56%	0.25%	0.25%	0.42%	184%	$6,085
Year Ended 12/31/2019(d)	$14.96	9.84%	0.25%	0.25%	0.88%	128%	$1,985
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$16.30	8.59%	0.50%(c)	0.50%(c)	1.18%	86%	$11,000,493
Year Ended 12/31/2022	$15.01	(19.43%)	0.50%(c)	0.50%(c)	0.45%	151%	$10,527,029
Year Ended 12/31/2021	$18.63	11.89%	0.50%(c)	0.50%(c)	0.22%	196%	$14,007,272
Year Ended 12/31/2020	$16.65	11.30%	0.50%	0.50%	0.16%	184%	$12,503,225
Year Ended 12/31/2019	$14.96	18.26%	0.49%	0.49%	0.91%	128%	$11,450,160
Year Ended 12/31/2018	$12.65	(7.73%)	0.49%	0.49%	0.65%	74%	$9,820,308
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
20	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
22	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	49,915,273*
Equity risk	Investments, at value — Option contracts purchased	67,301,825
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,666,355
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	617,908*
Total		122,501,361

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	729,389*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,658,306
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	5,679,635*
Total		13,067,330

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,919,319	1,919,319
Equity risk	—	34,993,171	(44,826,521)	—	(9,833,350)
Foreign exchange risk	(18,335,214)	—	—	—	(18,335,214)
Interest rate risk	—	3,123,611	—	—	3,123,611
Total	(18,335,214)	38,116,782	(44,826,521)	1,919,319	(23,125,634)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,074,338)	(1,074,338)
Equity risk	—	17,754,347	(56,868,061)	—	(39,113,714)
Foreign exchange risk	2,739,520	—	—	—	2,739,520
Interest rate risk	—	(1,861,182)	—	—	(1,861,182)
Total	2,739,520	15,893,165	(56,868,061)	(1,074,338)	(39,309,714)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,118,409,725*
Futures contracts — short	102,215,288*
Credit default swap contracts — sell protection	23,489,011**

Derivative instrument	Average value ($)*
Option contracts purchased	72,134,838

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,431,774	(3,569,825)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
**	Based on the ending daily outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
24	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo Securities LLC ($)	Total ($)
Assets
Forward foreign currency exchange contracts	373,700	15,500	1,403,170	2,372,505	-	501,480	-	-	4,666,355
Put option contracts purchased	-	-	-	-	67,301,825	-	-	-	67,301,825
Total assets	373,700	15,500	1,403,170	2,372,505	67,301,825	501,480	-	-	71,968,180
Liabilities
Forward foreign currency exchange contracts	193,050	5,161,315	803,381	52,501	-	230,320	84,240	133,499	6,658,306
Total financial and derivative net assets	180,650	(5,145,815)	599,789	2,320,004	67,301,825	271,160	(84,240)	(133,499)	65,309,874
Total collateral received (pledged) (a)	-	-	-	-	-	-	-	-	-
Net amount (b)	180,650	(5,145,815)	599,789	2,320,004	67,301,825	271,160	(84,240)	(133,499)	65,309,874

Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
26	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of
28	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,184,182,811 and $10,004,665,824, respectively, for the six months ended June 30, 2023, of which $7,600,541,890 and $8,203,182,104, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	29

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they
30	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	31

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Managed Volatility Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
32	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	33

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
34	Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Variable Portfolio – Managed Volatility Growth Fund | Semiannual Report 2023	35

Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7047_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1*	02/20/19	3.94	1.14	1.55	2.43
Class 2	04/12/13	3.81	0.82	1.32	2.32
Blended Benchmark		4.57	2.95	2.66	3.38
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	1.52
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	16.6
International	4.6
U.S. Large Cap	9.4
U.S. Mid Cap	0.3
U.S. Small Cap	2.3
Exchange-Traded Fixed Income Funds	2.3
Investment Grade	2.3
Fixed Income Funds	49.7
Investment Grade	49.7
Allocations to Tactical Assets
Money Market Funds(a)	21.4
Put Option Contracts Purchased	0.2
Residential Mortgage-Backed Securities - Agency	9.8
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,039.40	1,023.49	1.47	1.46	0.29	3.56	3.53	0.70
Class 2	1,000.00	1,000.00	1,038.10	1,022.24	2.74	2.72	0.54	4.83	4.79	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 18.3%
	Shares	Value ($)
International 5.1%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,627,786	20,249,661
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	359,126	3,533,801
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	312,528	3,537,818
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	369,880	3,554,545
Total		30,875,825
U.S. Large Cap 10.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	151,242	6,043,608
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	177,077	14,764,700
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	164,950	5,596,768
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	912,329	16,111,727
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	149,672	5,590,253
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	73,922	2,683,352
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	66,713	2,951,391
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	52,162	2,687,921
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	82,321	2,678,737
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	111,491	3,802,940
Total		62,911,397
U.S. Mid Cap 0.4%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	25,728	1,120,963
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	32,083	1,119,069
Total		2,240,032
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 2.5%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	89,941	1,116,169
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	100,576	1,121,419
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	228,281	6,716,036
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	196,492	6,672,864
Total		15,626,488
Total Equity Funds (Cost $71,802,712)		111,653,742

Exchange-Traded Fixed Income Funds 2.6%

Investment Grade 2.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	85,850	9,283,819
Vanguard Intermediate-Term Corporate Bond ETF	82,000	6,480,460
Total		15,764,279
Total Exchange-Traded Fixed Income Funds (Cost $16,296,987)		15,764,279

Fixed Income Funds 54.8%

Investment Grade 54.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,063,234	59,613,691
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,417,416	22,675,360
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,567,040	36,581,994
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,565,042	22,649,324
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,749,394	61,824,445
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	6,387,934	59,599,428
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	7,328,862	70,723,517
Total		333,667,759
Total Fixed Income Funds (Cost $383,142,627)		333,667,759
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency 10.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.000%	15,900,000	14,177,328
07/18/2038- 07/13/2053	3.500%	9,500,000	8,834,395
07/18/2038- 07/13/2053	4.000%	11,527,000	10,951,294
07/13/2053	4.500%	16,750,000	16,103,555
07/13/2053	5.000%	16,000,000	15,677,500
Total Residential Mortgage-Backed Securities - Agency (Cost $66,113,436)			65,744,072

Put Option Contracts Purchased 0.2%
Value ($)
(Cost $2,259,088)	1,153,955
Money Market Funds 23.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	143,757,797	143,700,293
Total Money Market Funds (Cost $143,699,790)		143,700,293
Total Investments in Securities (Cost: $683,314,640)		671,684,100
Other Assets & Liabilities, Net		(62,729,513)
Net Assets		608,954,587

At June 30, 2023, securities and/or cash totaling $2,796,363 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
750,000 CHF	829,263 USD	Barclays	07/20/2023	—	(10,088)
150,000,000 JPY	1,079,173 USD	Barclays	07/20/2023	37,042	—
536,700 USD	500,000 EUR	Barclays	07/20/2023	9,343	—
1,543,803 USD	2,500,000 NZD	Barclays	07/20/2023	—	(9,652)
952,031 USD	750,000 GBP	Citi	07/20/2023	581	—
3,270,396 USD	450,000,000 JPY	Citi	07/20/2023	—	(144,004)
500,000 EUR	540,663 USD	Goldman Sachs International	07/20/2023	—	(5,380)
2,000,000 GBP	2,549,240 USD	Goldman Sachs International	07/20/2023	8,940	—
322,053 USD	300,000 EUR	Goldman Sachs International	07/20/2023	5,573	—
360,215 USD	50,000,000 JPY	Goldman Sachs International	07/20/2023	—	(12,838)
1,500,000 AUD	983,962 USD	HSBC	07/20/2023	—	(15,750)
3,220,143 USD	2,600,000 GBP	HSBC	07/20/2023	82,246	—
1,800,000 CHF	2,011,282 USD	Morgan Stanley	07/20/2023	—	(3,161)
833,891 USD	750,000 CHF	Morgan Stanley	07/20/2023	5,460	—
108,639 USD	100,000 EUR	Morgan Stanley	07/20/2023	570	—
374,835 USD	4,000,000 SEK	Morgan Stanley	07/20/2023	—	(3,686)
1,669,698 USD	2,500,000 AUD	UBS	07/20/2023	—	(3,510)
1,120,731 USD	12,000,000 SEK	Wells Fargo Securities LLC	07/20/2023	—	(7,282)
Total				149,755	(215,351)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	70	09/2023	EUR	3,098,900	46,263	—
FTSE 100 Index	3	09/2023	GBP	226,245	1,881	—
FTSE 100 Index	12	09/2023	GBP	904,980	—	(7,620)
MSCI Singapore Index	7	07/2023	SGD	202,230	515	—
OMXS30 Index	10	07/2023	SEK	2,316,250	4,424	—
OMXS30 Index	58	07/2023	SEK	13,434,250	—	(4,294)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	131	09/2023	USD	29,398,038	872,526	—
SPI 200 Index	4	09/2023	AUD	716,100	4,615	—
TOPIX Index	20	09/2023	JPY	457,600,000	104,282	—
TOPIX Index	2	09/2023	JPY	45,760,000	—	(1,827)
U.S. Treasury 10-Year Note	144	09/2023	USD	16,166,250	—	(270,994)
U.S. Treasury 2-Year Note	52	09/2023	USD	10,573,875	—	(132,937)
U.S. Treasury 5-Year Note	169	09/2023	USD	18,098,844	—	(330,338)
Total					1,034,506	(748,010)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(82)	09/2023	USD	(7,805,170)	—	(8,613)
U.S. Long Bond	(16)	09/2023	USD	(2,030,500)	—	(2,720)
U.S. Treasury Ultra Bond	(16)	09/2023	USD	(2,179,500)	—	(26,596)
Total					—	(37,929)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	20,471,748	46	3,450.00	12/20/2024	511,292	365,240
S&P 500 Index	JPMorgan	USD	18,246,558	41	3,300.00	12/20/2024	707,049	269,985
S&P 500 Index	JPMorgan	USD	14,241,216	32	3,400.00	12/20/2024	338,786	239,040
S&P 500 Index	JPMorgan	USD	13,351,140	30	3,200.00	12/20/2024	524,011	173,550
S&P 500 Index	JPMorgan	USD	4,450,380	10	3,350.00	12/20/2024	137,050	70,200
S&P 500 Index	JPMorgan	USD	1,780,152	4	3,550.00	12/20/2024	40,900	35,940
Total							2,259,088	1,153,955
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	113,478,981	70,697,727	(40,466,125)	(10,290)	143,700,293	—	(3,633)	3,256,671	143,757,797
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	5,915,448	157,671	(804,484)	774,973	6,043,608	—	391,009	—	151,242
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	14,446,491	510,658	(1,671,278)	1,478,829	14,764,700	—	738,627	—	177,077
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	58,751,972	919,952	(1,562,178)	1,503,945	59,613,691	—	(293,574)	—	7,063,234
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	5,446,525	119,310	(1,142,055)	1,172,988	5,596,768	—	346,872	—	164,950
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	22,436,050	595,125	(915,505)	559,690	22,675,360	—	(47,464)	—	2,417,416
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	35,519,784	1,231,018	(2,710,743)	2,541,935	36,581,994	—	(787,049)	—	4,567,040
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	20,358,331	1,224,048	(2,885,203)	1,552,485	20,249,661	—	(353,610)	406,755	1,627,786
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	15,752,251	472,087	(2,672,065)	2,559,454	16,111,727	—	339,593	—	912,329
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	5,499,908	477,983	(483,375)	95,737	5,590,253	—	15,371	—	149,672
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	1,093,571	43,427	(198,663)	182,628	1,120,963	—	28,997	—	25,728
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	1,100,151	120,318	(134,393)	32,993	1,119,069	—	22,899	—	32,083
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	1,101,266	135,115	(202,851)	82,639	1,116,169	—	14,032	—	89,941
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	930,475	136,718	(384,233)	438,459	1,121,419	—	(231,190)	—	100,576
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	22,371,948	497,312	(707,462)	487,526	22,649,324	—	(118,235)	—	2,565,042
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	60,851,444	1,026,844	(1,500,782)	1,446,939	61,824,445	—	(294,197)	—	6,749,394
CTIVP® – MFS® Value Fund, Class 1 Shares
	2,640,698	189,368	(200,743)	54,029	2,683,352	—	6,306	—	73,922
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	2,358,978	—	—	592,413	2,951,391	—	—	—	66,713
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	2,630,456	94,379	(453,284)	416,370	2,687,921	—	130,695	—	52,162
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,640,241	238,401	(237,563)	37,658	2,678,737	—	16,105	—	82,321
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	58,781,109	776,241	(1,624,158)	1,666,236	59,599,428	—	(238,991)	—	6,387,934
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	69,723,227	1,034,027	(2,149,294)	2,115,557	70,723,517	—	(339,246)	—	7,328,862
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	3,722,826	133,189	(367,137)	314,062	3,802,940	—	202,970	—	111,491
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	3,512,756	149,325	(490,557)	362,277	3,533,801	—	49,415	53,203	359,126
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	3,505,079	123,189	(497,097)	406,647	3,537,818	—	28,803	17,909	312,528
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	3,539,253	254,876	(527,366)	287,782	3,554,545	—	57,640	80,099	369,880
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	6,567,972	648,044	(1,240,000)	740,020	6,716,036	—	(141,189)	—	228,281
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,583,967	814,281	(964,218)	238,834	6,672,864	—	70,961	—	196,492
Total	551,261,158			22,132,815	589,021,794	—	(388,083)	3,814,637

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	111,653,742	111,653,742
Exchange-Traded Fixed Income Funds	15,764,279	—	—	—	15,764,279
Fixed Income Funds	—	—	—	333,667,759	333,667,759
Residential Mortgage-Backed Securities - Agency	—	65,744,072	—	—	65,744,072
Put Option Contracts Purchased	1,153,955	—	—	—	1,153,955
Money Market Funds	143,700,293	—	—	—	143,700,293
Total Investments in Securities	160,618,527	65,744,072	—	445,321,501	671,684,100
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	149,755	—	—	149,755
Futures Contracts	1,034,506	—	—	—	1,034,506
Liability
Forward Foreign Currency Exchange Contracts	—	(215,351)	—	—	(215,351)
Futures Contracts	(785,939)	—	—	—	(785,939)
Total	160,867,094	65,678,476	—	445,321,501	671,867,071
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	11

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $82,410,423)	$81,508,351
Affiliated issuers (cost $598,645,129)	589,021,794
Option contracts purchased (cost $2,259,088)	1,153,955
Cash	161,923
Cash collateral held at broker for:
TBA	336,000
Margin deposits on:
Futures contracts	2,460,363
Unrealized appreciation on forward foreign currency exchange contracts	149,755
Receivable for:
Investments sold	408,518
Investments sold on a delayed delivery basis	1,693,582
Dividends	606,191
Interest	100,568
Variation margin for futures contracts	436,389
Prepaid expenses	4,956
Trustees’ deferred compensation plan	68,948
Total assets	678,111,293
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	215,351
Payable for:
Investments purchased on a delayed delivery basis	67,909,470
Capital shares redeemed	814,916
Variation margin for futures contracts	62,489
Management services fees	3,463
Distribution and/or service fees	4,154
Service fees	30,461
Compensation of board members	22,353
Compensation of chief compliance officer	60
Other expenses	25,041
Trustees’ deferred compensation plan	68,948
Total liabilities	69,156,706
Net assets applicable to outstanding capital stock	$608,954,587
Represented by
Trust capital	$608,954,587
Total - representing net assets applicable to outstanding capital stock	$608,954,587
Class 1
Net assets	$503,131
Shares outstanding	40,585
Net asset value per share	$12.40
Class 2
Net assets	$608,451,456
Shares outstanding	49,591,619
Net asset value per share	$12.27
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$376,588
Dividends — affiliated issuers	3,814,637
Interest	45,761
Total income	4,236,986
Expenses:
Management services fees	649,663
Distribution and/or service fees
Class 2	771,329
Service fees	185,687
Compensation of board members	13,053
Custodian fees	15,096
Printing and postage fees	5,215
Accounting services fees	15,045
Legal fees	10,009
Compensation of chief compliance officer	59
Other	7,028
Total expenses	1,672,184
Net investment income	2,564,802
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,792,248
Investments — affiliated issuers	(388,083)
Foreign currency translations	52,672
Forward foreign currency exchange contracts	(563,879)
Futures contracts	406,357
Option contracts purchased	(767,119)
Swap contracts	1,356
Net realized gain	2,533,552
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,680,278)
Investments — affiliated issuers	22,132,815
Forward foreign currency exchange contracts	218,057
Futures contracts	(854,082)
Option contracts purchased	(1,049,697)
Net change in unrealized appreciation (depreciation)	17,766,815
Net realized and unrealized gain	20,300,367
Net increase in net assets resulting from operations	$22,865,169
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$2,564,802	$7,850,999
Net realized gain (loss)	2,533,552	(17,425,562)
Net change in unrealized appreciation (depreciation)	17,766,815	(106,181,533)
Net increase (decrease) in net assets resulting from operations	22,865,169	(115,756,096)
Decrease in net assets from capital stock activity	(19,446,290)	(23,485,279)
Total increase (decrease) in net assets	3,418,879	(139,241,375)
Net assets at beginning of period	605,535,708	744,777,083
Net assets at end of period	$608,954,587	$605,535,708

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	7,315	89,302	10,507	133,359
Shares redeemed	(2,102)	(25,800)	(4,883)	(64,059)
Net increase	5,213	63,502	5,624	69,300
Class 2
Shares sold	1,473,001	17,853,843	5,599,945	69,257,663
Shares redeemed	(3,064,468)	(37,363,635)	(7,336,956)	(92,812,242)
Net decrease	(1,591,467)	(19,509,792)	(1,737,011)	(23,554,579)
Total net decrease	(1,586,254)	(19,446,290)	(1,731,387)	(23,485,279)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

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Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$11.93	0.07	0.40	0.47
Year Ended 12/31/2022	$14.16	0.20	(2.43)	(2.23)
Year Ended 12/31/2021	$13.76	0.16	0.24	0.40
Year Ended 12/31/2020	$12.70	0.15	0.91	1.06
Year Ended 12/31/2019(d)	$11.70	0.17	0.83	1.00
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$11.82	0.05	0.40	0.45
Year Ended 12/31/2022	$14.07	0.15	(2.40)	(2.25)
Year Ended 12/31/2021	$13.71	0.11	0.25	0.36
Year Ended 12/31/2020	$12.68	0.15	0.88	1.03
Year Ended 12/31/2019	$11.33	0.23	1.12	1.35
Year Ended 12/31/2018	$11.63	0.17	(0.47)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.40	3.94%	0.29%	0.29%	1.09%	90%	$503
Year Ended 12/31/2022	$11.93	(15.75%)	0.29%(c)	0.29%(c)	1.56%	147%	$422
Year Ended 12/31/2021	$14.16	2.91%	0.29%(c)	0.29%(c)	1.18%	195%	$421
Year Ended 12/31/2020	$13.76	8.35%	0.30%	0.30%	1.16%	132%	$363
Year Ended 12/31/2019(d)	$12.70	8.55%	0.31%	0.31%	1.57%	139%	$53
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.27	3.81%	0.54%	0.54%	0.83%	90%	$608,451
Year Ended 12/31/2022	$11.82	(15.99%)	0.54%(c)	0.54%(c)	1.22%	147%	$605,114
Year Ended 12/31/2021	$14.07	2.63%	0.54%(c)	0.54%(c)	0.81%	195%	$744,356
Year Ended 12/31/2020	$13.71	8.12%	0.55%	0.55%	1.15%	132%	$901,838
Year Ended 12/31/2019	$12.68	11.91%	0.57%	0.57%	1.90%	139%	$572,701
Year Ended 12/31/2018	$11.33	(2.58%)	0.57%	0.57%	1.45%	119%	$426,294
The accompanying Notes to Financial Statements are an integral part of this statement.
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Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,034,506*
Equity risk	Investments, at value — Option contracts purchased	1,153,955
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	149,755
Total		2,338,216

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	22,354*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	215,351
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	763,585*
Total		1,001,290

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,356	1,356
Equity risk	—	655,156	(767,119)	—	(111,963)
Foreign exchange risk	(563,879)	—	—	—	(563,879)
Interest rate risk	—	(248,799)	—	—	(248,799)
Total	(563,879)	406,357	(767,119)	1,356	(923,285)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	—	(169,202)	(1,049,697)	(1,218,899)
Foreign exchange risk	218,057	—	—	218,057
Interest rate risk	—	(684,880)	—	(684,880)
Total	218,057	(854,082)	(1,049,697)	(1,685,722)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	82,689,326*
Futures contracts — short	10,586,673*
Credit default swap contracts — sell protection	285,714**

Derivative instrument	Average value ($)*
Option contracts purchased	1,275,733

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	79,134	(122,038)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
**	Based on the ending daily outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo Securities LLC($)	Total ($)
Assets
Forward foreign currency exchange contracts	46,385	581	14,513	82,246	-	6,030	-	-	149,755
Put option contracts purchased	-	-	-	-	1,153,955	-	-	-	1,153,955
Total assets	46,385	581	14,513	82,246	1,153,955	6,030	-	-	1,303,710
Liabilities
Forward foreign currency exchange contracts	19,740	144,004	18,218	15,750	-	6,847	3,510	7,282	215,351
Total financial and derivative net assets	26,645	(143,423)	(3,705)	66,496	1,153,955	(817)	(3,510)	(7,282)	1,088,359
Total collateral received (pledged) (a)	-	-	-	-	-	-	-	-	-
Net amount (b)	26,645	(143,423)	(3,705)	66,496	1,153,955	(817)	(3,510)	(7,282)	1,088,359

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
26	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of
28	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $491,021,831 and $531,877,398, respectively, for the six months ended June 30, 2023, of which $468,952,821 and $460,808,391, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	29

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they
30	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	31

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Managed Volatility Conservative Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
32	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	33

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
34	Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Variable Portfolio – Managed Volatility Conservative Fund | Semiannual Report 2023	35

Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7045_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Conservative Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class 1*	02/20/19	6.14	3.81	2.62	3.78
Class 2	11/02/16	6.03	3.60	2.39	3.61
Blended Benchmark		7.12	6.11	5.03	5.34
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	0.50
S&P 500 Index		16.89	19.59	12.31	14.01
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	32.1
U.S. Large Cap	32.1
Exchange-Traded Fixed Income Funds	3.0
Investment Grade	3.0
Fixed Income Funds	37.2
Investment Grade	37.2
Allocations to Tactical Assets
Money Market Funds(a)	20.6
Put Option Contracts Purchased	0.3
Residential Mortgage-Backed Securities - Agency	6.8
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,061.40	1,023.44	1.54	1.51	0.30	3.60	3.53	0.70
Class 2	1,000.00	1,000.00	1,060.30	1,022.19	2.83	2.77	0.55	4.88	4.79	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 34.1%
	Shares	Value ($)
U.S. Large Cap 34.1%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	156,106	13,016,159
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	657,608	24,607,686
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	738,757	13,046,440
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	268,296	10,020,852
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	244,592	10,820,747
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	196,960	10,149,349
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	305,136	9,929,115
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	574,565	19,598,429
Total		111,188,777
Total Equity Funds (Cost $65,113,394)		111,188,777

Exchange-Traded Fixed Income Funds 3.2%

Investment Grade 3.2%
iShares Core U.S. Aggregate Bond ETF	22,610	2,214,650
iShares iBoxx $ Investment Grade Corporate Bond ETF	35,327	3,820,262
Vanguard Intermediate-Term Corporate Bond ETF	56,080	4,432,002
Total		10,466,914
Total Exchange-Traded Fixed Income Funds (Cost $10,634,956)		10,466,914

Fixed Income Funds 39.6%

Investment Grade 39.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,609,200	30,461,645
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	777,526	7,293,199
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	1,243,491	9,960,361
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	819,918	7,239,878
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	2,910,595	26,661,053
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	2,587,176	24,138,348
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,410,490	23,261,230
Total		129,015,714
Total Fixed Income Funds (Cost $148,771,540)		129,015,714

Residential Mortgage-Backed Securities - Agency 7.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.000%	6,677,500	5,923,957
07/18/2038- 07/13/2053	3.500%	4,100,000	3,815,027
07/18/2038- 07/13/2053	4.000%	6,692,500	6,387,732
07/13/2053	4.500%	1,500,000	1,442,109
07/13/2053	5.000%	6,250,000	6,124,024
Total Residential Mortgage-Backed Securities - Agency (Cost $23,822,945)			23,692,849

Put Option Contracts Purchased 0.4%
Value ($)
(Cost $2,239,336)	1,159,360

Money Market Funds 21.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	71,398,878	71,370,318
Total Money Market Funds (Cost $71,366,451)		71,370,318
Total Investments in Securities (Cost: $321,948,622)		346,893,932
Other Assets & Liabilities, Net		(21,030,288)
Net Assets		325,863,644
At June 30, 2023, securities and/or cash totaling $2,135,500 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	176	09/2023	USD	39,496,600	1,052,301	—
U.S. Long Bond	2	09/2023	USD	253,813	53	—
U.S. Treasury 10-Year Note	17	09/2023	USD	1,908,516	—	(30,321)
U.S. Treasury 2-Year Note	15	09/2023	USD	3,050,156	—	(37,364)
U.S. Treasury 5-Year Note	49	09/2023	USD	5,247,594	—	(93,561)
Total					1,052,354	(161,246)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	14,686,254	33	3,450.00	12/20/2024	345,721	262,020
S&P 500 Index	JPMorgan	USD	15,576,330	35	3,400.00	12/20/2024	384,263	261,450
S&P 500 Index	JPMorgan	USD	15,131,292	34	3,300.00	12/20/2024	576,015	223,890
S&P 500 Index	JPMorgan	USD	16,466,406	37	3,200.00	12/20/2024	656,616	214,045
S&P 500 Index	JPMorgan	USD	6,675,570	15	3,550.00	12/20/2024	153,376	134,775
S&P 500 Index	JPMorgan	USD	4,005,342	9	3,350.00	12/20/2024	123,345	63,180
Total							2,239,336	1,159,360
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	54,051,707	36,646,477	(19,322,856)	(5,010)	71,370,318	—	(1,638)	1,497,224	71,398,878
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	11,741,069	385,519	(802,041)	1,691,612	13,016,159	—	150,835	—	156,106
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	29,013,810	1,247,350	(497,726)	698,211	30,461,645	—	(106,668)	—	3,609,200
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	22,204,402	557,203	(1,398,177)	3,244,258	24,607,686	—	441,698	—	657,608
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	6,993,105	323,743	(190,486)	166,837	7,293,199	—	(7,216)	—	777,526
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	9,322,310	513,593	(502,122)	626,580	9,960,361	—	(162,063)	—	1,243,491
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	11,731,441	325,900	(1,101,038)	2,090,137	13,046,440	—	131,459	—	738,757
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	9,201,605	851,958	(215,522)	182,811	10,020,852	—	11,545	—	268,296
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	6,912,700	360,273	(172,985)	139,890	7,239,878	—	(28,170)	—	819,918
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	25,425,414	1,122,314	(440,438)	553,763	26,661,053	—	(78,942)	—	2,910,595
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	8,648,770	—	—	2,171,977	10,820,747	—	—	—	244,592
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	9,102,264	228,760	(994,812)	1,813,137	10,149,349	—	122,734	—	196,960
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	9,195,248	876,828	(315,295)	172,334	9,929,115	—	16,267	—	305,136
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	22,980,149	1,026,712	(507,848)	639,335	24,138,348	—	(84,646)	—	2,587,176
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	22,119,629	950,330	(437,672)	628,943	23,261,230	—	(67,371)	—	2,410,490
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	17,749,506	628,868	(1,060,264)	2,280,319	19,598,429	—	244,170	—	574,565
Total	276,393,129			17,095,134	311,574,809	—	581,994	1,497,224

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	111,188,777	111,188,777
Exchange-Traded Fixed Income Funds	10,466,914	—	—	—	10,466,914
Fixed Income Funds	—	—	—	129,015,714	129,015,714
Residential Mortgage-Backed Securities - Agency	—	23,692,849	—	—	23,692,849
Put Option Contracts Purchased	1,159,360	—	—	—	1,159,360
Money Market Funds	71,370,318	—	—	—	71,370,318
Total Investments in Securities	82,996,592	23,692,849	—	240,204,491	346,893,932
Investments in Derivatives
Asset
Futures Contracts	1,052,354	—	—	—	1,052,354
Liability
Futures Contracts	(161,246)	—	—	—	(161,246)
Total	83,887,700	23,692,849	—	240,204,491	347,785,040
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $34,457,901)	$34,159,763
Affiliated issuers (cost $285,251,385)	311,574,809
Option contracts purchased (cost $2,239,336)	1,159,360
Cash	84,854
Margin deposits on:
Futures contracts	2,135,500
Receivable for:
Investments sold	13,200
Investments sold on a delayed delivery basis	15,768,194
Dividends	293,420
Interest	36,620
Variation margin for futures contracts	473,851
Prepaid expenses	2,259
Trustees’ deferred compensation plan	29,477
Total assets	365,731,307
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	39,637,934
Capital shares redeemed	140,078
Variation margin for futures contracts	1,799
Management services fees	1,808
Distribution and/or service fees	2,213
Service fees	16,120
Compensation of board members	16,654
Compensation of chief compliance officer	30
Other expenses	21,550
Trustees’ deferred compensation plan	29,477
Total liabilities	39,867,663
Net assets applicable to outstanding capital stock	$325,863,644
Represented by
Trust capital	$325,863,644
Total - representing net assets applicable to outstanding capital stock	$325,863,644
Class 1
Net assets	$397,479
Shares outstanding	31,042
Net asset value per share	$12.80
Class 2
Net assets	$325,466,165
Shares outstanding	25,701,508
Net asset value per share	$12.66
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$317,636
Dividends — affiliated issuers	1,497,224
Interest	33,454
Total income	1,848,314
Expenses:
Management services fees	330,805
Distribution and/or service fees
Class 2	397,876
Service fees	95,870
Compensation of board members	9,295
Custodian fees	11,180
Printing and postage fees	4,340
Accounting services fees	15,045
Legal fees	8,006
Compensation of chief compliance officer	30
Other	4,689
Total expenses	877,136
Net investment income	971,178
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,045,406)
Investments — affiliated issuers	581,994
Futures contracts	929,194
Option contracts purchased	(513,892)
Net realized loss	(1,048,110)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,533,925
Investments — affiliated issuers	17,095,134
Futures contracts	104,770
Option contracts purchased	(1,036,005)
Net change in unrealized appreciation (depreciation)	18,697,824
Net realized and unrealized gain	17,649,714
Net increase in net assets resulting from operations	$18,620,892
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$971,178	$2,867,098
Net realized loss	(1,048,110)	(12,296,175)
Net change in unrealized appreciation (depreciation)	18,697,824	(52,535,882)
Net increase (decrease) in net assets resulting from operations	18,620,892	(61,964,959)
Increase (decrease) in net assets from capital stock activity	1,129,021	(6,592,349)
Total increase (decrease) in net assets	19,749,913	(68,557,308)
Net assets at beginning of period	306,113,731	374,671,039
Net assets at end of period	$325,863,644	$306,113,731

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	6,292	77,690	15,736	208,051
Shares redeemed	(611)	(7,639)	(374)	(4,650)
Net increase	5,681	70,051	15,362	203,401
Class 2
Shares sold	1,158,042	14,221,233	2,667,069	33,325,540
Shares redeemed	(1,062,605)	(13,162,263)	(3,172,580)	(40,121,290)
Net increase (decrease)	95,437	1,058,970	(505,511)	(6,795,750)
Total net increase (decrease)	101,118	1,129,021	(490,149)	(6,592,349)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

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Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.06	0.05	0.69	0.74
Year Ended 12/31/2022	$14.45	0.16	(2.55)	(2.39)
Year Ended 12/31/2021	$13.41	0.10	0.94	1.04
Year Ended 12/31/2020	$12.63	0.09	0.69	0.78
Year Ended 12/31/2019(c)	$11.47	0.20	0.96	1.16
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$11.94	0.04	0.68	0.72
Year Ended 12/31/2022	$14.34	0.11	(2.51)	(2.40)
Year Ended 12/31/2021	$13.34	0.06	0.94	1.00
Year Ended 12/31/2020	$12.60	0.11	0.63	0.74
Year Ended 12/31/2019	$10.97	0.17	1.46	1.63
Year Ended 12/31/2018	$11.25	0.11	(0.39)	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.80	6.14%	0.30%	0.30%	0.86%	91%	$397
Year Ended 12/31/2022	$12.06	(16.54%)	0.30%	0.30%	1.29%	149%	$306
Year Ended 12/31/2021	$14.45	7.76%	0.30%	0.30%	0.70%	179%	$144
Year Ended 12/31/2020	$13.41	6.18%	0.32%	0.32%	0.74%	243%	$97
Year Ended 12/31/2019(c)	$12.63	10.11%	0.32%	0.32%	1.98%	156%	$3
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.66	6.03%	0.55%	0.55%	0.61%	91%	$325,466
Year Ended 12/31/2022	$11.94	(16.74%)	0.55%	0.55%	0.88%	149%	$305,808
Year Ended 12/31/2021	$14.34	7.50%	0.55%	0.55%	0.45%	179%	$374,527
Year Ended 12/31/2020	$13.34	5.87%	0.56%	0.56%	0.84%	243%	$417,276
Year Ended 12/31/2019	$12.60	14.86%	0.59%	0.59%	1.42%	156%	$288,927
Year Ended 12/31/2018	$10.97	(2.49%)	0.65%	0.65%	0.99%	51%	$139,061
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option
18	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains.These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,052,301*
Equity risk	Investments, at value — Option contracts purchased	1,159,360
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	53*
Total		2,211,714

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	161,246*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	1,026,875	(513,892)	512,983
Interest rate risk	(97,681)	—	(97,681)
Total	929,194	(513,892)	415,302

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	197,376	(1,036,005)	(838,629)
Interest rate risk	(92,606)	—	(92,606)
Total	104,770	(1,036,005)	(931,235)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	43,104,450
Futures contracts — short	2,172,319

Derivative instrument	Average value ($)*
Option contracts purchased	1,196,138

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
20	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
JPMorgan ($)
Assets
Put option contracts purchased	1,159,360
Total financial and derivative net assets	1,159,360
Total collateral received (pledged) (a)	-
Net amount (b)	1,159,360

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
22	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $258,766,645 and $284,529,856, respectively, for the six months ended June 30, 2023, of which $244,164,976 and $254,136,681, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
24	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
26	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	27

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - U.S. Flexible Conservative Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
28	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	29

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
30	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Semiannual Report 2023	31

Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7059_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class 1*	02/20/19	9.89	8.80	4.46	6.77
Class 2	11/02/16	9.69	8.52	4.22	6.58
Blended Benchmark		11.56	12.28	8.51	9.41
S&P 500 Index		16.89	19.59	12.31	14.01
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	0.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	63.0
U.S. Large Cap	63.0
Exchange-Traded Fixed Income Funds	0.9
Investment Grade	0.9
Fixed Income Funds	10.4
Investment Grade	10.4
Allocations to Tactical Assets
Money Market Funds(a)	22.5
Put Option Contracts Purchased	0.7
Residential Mortgage-Backed Securities - Agency	2.5
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,098.90	1,023.59	1.41	1.36	0.27	3.61	3.48	0.69
Class 2	1,000.00	1,000.00	1,096.90	1,022.34	2.72	2.62	0.52	4.91	4.74	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 63.6%
	Shares	Value ($)
U.S. Large Cap 63.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,734,080	227,967,640
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	15,461,927	578,585,294
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	13,179,058	232,742,160
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	5,956,606	222,479,233
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	4,597,370	203,387,672
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	4,680,167	241,169,012
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	6,727,319	218,906,967
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	13,869,340	473,083,185
Total		2,398,321,163
Total Equity Funds (Cost $1,442,425,519)		2,398,321,163

Exchange-Traded Fixed Income Funds 0.9%

Investment Grade 0.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	161,850	17,502,459
Vanguard Intermediate-Term Corporate Bond ETF	212,000	16,754,360
Total		34,256,819
Total Exchange-Traded Fixed Income Funds (Cost $33,124,081)		34,256,819

Fixed Income Funds 10.5%

Investment Grade 10.5%
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	4,262,266	39,980,053
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,321,173	42,622,598
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,967,072	26,199,246
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,452,612	68,265,921
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	8,751,993	81,656,096
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	14,238,870	137,405,095
Total		396,129,009
Total Fixed Income Funds (Cost $455,380,275)		396,129,009

Residential Mortgage-Backed Securities - Agency 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.500%	21,000,000	19,570,273
07/18/2038- 07/13/2053	4.000%	19,200,000	18,151,625
07/13/2053	3.000%	30,000,000	26,401,172
07/13/2053	4.500%	3,625,000	3,485,098
07/13/2053	5.000%	28,250,000	27,680,586
Total Residential Mortgage-Backed Securities - Agency (Cost $95,825,152)			95,288,754

Put Option Contracts Purchased 0.7%
Value ($)
(Cost $47,969,854)	24,752,900

Money Market Funds 22.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	857,598,767	857,255,728
Total Money Market Funds (Cost $857,190,040)		857,255,728
Total Investments in Securities (Cost: $2,931,914,921)		3,806,004,373
Other Assets & Liabilities, Net		(36,127,435)
Net Assets		3,769,876,938
At June 30, 2023, securities and/or cash totaling $47,100,700 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	4,043	09/2023	USD	907,299,738	24,747,718	—
U.S. Long Bond	36	09/2023	USD	4,568,625	954	—
U.S. Treasury 10-Year Note	170	09/2023	USD	19,085,156	—	(311,050)
U.S. Treasury 2-Year Note	96	09/2023	USD	19,521,000	—	(189,866)
U.S. Treasury 5-Year Note	270	09/2023	USD	28,915,313	—	(482,342)
U.S. Treasury Ultra Bond	17	09/2023	USD	2,315,719	28,987	—
Total					24,777,659	(983,258)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	356,030,400	800	3,450.00	12/20/2024	8,537,076	6,352,000
S&P 500 Index	JPMorgan	USD	293,725,080	660	3,400.00	12/20/2024	7,378,412	4,930,200
S&P 500 Index	JPMorgan	USD	331,553,310	745	3,300.00	12/20/2024	12,820,612	4,905,825
S&P 500 Index	JPMorgan	USD	338,228,880	760	3,200.00	12/20/2024	13,547,029	4,396,600
S&P 500 Index	JPMorgan	USD	149,087,730	335	3,550.00	12/20/2024	3,425,392	3,009,975
S&P 500 Index	JPMorgan	USD	73,431,270	165	3,350.00	12/20/2024	2,261,333	1,158,300
Total							47,969,854	24,752,900
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	546,764,868	701,170,131	(390,645,400)	(33,871)	857,255,728	—	(34,941)	16,531,616	857,598,767
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	204,363,567	446	(5,465,529)	29,069,156	227,967,640	—	2,520,250	—	2,734,080
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	516,432,302	—	(16,394,978)	78,547,970	578,585,294	—	6,160,538	—	15,461,927
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	40,098,999	110,464	(1,229,843)	1,000,433	39,980,053	—	(88,914)	—	4,262,266
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	42,224,564	46,998	(2,552,662)	2,903,698	42,622,598	—	(843,227)	—	5,321,173
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	204,244,742	11,718	(9,363,054)	37,848,754	232,742,160	—	603,514	—	13,179,058
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	226,349,031	361,513	(5,249,756)	1,018,445	222,479,233	—	2,873,207	—	5,956,606
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	26,092,953	89,991	(499,004)	515,306	26,199,246	—	(91,724)	—	2,967,072
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	68,080,721	195,395	(1,596,308)	1,586,113	68,265,921	—	(290,085)	—	7,452,612
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	162,563,022	—	—	40,824,650	203,387,672	—	—	—	4,597,370
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	210,584,710	—	(13,133,450)	43,717,752	241,169,012	—	908,191	—	4,680,167
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	219,934,402	470,197	(3,572,185)	2,074,553	218,906,967	—	1,590,787	—	6,727,319
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	80,912,841	248,835	(1,774,205)	2,268,625	81,656,096	—	(309,238)	—	8,751,993
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	135,983,224	461,319	(3,021,141)	3,981,693	137,405,095	—	(513,436)	—	14,238,870
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	427,770,847	—	(14,619,138)	59,931,476	473,083,185	—	(241,114)	—	13,869,340
Total	3,112,400,793			305,254,753	3,651,705,900	—	12,243,808	16,531,616

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	2,398,321,163	2,398,321,163
Exchange-Traded Fixed Income Funds	34,256,819	—	—	—	34,256,819
Fixed Income Funds	—	—	—	396,129,009	396,129,009
Residential Mortgage-Backed Securities - Agency	—	95,288,754	—	—	95,288,754
Put Option Contracts Purchased	24,752,900	—	—	—	24,752,900
Money Market Funds	857,255,728	—	—	—	857,255,728
Total Investments in Securities	916,265,447	95,288,754	—	2,794,450,172	3,806,004,373
Investments in Derivatives
Asset
Futures Contracts	24,777,659	—	—	—	24,777,659
Liability
Futures Contracts	(983,258)	—	—	—	(983,258)
Total	940,059,848	95,288,754	—	2,794,450,172	3,829,798,774
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $128,949,233)	$129,545,573
Affiliated issuers (cost $2,754,995,834)	3,651,705,900
Option contracts purchased (cost $47,969,854)	24,752,900
Cash	949,455
Cash collateral held at broker for:
TBA	472,000
Margin deposits on:
Futures contracts	46,628,700
Receivable for:
Investments sold	1,594,856
Investments sold on a delayed delivery basis	247,967,474
Capital shares sold	9,585
Dividends	3,378,240
Interest	140,746
Variation margin for futures contracts	10,740,751
Prepaid expenses	19,925
Trustees’ deferred compensation plan	79,504
Total assets	4,117,985,609
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	344,044,065
Capital shares redeemed	3,644,314
Variation margin for futures contracts	12,310
Management services fees	19,935
Distribution and/or service fees	25,536
Service fees	184,061
Compensation of board members	55,151
Compensation of chief compliance officer	342
Other expenses	43,453
Trustees’ deferred compensation plan	79,504
Total liabilities	348,108,671
Net assets applicable to outstanding capital stock	$3,769,876,938
Represented by
Trust capital	$3,769,876,938
Total - representing net assets applicable to outstanding capital stock	$3,769,876,938
Class 1
Net assets	$8,146,926
Shares outstanding	527,303
Net asset value per share	$15.45
Class 2
Net assets	$3,761,730,012
Shares outstanding	246,141,236
Net asset value per share	$15.28
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,653,762
Dividends — affiliated issuers	16,531,616
Interest	688,927
Total income	20,874,305
Expenses:
Management services fees	3,647,455
Distribution and/or service fees
Class 2	4,525,370
Service fees	1,090,781
Compensation of board members	33,518
Custodian fees	14,065
Printing and postage fees	12,047
Accounting services fees	15,045
Legal fees	30,024
Compensation of chief compliance officer	352
Other	27,042
Total expenses	9,395,699
Net investment income	11,478,606
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(58,483,038)
Investments — affiliated issuers	12,243,808
Futures contracts	22,344,015
Option contracts purchased	(10,313,673)
Swap contracts	310,573
Net realized loss	(33,898,315)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	68,353,994
Investments — affiliated issuers	305,254,753
Futures contracts	9,936,199
Option contracts purchased	(22,425,895)
Swap contracts	159,271
Net change in unrealized appreciation (depreciation)	361,278,322
Net realized and unrealized gain	327,380,007
Net increase in net assets resulting from operations	$338,858,613
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$11,478,606	$8,116,751
Net realized loss	(33,898,315)	(208,890,668)
Net change in unrealized appreciation (depreciation)	361,278,322	(618,452,650)
Net increase (decrease) in net assets resulting from operations	338,858,613	(819,226,567)
Increase (decrease) in net assets from capital stock activity	(117,426,204)	8,722,844
Total increase (decrease) in net assets	221,432,409	(810,503,723)
Net assets at beginning of period	3,548,444,529	4,358,948,252
Net assets at end of period	$3,769,876,938	$3,548,444,529

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	140,917	2,046,530	175,555	2,638,081
Shares redeemed	(65,862)	(937,277)	(6,226)	(88,448)
Net increase	75,055	1,109,253	169,329	2,549,633
Class 2
Shares sold	335,779	4,906,182	7,223,908	107,961,086
Shares redeemed	(8,510,559)	(123,441,639)	(6,933,243)	(101,787,875)
Net increase (decrease)	(8,174,780)	(118,535,457)	290,665	6,173,211
Total net increase (decrease)	(8,099,725)	(117,426,204)	459,994	8,722,844
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

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Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$14.06	0.06	1.33	1.39
Year Ended 12/31/2022	$17.26	0.08	(3.28)	(3.20)
Year Ended 12/31/2021	$14.91	0.01	2.34	2.35
Year Ended 12/31/2020	$14.19	0.05	0.67	0.72
Year Ended 12/31/2019(d)	$12.62	0.06	1.51	1.57
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$13.93	0.05	1.30	1.35
Year Ended 12/31/2022	$17.14	0.03	(3.24)	(3.21)
Year Ended 12/31/2021	$14.84	(0.03)	2.33	2.30
Year Ended 12/31/2020	$14.16	0.02	0.66	0.68
Year Ended 12/31/2019	$11.78	0.08	2.30	2.38
Year Ended 12/31/2018	$12.26	0.05	(0.53)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$15.45	9.89%	0.27%	0.27%	0.89%	99%	$8,147
Year Ended 12/31/2022	$14.06	(18.54%)	0.27%	0.27%	0.51%	173%	$6,360
Year Ended 12/31/2021	$17.26	15.76%	0.27%(c)	0.27%(c)	0.06%	189%	$4,884
Year Ended 12/31/2020	$14.91	5.07%	0.28%	0.28%	0.34%	279%	$936
Year Ended 12/31/2019(d)	$14.19	12.44%	0.30%	0.30%	0.52%	132%	$132
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$15.28	9.69%	0.52%	0.52%	0.63%	99%	$3,761,730
Year Ended 12/31/2022	$13.93	(18.73%)	0.52%	0.52%	0.22%	173%	$3,542,085
Year Ended 12/31/2021	$17.14	15.50%	0.52%(c)	0.52%(c)	(0.20%)	189%	$4,354,064
Year Ended 12/31/2020	$14.84	4.80%	0.53%	0.53%	0.14%	279%	$3,611,822
Year Ended 12/31/2019	$14.16	20.20%	0.54%	0.54%	0.57%	132%	$3,032,993
Year Ended 12/31/2018	$11.78	(3.92%)	0.55%	0.55%	0.38%	44%	$1,705,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option
18	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	24,747,718*
Equity risk	Investments, at value — Option contracts purchased	24,752,900
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	29,941*
Total		49,530,559

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	983,258*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
20	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	310,573	310,573
Equity risk	20,450,382	(10,313,673)	—	10,136,709
Interest rate risk	1,893,633	—	—	1,893,633
Total	22,344,015	(10,313,673)	310,573	12,340,915

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	159,271	159,271
Equity risk	8,728,137	(22,425,895)	—	(13,697,758)
Interest rate risk	1,208,062	—	—	1,208,062
Total	9,936,199	(22,425,895)	159,271	(12,330,425)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	753,018,562*
Futures contracts — short	27,722,925*
Credit default swap contracts — sell protection	14,505,495**

Derivative instrument	Average value ($)*
Option contracts purchased	25,261,373

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
**	Based on the ending daily outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
JPMorgan ($)
Assets
Put option contracts purchased	24,752,900
Total financial and derivative net assets	24,752,900
Total collateral received (pledged) (a)	-
Net amount (b)	24,752,900

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
22	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.20% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,213,089,770 and $4,013,706,004, respectively, for the six months ended June 30, 2023, of which $3,074,178,041 and $3,474,535,774, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
26	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - U.S. Flexible Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	29

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
30	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023	31

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Variable Portfolio – U.S. Flexible Growth Fund | Semiannual Report 2023

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Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7060_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Moderate Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class 1*	02/20/19	7.94	6.24	3.60	5.33
Class 2	11/02/16	7.78	5.99	3.39	5.17
Blended Benchmark		9.32	9.18	6.79	7.39
S&P 500 Index		16.89	19.59	12.31	14.01
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	0.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	47.8
U.S. Large Cap	47.8
Exchange-Traded Fixed Income Funds	1.6
Investment Grade	1.6
Fixed Income Funds	24.2
Investment Grade	24.2
Allocations to Tactical Assets
Money Market Funds(a)	21.2
Put Option Contracts Purchased	0.5
Residential Mortgage-Backed Securities - Agency	4.7
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,079.40	1,023.59	1.40	1.36	0.27	3.53	3.43	0.68
Class 2	1,000.00	1,000.00	1,077.80	1,022.34	2.69	2.62	0.52	4.82	4.69	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 49.5%
	Shares	Value ($)
U.S. Large Cap 49.5%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,234,573	102,938,671
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	6,114,418	228,801,524
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	5,933,961	104,793,746
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	2,373,519	88,650,923
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,713,911	75,823,442
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	1,841,727	94,904,183
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	2,680,749	87,231,580
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	5,319,824	181,459,203
Total		964,603,272
Total Equity Funds (Cost $560,667,715)		964,603,272

Exchange-Traded Fixed Income Funds 1.7%

Investment Grade 1.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	152,813	16,525,198
Vanguard Intermediate-Term Corporate Bond ETF	204,900	16,193,247
Total		32,718,445
Total Exchange-Traded Fixed Income Funds (Cost $31,067,868)		32,718,445

Fixed Income Funds 25.1%

Investment Grade 25.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	10,227,202	86,317,588
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,012,961	28,261,578
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,452,380	43,673,564
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,147,603	27,793,335
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	13,348,542	122,272,640
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	10,781,038	100,587,088
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	8,274,327	79,847,252
Total		488,753,045
Total Fixed Income Funds (Cost $571,567,811)		488,753,045

Residential Mortgage-Backed Securities - Agency 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.500%	17,220,000	15,996,234
07/18/2038- 07/13/2053	4.000%	22,250,000	21,181,709
07/13/2053	3.000%	28,600,000	25,169,117
07/13/2053	4.500%	7,000,000	6,729,844
07/13/2053	5.000%	26,500,000	25,965,859
Total Residential Mortgage-Backed Securities - Agency (Cost $95,576,262)			95,042,763

Put Option Contracts Purchased 0.5%
Value ($)
(Cost $19,257,440)	9,764,050

Money Market Funds 22.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	428,898,058	428,726,499
Total Money Market Funds (Cost $428,697,511)		428,726,499
Total Investments in Securities (Cost: $1,706,834,607)		2,019,608,074
Other Assets & Liabilities, Net		(72,598,005)
Net Assets		1,947,010,069
At June 30, 2023, securities and/or cash totaling $18,076,819 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	1,503	09/2023	USD	337,291,988	9,205,731	—
U.S. Treasury 10-Year Note	100	09/2023	USD	11,226,563	—	(187,932)
U.S. Treasury 2-Year Note	92	09/2023	USD	18,707,625	—	(206,763)
U.S. Treasury 5-Year Note	232	09/2023	USD	24,845,750	—	(425,559)
Total					9,205,731	(820,254)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(4)	09/2023	USD	(507,625)	4,992	—
U.S. Treasury Ultra Bond	(4)	09/2023	USD	(544,875)	4,742	—
Total					9,734	—

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	131,286,210	295	3,450.00	12/20/2024	3,140,282	2,342,300
S&P 500 Index	JPMorgan	USD	137,961,780	310	3,300.00	12/20/2024	5,327,823	2,041,350
S&P 500 Index	JPMorgan	USD	113,484,690	255	3,400.00	12/20/2024	2,846,038	1,904,850
S&P 500 Index	JPMorgan	USD	142,412,160	320	3,200.00	12/20/2024	5,723,213	1,851,200
S&P 500 Index	JPMorgan	USD	57,854,940	130	3,550.00	12/20/2024	1,329,256	1,168,050
S&P 500 Index	JPMorgan	USD	28,927,470	65	3,350.00	12/20/2024	890,828	456,300
Total							19,257,440	9,764,050
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	296,140,598	277,865,342	(145,254,741)	(24,700)	428,726,499	—	(12,165)	8,623,756	428,898,058
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	93,766,141	7,165	(3,458,300)	12,623,665	102,938,671	—	1,781,554	—	1,234,573
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	85,031,624	301,732	(1,035,314)	2,019,546	86,317,588	—	(267,253)	—	10,227,202
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	207,948,461	15,805	(8,357,015)	29,194,273	228,801,524	—	4,650,459	—	6,114,418
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	28,367,683	25,916	(826,006)	693,985	28,261,578	—	(48,438)	—	3,012,961
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	42,693,642	31,341	(1,668,965)	2,617,546	43,673,564	—	(537,444)	—	5,452,380
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	93,676,075	7,165	(6,149,820)	17,260,326	104,793,746	—	239,246	—	5,933,961
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	89,922,855	263,515	(1,951,298)	415,851	88,650,923	—	1,122,970	—	2,373,519
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	27,538,896	98,274	(350,034)	506,199	27,793,335	—	(59,619)	—	3,147,603
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	120,414,202	580,476	(1,253,447)	2,531,409	122,272,640	—	(248,581)	—	13,348,542
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	60,603,908	—	—	15,219,534	75,823,442	—	—	—	1,713,911
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	84,235,324	6,427	(6,592,318)	17,254,750	94,904,183	—	488,615	—	1,841,727
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	87,774,625	158,582	(1,462,547)	760,920	87,231,580	—	691,377	—	2,680,749
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	99,046,020	334,776	(1,450,455)	2,656,747	100,587,088	—	(256,863)	—	10,781,038
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	78,431,206	303,340	(1,052,192)	2,164,898	79,847,252	—	(161,686)	—	8,274,327
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	166,770,972	12,644	(5,443,517)	20,119,104	181,459,203	—	2,986,738	—	5,319,824
Total	1,662,362,232			126,014,053	1,882,082,816	—	10,368,910	8,623,756

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	964,603,272	964,603,272
Exchange-Traded Fixed Income Funds	32,718,445	—	—	—	32,718,445
Fixed Income Funds	—	—	—	488,753,045	488,753,045
Residential Mortgage-Backed Securities - Agency	—	95,042,763	—	—	95,042,763
Put Option Contracts Purchased	9,764,050	—	—	—	9,764,050
Money Market Funds	428,726,499	—	—	—	428,726,499
Total Investments in Securities	471,208,994	95,042,763	—	1,453,356,317	2,019,608,074
Investments in Derivatives
Asset
Futures Contracts	9,215,465	—	—	—	9,215,465
Liability
Futures Contracts	(820,254)	—	—	—	(820,254)
Total	479,604,205	95,042,763	—	1,453,356,317	2,028,003,285
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $126,644,130)	$127,761,208
Affiliated issuers (cost $1,560,933,037)	1,882,082,816
Option contracts purchased (cost $19,257,440)	9,764,050
Cash	496,250
Cash collateral held at broker for:
TBA	525,039
Margin deposits on:
Futures contracts	17,551,780
Receivable for:
Investments sold	770,424
Investments sold on a delayed delivery basis	101,815,636
Capital shares sold	537
Dividends	1,728,750
Interest	143,026
Variation margin for futures contracts	3,983,318
Prepaid expenses	11,348
Trustees’ deferred compensation plan	59,254
Total assets	2,146,693,436
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	197,609,503
Capital shares redeemed	1,810,071
Variation margin for futures contracts	14,865
Management services fees	10,462
Distribution and/or service fees	13,217
Service fees	95,622
Compensation of board members	36,700
Compensation of chief compliance officer	181
Other expenses	33,492
Trustees’ deferred compensation plan	59,254
Total liabilities	199,683,367
Net assets applicable to outstanding capital stock	$1,947,010,069
Represented by
Trust capital	$1,947,010,069
Total - representing net assets applicable to outstanding capital stock	$1,947,010,069
Class 1
Net assets	$3,998,501
Shares outstanding	282,895
Net asset value per share	$14.13
Class 2
Net assets	$1,943,011,568
Shares outstanding	138,902,311
Net asset value per share	$13.99
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,832,700
Dividends — affiliated issuers	8,623,756
Interest	290,992
Total income	10,747,448
Expenses:
Management services fees	1,930,860
Distribution and/or service fees
Class 2	2,375,644
Service fees	572,535
Compensation of board members	21,843
Custodian fees	12,651
Printing and postage fees	8,974
Accounting services fees	15,045
Legal fees	18,592
Compensation of chief compliance officer	184
Other	15,664
Total expenses	4,971,992
Net investment income	5,775,456
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(17,797,642)
Investments — affiliated issuers	10,368,910
Futures contracts	7,656,316
Option contracts purchased	(3,858,130)
Net realized loss	(3,630,546)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	22,460,431
Investments — affiliated issuers	126,014,053
Futures contracts	2,044,628
Option contracts purchased	(9,232,542)
Net change in unrealized appreciation (depreciation)	141,286,570
Net realized and unrealized gain	137,656,024
Net increase in net assets resulting from operations	$143,431,480
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$5,775,456	$11,356,453
Net realized loss	(3,630,546)	(90,886,717)
Net change in unrealized appreciation (depreciation)	141,286,570	(327,631,215)
Net increase (decrease) in net assets resulting from operations	143,431,480	(407,161,479)
Decrease in net assets from capital stock activity	(65,452,137)	(57,597,370)
Total increase (decrease) in net assets	77,979,343	(464,758,849)
Net assets at beginning of period	1,869,030,726	2,333,789,575
Net assets at end of period	$1,947,010,069	$1,869,030,726

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	24,825	337,373	87,876	1,216,328
Shares redeemed	(3,306)	(45,026)	(13,254)	(187,764)
Net increase	21,519	292,347	74,622	1,028,564
Class 2
Shares sold	347,270	4,678,980	3,179,908	43,866,401
Shares redeemed	(5,225,841)	(70,423,464)	(7,492,766)	(102,492,335)
Net decrease	(4,878,571)	(65,744,484)	(4,312,858)	(58,625,934)
Total net decrease	(4,857,052)	(65,452,137)	(4,238,236)	(57,597,370)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

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Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$13.09	0.06	0.98	1.04
Year Ended 12/31/2022	$15.84	0.12	(2.87)	(2.75)
Year Ended 12/31/2021	$14.18	0.07	1.59	1.66
Year Ended 12/31/2020	$13.41	0.08	0.69	0.77
Year Ended 12/31/2019(d)	$12.05	0.20	1.16	1.36
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.98	0.04	0.97	1.01
Year Ended 12/31/2022	$15.74	0.08	(2.84)	(2.76)
Year Ended 12/31/2021	$14.12	0.02	1.60	1.62
Year Ended 12/31/2020	$13.38	0.06	0.68	0.74
Year Ended 12/31/2019	$11.38	0.13	1.87	2.00
Year Ended 12/31/2018	$11.76	0.09	(0.47)	(0.38)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$14.13	7.94%	0.27%	0.27%	0.86%	88%	$3,999
Year Ended 12/31/2022	$13.09	(17.36%)	0.28%	0.28%	0.87%	151%	$3,423
Year Ended 12/31/2021	$15.84	11.71%	0.28%(c)	0.28%(c)	0.44%	175%	$2,959
Year Ended 12/31/2020	$14.18	5.74%	0.29%	0.29%	0.63%	232%	$1,583
Year Ended 12/31/2019(d)	$13.41	11.29%	0.30%	0.30%	1.84%	125%	$299
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$13.99	7.78%	0.52%	0.52%	0.61%	88%	$1,943,012
Year Ended 12/31/2022	$12.98	(17.54%)	0.53%	0.53%	0.57%	151%	$1,865,608
Year Ended 12/31/2021	$15.74	11.47%	0.53%(c)	0.53%(c)	0.16%	175%	$2,330,831
Year Ended 12/31/2020	$14.12	5.53%	0.54%	0.54%	0.48%	232%	$2,066,289
Year Ended 12/31/2019	$13.38	17.57%	0.55%	0.55%	1.05%	125%	$1,832,787
Year Ended 12/31/2018	$11.38	(3.23%)	0.56%	0.56%	0.74%	42%	$1,142,028
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option
18	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	9,205,731*
Equity risk	Investments, at value — Option contracts purchased	9,764,050
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	9,734*
Total		18,979,515

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	820,254*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	7,412,436	(3,858,130)	3,554,306
Interest rate risk	243,880	—	243,880
Total	7,656,316	(3,858,130)	3,798,186

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	2,373,631	(9,232,542)	(6,858,911)
Interest rate risk	(329,003)	—	(329,003)
Total	2,044,628	(9,232,542)	(7,187,914)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	323,565,395
Futures contracts — short	20,180,563

Derivative instrument	Average value ($)*
Option contracts purchased	10,081,818

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
20	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
JPMorgan ($)
Assets
Put option contracts purchased	9,764,050
Total financial and derivative net assets	9,764,050
Total collateral received (pledged) (a)	-
Net amount (b)	9,764,050

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
22	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.20% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,507,073,654 and $1,829,817,151, respectively, for the six months ended June 30, 2023, of which $1,472,741,846 and $1,604,410,367, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
24	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
26	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	27

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - U.S. Flexible Moderate Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
28	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	29

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
30	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Semiannual Report 2023	31

Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7061_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class 1*	02/20/19	7.31	5.82	3.33	3.49
Class 2	09/12/17	7.10	5.51	3.09	3.28
Blended Benchmark		8.35	8.88	5.35	5.20
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	0.39
Russell 3000 Index		16.17	18.95	11.39	11.79
MSCI EAFE Index (Net)		11.67	18.77	4.39	4.08
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	52.5
International	14.9
U.S. Large Cap	31.1
U.S. Small Cap	6.5
Exchange-Traded Equity Funds	2.6
U.S. Mid Cap	2.6
Exchange-Traded Fixed Income Funds	3.4
Investment Grade	3.4
Fixed Income Funds	26.8
Investment Grade	26.8
Allocations to Tactical Assets
Money Market Funds	7.7
Put Option Contracts Purchased	0.4
Residential Mortgage-Backed Securities - Agency	6.6
Total	100.0
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,073.10	1,023.83	1.14	1.11	0.22	3.98	3.89	0.77
Class 2	1,000.00	1,000.00	1,071.00	1,022.49	2.53	2.47	0.49	5.37	5.24	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 55.9%
	Shares	Value ($)
International 15.8%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,435,896	17,862,542
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	2,018,817	19,865,163
Total		37,727,705
U.S. Large Cap 33.1%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	178,106	14,850,501
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	842,275	14,874,571
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,439,700	49,108,167
Total		78,833,239
U.S. Small Cap 7.0%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	283,066	8,327,786
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	241,820	8,212,217
Total		16,540,003
Total Equity Funds (Cost $110,667,517)		133,100,947

Exchange-Traded Equity Funds 2.7%

U.S. Mid Cap 2.7%
iShares Core S&P Mid-Cap ETF	25,000	6,537,000
Total Exchange-Traded Equity Funds (Cost $6,633,247)		6,537,000

Exchange-Traded Fixed Income Funds 3.6%

Investment Grade 3.6%
iShares Core U.S. Aggregate Bond ETF	5,750	563,212
iShares iBoxx $ Investment Grade Corporate Bond ETF	32,820	3,549,155
Vanguard Intermediate-Term Corporate Bond ETF	52,800	4,172,784
Vanguard Total Bond Market ETF	5,000	363,450
Total		8,648,601
Total Exchange-Traded Fixed Income Funds (Cost $8,523,297)		8,648,601

Fixed Income Funds 28.5%
	Shares	Value ($)
Investment Grade 28.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,879,638	32,744,142
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	3,646,457	35,188,313
Total		67,932,455
Total Fixed Income Funds (Cost $77,884,261)		67,932,455

Residential Mortgage-Backed Securities - Agency 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.000%	2,351,000	2,132,300
07/18/2038- 07/13/2053	3.500%	4,300,000	3,977,504
07/18/2038- 07/13/2053	4.000%	4,158,000	3,931,424
07/13/2053	4.500%	4,050,000	3,893,695
07/13/2053	5.000%	3,000,000	2,939,531
Total Residential Mortgage-Backed Securities - Agency (Cost $16,972,165)			16,874,454

Put Option Contracts Purchased 0.4%
Value ($)
(Cost $2,319,833)	1,052,560

Money Market Funds 8.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	19,489,630	19,481,834
Total Money Market Funds (Cost $19,479,457)		19,481,834
Total Investments in Securities (Cost: $242,479,777)		253,627,851
Other Assets & Liabilities, Net		(15,332,938)
Net Assets		238,294,913
At June 30, 2023, securities and/or cash totaling $1,590,229 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
80,000,000 JPY	575,559 USD	Barclays	07/20/2023	19,757	—
268,350 USD	250,000 EUR	Barclays	07/20/2023	4,671	—
219,351 USD	200,000 EUR	Barclays	07/20/2023	—	(935)
617,521 USD	1,000,000 NZD	Barclays	07/20/2023	—	(3,861)
253,875 USD	200,000 GBP	Citi	07/20/2023	155	—
726,755 USD	100,000,000 JPY	Citi	07/20/2023	—	(32,001)
1,200,000 EUR	1,296,027 USD	Goldman Sachs International	07/20/2023	—	(14,475)
900,000 GBP	1,147,158 USD	Goldman Sachs International	07/20/2023	4,023	—
1,000,000 AUD	655,975 USD	HSBC	07/20/2023	—	(10,500)
866,961 USD	700,000 GBP	HSBC	07/20/2023	22,143	—
900,000 CHF	1,005,820 USD	Morgan Stanley	07/20/2023	—	(1,401)
667,879 USD	1,000,000 AUD	UBS	07/20/2023	—	(1,404)
466,971 USD	5,000,000 SEK	Wells Fargo Securities LLC	07/20/2023	—	(3,034)
Total				50,749	(67,611)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	22	09/2023	USD	4,937,075	160,694	—
TOPIX Index	5	09/2023	JPY	114,400,000	21,453	—
U.S. Long Bond	20	09/2023	USD	2,538,125	530	—
U.S. Long Bond	2	09/2023	USD	253,813	—	(2,254)
U.S. Treasury 2-Year Note	15	09/2023	USD	3,050,156	—	(33,752)
U.S. Treasury 5-Year Note	36	09/2023	USD	3,855,375	—	(67,519)
U.S. Treasury Ultra Bond	18	09/2023	USD	2,451,938	30,692	—
U.S. Treasury Ultra Bond	2	09/2023	USD	272,438	—	(2,566)
Total					213,369	(106,091)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(3)	09/2023	EUR	(132,810)	—	(2,011)
OMXS30 Index	(18)	07/2023	SEK	(4,169,250)	1,907	—
Russell 2000 Index E-mini	(103)	09/2023	USD	(9,804,055)	—	(13,973)
S&P 500 Index E-mini	(11)	09/2023	USD	(2,468,538)	—	(57,012)
SPI 200 Index	(2)	09/2023	AUD	(358,050)	—	(1,874)
Total					1,907	(74,870)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	27,147,318	61	3,300.00	12/20/2024	1,133,308	401,685
S&P 500 Index	JPMorgan	USD	10,680,912	24	3,450.00	12/20/2024	251,232	190,560
S&P 500 Index	JPMorgan	USD	10,680,912	24	3,400.00	12/20/2024	260,137	179,280
S&P 500 Index	JPMorgan	USD	12,461,064	28	3,200.00	12/20/2024	493,941	161,980
S&P 500 Index	JPMorgan	USD	3,115,266	7	3,550.00	12/20/2024	71,575	62,895
S&P 500 Index	JPMorgan	USD	3,560,304	8	3,350.00	12/20/2024	109,640	56,160
Total							2,319,833	1,052,560

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 40	Morgan Stanley	06/20/2028	1.000	Quarterly	0.658	USD	6,000,000	63,716	—	—	63,716	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	13,357,020	25,085,292	(18,959,654)	(824)	19,481,834	—	(1,375)	511,639	19,489,630
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	12,982,782	219,113	(321,138)	1,969,744	14,850,501	—	71,325	—	178,106
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	29,714,142	2,434,479	(1,812)	597,333	32,744,142	—	(472)	—	3,879,638
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	17,495,143	460,294	(1,344,213)	1,251,318	17,862,542	—	(252,261)	339,106	1,435,896
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	12,903,391	43,881	(479,042)	2,406,341	14,874,571	—	46,524	—	842,275
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	33,433,974	1,113,864	(249,486)	889,961	35,188,313	—	(40,807)	—	3,646,457
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	43,420,738	513,058	(926,049)	6,100,420	49,108,167	—	60,479	—	1,439,700
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	19,021,326	305,346	(2,221,626)	2,760,117	19,865,163	—	(558,281)	285,174	2,018,817
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	6,001,350	1,764,203	(77,938)	640,171	8,327,786	—	(17,999)	—	283,066
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,236,945	1,726,199	(65,312)	314,385	8,212,217	—	(5,399)	—	241,820
Total	194,566,811			16,928,966	220,515,236	—	(698,266)	1,135,919

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	133,100,947	133,100,947
Exchange-Traded Equity Funds	6,537,000	—	—	—	6,537,000
Exchange-Traded Fixed Income Funds	8,648,601	—	—	—	8,648,601
Fixed Income Funds	—	—	—	67,932,455	67,932,455
Residential Mortgage-Backed Securities - Agency	—	16,874,454	—	—	16,874,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Put Option Contracts Purchased	1,052,560	—	—	—	1,052,560
Money Market Funds	19,481,834	—	—	—	19,481,834
Total Investments in Securities	35,719,995	16,874,454	—	201,033,402	253,627,851
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	50,749	—	—	50,749
Futures Contracts	215,276	—	—	—	215,276
Swap Contracts	—	63,716	—	—	63,716
Liability
Forward Foreign Currency Exchange Contracts	—	(67,611)	—	—	(67,611)
Futures Contracts	(180,961)	—	—	—	(180,961)
Total	35,754,310	16,921,308	—	201,033,402	253,709,020
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $32,128,709)	$32,060,055
Affiliated issuers (cost $208,031,235)	220,515,236
Option contracts purchased (cost $2,319,833)	1,052,560
Cash	66,748
Margin deposits on:
Futures contracts	1,425,514
Swap contracts	164,715
Unrealized appreciation on forward foreign currency exchange contracts	50,749
Receivable for:
Investments sold	69,274
Capital shares sold	40,212
Dividends	89,297
Interest	25,827
Variation margin for futures contracts	107,210
Variation margin for swap contracts	7,751
Expense reimbursement due from Investment Manager	58
Prepaid expenses	1,280
Trustees’ deferred compensation plan	23,560
Total assets	255,700,046
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	67,611
Payable for:
Investments purchased on a delayed delivery basis	16,997,992
Capital shares redeemed	200,239
Variation margin for futures contracts	66,706
Management services fees	841
Distribution and/or service fees	1,620
Service fees	11,747
Compensation of board members	15,419
Compensation of chief compliance officer	22
Other expenses	19,376
Trustees’ deferred compensation plan	23,560
Total liabilities	17,405,133
Net assets applicable to outstanding capital stock	$238,294,913
Represented by
Trust capital	$238,294,913
Total - representing net assets applicable to outstanding capital stock	$238,294,913
Class 1
Net assets	$2,908
Shares outstanding	239
Net asset value per share(a)	$12.19
Class 2
Net assets	$238,292,005
Shares outstanding	19,761,625
Net asset value per share	$12.06

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	11

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$157,356
Dividends — affiliated issuers	1,135,919
Interest	34,779
Total income	1,328,054
Expenses:
Management services fees	153,771
Distribution and/or service fees
Class 2	285,616
Service fees	68,734
Compensation of board members	8,569
Custodian fees	12,824
Printing and postage fees	8,322
Accounting services fees	15,045
Legal fees	7,404
Compensation of chief compliance officer	22
Other	4,070
Total expenses	564,377
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(6,075)
Total net expenses	558,302
Net investment income	769,752
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(615,686)
Investments — affiliated issuers	(698,266)
Foreign currency translations	11,255
Forward foreign currency exchange contracts	(246,045)
Futures contracts	668,418
Option contracts purchased	(420,506)
Swap contracts	58,408
Net realized loss	(1,242,422)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,303,362
Investments — affiliated issuers	16,928,966
Forward foreign currency exchange contracts	181,630
Futures contracts	(986,302)
Option contracts purchased	(1,302,345)
Swap contracts	20,742
Net change in unrealized appreciation (depreciation)	16,146,053
Net realized and unrealized gain	14,903,631
Net increase in net assets resulting from operations	$15,673,383
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$769,752	$1,877,106
Net realized loss	(1,242,422)	(7,160,901)
Net change in unrealized appreciation (depreciation)	16,146,053	(43,229,771)
Net increase (decrease) in net assets resulting from operations	15,673,383	(48,513,566)
Increase (decrease) in net assets from capital stock activity	4,041,620	(10,618,003)
Total increase (decrease) in net assets	19,715,003	(59,131,569)
Net assets at beginning of period	218,579,910	277,711,479
Net assets at end of period	$238,294,913	$218,579,910

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Shares sold	841,518	9,875,216	665,562	8,267,656
Shares redeemed	(497,645)	(5,833,596)	(1,615,433)	(18,885,659)
Net increase (decrease)	343,873	4,041,620	(949,871)	(10,618,003)
Total net increase (decrease)	343,873	4,041,620	(949,871)	(10,618,003)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$11.36	0.06	0.77	0.83
Year Ended 12/31/2022	$13.73	0.13	(2.50)	(2.37)
Year Ended 12/31/2021	$12.37	0.12	1.24	1.36
Year Ended 12/31/2020	$11.44	0.09	0.84	0.93
Year Ended 12/31/2019(d)	$10.48	0.15	0.81	0.96
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$11.26	0.04	0.76	0.80
Year Ended 12/31/2022	$13.63	0.09	(2.46)	(2.37)
Year Ended 12/31/2021	$12.31	0.08	1.24	1.32
Year Ended 12/31/2020	$11.42	0.06	0.83	0.89
Year Ended 12/31/2019	$9.84	0.12	1.46	1.58
Year Ended 12/31/2018	$10.39	0.09	(0.64)	(0.55)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021	12/31/2020
Class 1	less than 0.01%	0.01%	0.01%
Class 2	less than 0.01%	0.01%	0.01%

(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.19	7.31%	0.23%	0.22%	0.97%	58%	$3
Year Ended 12/31/2022	$11.36	(17.26%)	0.27%(c)	0.25%(c)	1.06%	113%	$3
Year Ended 12/31/2021	$13.73	10.99%	0.25%(c)	0.25%(c)	0.88%	116%	$3
Year Ended 12/31/2020	$12.37	8.13%	0.25%(c)	0.25%(c)	0.75%	89%	$3
Year Ended 12/31/2019(d)	$11.44	9.16%	0.25%	0.25%	1.57%	37%	$3
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.06	7.10%	0.49%	0.49%	0.67%	58%	$238,292
Year Ended 12/31/2022	$11.26	(17.39%)	0.52%(c)	0.50%(c)	0.78%	113%	$218,577
Year Ended 12/31/2021	$13.63	10.72%	0.50%(c)	0.50%(c)	0.63%	116%	$277,708
Year Ended 12/31/2020	$12.31	7.79%	0.50%(c)	0.50%(c)	0.49%	89%	$230,561
Year Ended 12/31/2019	$11.42	16.06%	0.51%	0.51%	1.12%	37%	$186,750
Year Ended 12/31/2018	$9.84	(5.29%)	0.61%	0.55%	0.85%	47%	$97,370
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
16	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	63,716*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	184,054*
Equity risk	Investments, at value — Option contracts purchased	1,052,560
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	50,749
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	31,222*
Total		1,382,301

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	74,870*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	67,611
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	106,091*
Total		248,572

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	58,408	58,408
Equity risk	—	700,487	(420,506)	—	279,981
Foreign exchange risk	(246,045)	—	—	—	(246,045)
Interest rate risk	—	(32,069)	—	—	(32,069)
Total	(246,045)	668,418	(420,506)	58,408	60,275

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	20,742	20,742
Equity risk	—	(960,347)	(1,302,345)	—	(2,262,692)
Foreign exchange risk	181,630	—	—	—	181,630
Interest rate risk	—	(25,955)	—	—	(25,955)
Total	181,630	(986,302)	(1,302,345)	20,742	(2,086,275)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	19,650,615
Futures contracts — short	11,038,226
Credit default swap contracts — sell protection	6,000,000

Derivative instrument	Average value ($)*
Option contracts purchased	1,254,980

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	26,608	(39,031)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Wells Fargo Securities LLC ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	7,751	-	-	7,751
Forward foreign currency exchange contracts	24,428	155	4,023	22,143	-	-	-	-	-	50,749
Put option contracts purchased	-	-	-	-	1,052,560	-	-	-	-	1,052,560
Total assets	24,428	155	4,023	22,143	1,052,560	-	7,751	-	-	1,111,060
Liabilities
Forward foreign currency exchange contracts	4,796	32,001	14,475	10,500	-	1,401	-	1,404	3,034	67,611
Total financial and derivative net assets	19,632	(31,846)	(10,452)	11,643	1,052,560	(1,401)	7,751	(1,404)	(3,034)	1,043,449
Total collateral received (pledged) (c)	-	-	-	-	-	-	-	-	-	-
Net amount (d)	19,632	(31,846)	(10,452)	11,643	1,052,560	(1,401)	7,751	(1,404)	(3,034)	1,043,449

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
24	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
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Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.13% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
26	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $128,506,013 and $133,973,786, respectively, for the six months ended June 30, 2023, of which $113,837,779 and $117,956,095, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
28	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	29

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Managed Risk Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
30	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	31

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
32	Variable Portfolio – Managed Risk Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Variable Portfolio – Managed Risk Fund | Semiannual Report 2023	33

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Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7043_12_B01_(08/23)

Semiannual Report
June 30, 2023 (Unaudited)
Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk U.S. Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk U.S. Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023
Average annual total returns (%) (for the period ended June 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class 1*	02/20/19	8.05	5.92	5.01	5.22
Class 2	09/12/17	7.96	5.73	4.79	5.03
Blended Benchmark		9.32	9.18	6.79	6.63
Bloomberg U.S. Aggregate Bond Index		2.09	-0.94	0.77	0.39
S&P 500 Index		16.89	19.59	12.31	12.46
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio Allocation (%) (at June 30, 2023)
Allocations to Underlying Funds
Equity Funds	52.3
U.S. Large Cap	52.3
Exchange-Traded Fixed Income Funds	3.1
Investment Grade	3.1
Fixed Income Funds	26.4
Investment Grade	26.4
Allocations to Tactical Assets
Money Market Funds(a)	10.9
Put Option Contracts Purchased	0.4
Residential Mortgage-Backed Securities - Agency	6.9
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
January 1, 2023 — June 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,080.50	1,023.73	1.24	1.21	0.24	3.89	3.78	0.75
Class 2	1,000.00	1,000.00	1,079.60	1,022.54	2.49	2.42	0.48	5.13	4.99	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	5

Portfolio of Investments
June 30, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 55.9%
	Shares	Value ($)
U.S. Large Cap 55.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	475,870	39,678,047
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,260,723	39,924,367
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	649,837	33,486,108
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	986,689	32,106,859
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	2,029,701	69,233,101
Total		214,428,482
Total Equity Funds (Cost $158,065,320)		214,428,482

Exchange-Traded Fixed Income Funds 3.3%

Investment Grade 3.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	56,935	6,156,951
Vanguard Intermediate-Term Corporate Bond ETF	83,100	6,567,393
Total		12,724,344
Total Exchange-Traded Fixed Income Funds (Cost $12,404,725)		12,724,344

Fixed Income Funds 28.2%

Investment Grade 28.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,175,973	52,125,211
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	5,811,379	56,079,800
Total		108,205,011
Total Fixed Income Funds (Cost $124,108,571)		108,205,011
Residential Mortgage-Backed Securities - Agency 7.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
07/18/2038- 07/13/2053	3.000%	2,920,000	2,663,123
07/18/2038- 07/13/2053	3.500%	8,650,000	8,049,982
07/18/2038- 07/13/2053	4.000%	7,650,000	7,253,998
07/13/2053	4.500%	6,650,000	6,393,352
07/13/2053	5.000%	4,000,000	3,919,375
Total Residential Mortgage-Backed Securities - Agency (Cost $28,450,307)			28,279,830

Put Option Contracts Purchased 0.4%
Value ($)
(Cost $3,864,781)	1,669,680

Money Market Funds 11.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.323%(a),(d)	44,932,553	44,914,580
Total Money Market Funds (Cost $44,910,005)		44,914,580
Total Investments in Securities (Cost: $371,803,709)		410,221,927
Other Assets & Liabilities, Net		(26,475,050)
Net Assets		383,746,877
At June 30, 2023, securities and/or cash totaling $1,792,277 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	44	09/2023	USD	9,874,150	321,280	—
U.S. Long Bond	43	09/2023	USD	5,456,969	1,140	—
U.S. Long Bond	3	09/2023	USD	380,719	—	(3,381)
U.S. Treasury 10-Year Note	3	09/2023	USD	336,797	—	(5,646)
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	23	09/2023	USD	4,676,906	—	(52,671)
U.S. Treasury 5-Year Note	59	09/2023	USD	6,318,531	—	(110,145)
U.S. Treasury Ultra Bond	26	09/2023	USD	3,541,688	44,332	—
U.S. Treasury Ultra Bond	4	09/2023	USD	544,875	—	(5,133)
Total					366,752	(176,976)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(41)	09/2023	USD	(9,200,913)	—	(243,389)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	52,069,446	117	3,300.00	12/20/2024	2,168,575	770,445
S&P 500 Index	JPMorgan	USD	15,576,330	35	3,450.00	12/20/2024	372,388	277,900
S&P 500 Index	JPMorgan	USD	19,581,672	44	3,200.00	12/20/2024	775,543	254,540
S&P 500 Index	JPMorgan	USD	12,016,026	27	3,400.00	12/20/2024	291,790	201,690
S&P 500 Index	JPMorgan	USD	5,340,456	12	3,350.00	12/20/2024	164,460	84,240
S&P 500 Index	JPMorgan	USD	4,005,342	9	3,550.00	12/20/2024	92,025	80,865
Total							3,864,781	1,669,680

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 40	Morgan Stanley	06/20/2028	1.000	Quarterly	0.658	USD	11,000,000	116,813	—	—	116,813	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.323%
	31,415,032	39,528,387	(26,026,340)	(2,499)	44,914,580	—	(1,133)	1,072,288	44,932,553
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	36,164,245	218,726	(2,151,437)	5,446,513	39,678,047	—	129,677	—	475,870
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	51,602,314	1,096,735	(2,231,165)	1,657,327	52,125,211	—	(587,033)	—	6,175,973
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	36,134,958	236,427	(2,963,392)	6,516,374	39,924,367	—	212,701	—	2,260,723
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	30,190,056	141,621	(3,444,156)	6,598,587	33,486,108	—	(269,943)	—	649,837
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	30,532,920	1,385,381	(347,090)	535,648	32,106,859	—	1,787	—	986,689
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	55,325,569	1,172,313	(2,212,732)	1,794,650	56,079,800	—	(379,476)	—	5,811,379
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	63,362,654	643,429	(3,463,137)	8,690,155	69,233,101	—	153,365	—	2,029,701
Total	334,727,748			31,236,755	367,548,073	—	(740,055)	1,072,288

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at June 30, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
June 30, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	214,428,482	214,428,482
Exchange-Traded Fixed Income Funds	12,724,344	—	—	—	12,724,344
Fixed Income Funds	—	—	—	108,205,011	108,205,011
Residential Mortgage-Backed Securities - Agency	—	28,279,830	—	—	28,279,830
Put Option Contracts Purchased	1,669,680	—	—	—	1,669,680
Money Market Funds	44,914,580	—	—	—	44,914,580
Total Investments in Securities	59,308,604	28,279,830	—	322,633,493	410,221,927
Investments in Derivatives
Asset
Futures Contracts	366,752	—	—	—	366,752
Swap Contracts	—	116,813	—	—	116,813
Liability
Futures Contracts	(420,365)	—	—	—	(420,365)
Total	59,254,991	28,396,643	—	322,633,493	410,285,127
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $40,855,032)	$41,004,174
Affiliated issuers (cost $327,083,896)	367,548,073
Option contracts purchased (cost $3,864,781)	1,669,680
Cash	102,159
Margin deposits on:
Futures contracts	1,490,300
Swap contracts	301,977
Receivable for:
Investments sold	200,189
Dividends	196,204
Interest	44,212
Variation margin for futures contracts	195,882
Variation margin for swap contracts	14,210
Prepaid expenses	1,586
Trustees’ deferred compensation plan	23,372
Total assets	412,792,018
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	28,494,519
Capital shares redeemed	355,703
Variation margin for futures contracts	109,674
Management services fees	1,379
Distribution and/or service fees	2,615
Service fees	18,935
Compensation of board members	16,692
Compensation of chief compliance officer	35
Other expenses	22,217
Trustees’ deferred compensation plan	23,372
Total liabilities	29,045,141
Net assets applicable to outstanding capital stock	$383,746,877
Represented by
Trust capital	$383,746,877
Total - representing net assets applicable to outstanding capital stock	$383,746,877
Class 1
Net assets	$3,122
Shares outstanding	233
Net asset value per share(a)	$13.42
Class 2
Net assets	$383,743,755
Shares outstanding	28,872,426
Net asset value per share	$13.29

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended June 30, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$205,955
Dividends — affiliated issuers	1,072,288
Interest	51,233
Total income	1,329,476
Expenses:
Management services fees	259,207
Distribution and/or service fees
Class 2	471,035
Service fees	113,355
Compensation of board members	9,742
Custodian fees	11,513
Printing and postage fees	4,726
Accounting services fees	15,045
Legal fees	8,406
Interest on collateral	160
Compensation of chief compliance officer	37
Other	4,894
Total expenses	898,120
Net investment income	431,356
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,147,757)
Investments — affiliated issuers	(740,055)
Futures contracts	1,499,321
Option contracts purchased	(493,531)
Swap contracts	107,081
Net realized loss	(774,941)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,838,511
Investments — affiliated issuers	31,236,755
Futures contracts	(1,526,093)
Option contracts purchased	(2,287,155)
Swap contracts	38,028
Net change in unrealized appreciation (depreciation)	29,300,046
Net realized and unrealized gain	28,525,105
Net increase in net assets resulting from operations	$28,956,461
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$431,356	$2,150,362
Net realized loss	(774,941)	(17,016,542)
Net change in unrealized appreciation (depreciation)	29,300,046	(53,719,591)
Net increase (decrease) in net assets resulting from operations	28,956,461	(68,585,771)
Increase (decrease) in net assets from capital stock activity	(12,257,494)	47,809,432
Total increase (decrease) in net assets	16,698,967	(20,776,339)
Net assets at beginning of period	367,047,910	387,824,249
Net assets at end of period	$383,746,877	$367,047,910

	Six Months Ended		Year Ended
	June 30, 2023 (Unaudited)		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Shares sold	502,324	6,386,876	4,809,296	61,661,766
Shares redeemed	(1,454,427)	(18,644,370)	(1,070,788)	(13,852,334)
Net increase (decrease)	(952,103)	(12,257,494)	3,738,508	47,809,432
Total net increase (decrease)	(952,103)	(12,257,494)	3,738,508	47,809,432
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

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Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$12.42	0.03	0.97	1.00
Year Ended 12/31/2022	$14.96	0.11	(2.65)	(2.54)
Year Ended 12/31/2021	$13.18	0.08	1.70	1.78
Year Ended 12/31/2020	$11.97	0.09	1.12	1.21
Year Ended 12/31/2019(d)	$10.75	0.10	1.12	1.22
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$12.31	0.01	0.97	0.98
Year Ended 12/31/2022	$14.87	0.08	(2.64)	(2.56)
Year Ended 12/31/2021	$13.12	0.05	1.70	1.75
Year Ended 12/31/2020	$11.95	0.06	1.11	1.17
Year Ended 12/31/2019	$10.10	0.07	1.78	1.85
Year Ended 12/31/2018	$10.47	0.04	(0.41)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Six Months Ended 6/30/2023 (Unaudited)	$13.42	8.05%	0.24%(c)	0.24%(c)	0.49%	59%	$3
Year Ended 12/31/2022	$12.42	(16.98%)	0.24%(c)	0.24%(c)	0.84%	114%	$3
Year Ended 12/31/2021	$14.96	13.51%	0.23%(c)	0.23%(c)	0.57%	113%	$3
Year Ended 12/31/2020	$13.18	10.11%	0.24%	0.24%	0.75%	94%	$3
Year Ended 12/31/2019(d)	$11.97	11.35%	0.25%	0.25%	1.02%	24%	$3
Class 2
Six Months Ended 6/30/2023 (Unaudited)	$13.29	7.96%	0.48%(c)	0.48%(c)	0.23%	59%	$383,744
Year Ended 12/31/2022	$12.31	(17.22%)	0.48%(c)	0.48%(c)	0.59%	114%	$367,045
Year Ended 12/31/2021	$14.87	13.34%	0.48%(c)	0.48%(c)	0.32%	113%	$387,821
Year Ended 12/31/2020	$13.12	9.79%	0.49%	0.49%	0.46%	94%	$284,037
Year Ended 12/31/2019	$11.95	18.32%	0.52%	0.52%	0.61%	24%	$186,201
Year Ended 12/31/2018	$10.10	(3.53%)	0.67%	0.58%	0.41%	45%	$80,119
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	15

Notes to Financial Statements
June 30, 2023 (Unaudited)
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
16	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option
18	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	116,813*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	321,280*
Equity risk	Investments, at value — Option contracts purchased	1,669,680
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	45,472*
Total		2,153,245

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	243,389*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	176,976*
Total		420,365

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	107,081	107,081
Equity risk	1,499,165	(493,531)	—	1,005,634
Interest rate risk	156	—	—	156
Total	1,499,321	(493,531)	107,081	1,112,871

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	38,028	38,028
Equity risk	(1,479,674)	(2,287,155)	—	(3,766,829)
Interest rate risk	(46,419)	—	—	(46,419)
Total	(1,526,093)	(2,287,155)	38,028	(3,775,220)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	32,853,649
Futures contracts — short	6,876,219
Credit default swap contracts — sell protection	11,000,000

Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Derivative instrument	Average value ($)*
Option contracts purchased	2,064,385

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
22	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2023:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	14,210	14,210
Put option contracts purchased	1,669,680	-	1,669,680
Total assets	1,669,680	14,210	1,683,890
Total financial and derivative net assets	1,669,680	14,210	1,683,890
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	1,669,680	14,210	1,683,890

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not
24	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended June 30, 2023 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the six months ended June 30, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $210,503,867 and $244,986,862, respectively, for the six months ended June 30, 2023, of which $197,410,968 and $208,461,697, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended June 30, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is
26	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the six months ended June 30, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
June 30, 2023 (Unaudited)
Shareholder concentration risk
At June 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Shares sold or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Managed Risk U.S. Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	29

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
30	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing
Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023	31

Approval of Management Agreement  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Variable Portfolio – Managed Risk U.S. Fund | Semiannual Report 2023

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Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
SAR7044_12_B01_(08/23)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	August 22, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	August 22, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	August 22, 2023